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                                                                    Exhibit 10.2

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                      CONTRIBUTION AND PARTNERSHIP INTEREST
                               PURCHASE AGREEMENT


                           dated as of April 23, 1998


                                     between

                      ASSOCIATED ESTATES REALTY CORPORATION
                                    ("AERC")

                                       and

                                    ED WAYMAN
                                  LARRY WRIGHT
                                  JAMES A COTE
                                  JAMES ELWOOD
                                   LANNY KALIK
                                  LOUIS E. VOGT
                             WILLIAM T. HUGHES, JR.
                                 GREGORY L. GOLZ
                                 PF FUNDS, INC.
                             MIG DEVELOPMENT COMPANY











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||                            TABLE OF CONTENTS

1.    BACKGROUND...............................................................1

2.    INITIAL CONTRIBUTIONS (HOLLYWOOD AND KIRKMAN)............................4
      2.01     AERC'S INITIAL CONTRIBUTION.....................................4
      2.02     WAYMAN'S INITIAL CONTRIBUTION...................................5
      2.03     WRIGHT'S INITIAL CONTRIBUTION...................................6
      2.04     COTE'S INITIAL CONTRIBUTION.....................................6
      2.05     ELWOOD'S INITIAL CONTRIBUTION...................................6
      2.06     KALIK'S INITIAL CONTRIBUTION....................................7
      2.07     VOGT'S INITIAL CONTRIBUTION.....................................7
      2.08     GUTIN'S INITIAL CONTRIBUTION....................................7
      2.09     HUGHES' INITIAL CONTRIBUTION....................................8
      2.10     GOLZ'S INITIAL CONTRIBUTION.....................................9
      2.11     PF FUNDS' CONTRIBUTION..........................................9
      2.12     MIG'S  CONTRIBUTION AND SALE OF THE GENERAL PARTNER'S
               INTERESTS IN KIRKMAN AND HOLLYWOOD..............................9
      2.13     VALUATION OF INITIAL UNITS RELATING TO HOLLYWOOD
               PARTNERSHIP INTERESTS...........................................9
      2.14     VALUATION OF INITIAL UNITS RELATING TO KIRKMAN
               PARTNERSHIP INTERESTS..........................................10
      2.15     VALUATION OF AERC UNITS........................................10
      2.16     [INTENTIONALLY OMITTED.].......................................10
      2.17     ELECTION TO SUBSTITUTE CASH....................................10
      2.18     DELIVERY OF CERTAIN "E UNITS"..................................10
      2.19     FAILURE OF HOLLYWOOD CLOSING...................................10

3.    SECOND CONTRIBUTION (PINES).............................................11
      3.01     AERC'S SECOND CONTRIBUTION.....................................11
      3.02     WAYMAN'S SECOND CONTRIBUTION...................................11
      3.03     WRIGHT'S SECOND CONTRIBUTION...................................12
      3.04     COTE'S SECOND CONTRIBUTION.....................................12
      3.05     ELWOOD'S SECOND CONTRIBUTION...................................12
      3.06     KALIK'S SECOND CONTRIBUTION....................................12
      3.07     VOGT'S SECOND CONTRIBUTION.....................................12
      3.08     SECOND CLOSING MATTERS RELATING TO GUTIN'S INTEREST............13
      3.09     HUGHES' SECOND CONTRIBUTION....................................13
      3.10     GOLZ'S SECOND CONTRIBUTION.....................................13
      3.15     MIG'S CONTRIBUTION AND SALE OF GENERAL PARTNER'S
               INTEREST IN PINES..............................................14
      3.16     [INTENTIONALLY OMITTED.].......................................14
      3.17     ELECTION TO SUBSTITUTE CASH....................................14



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4.    CHANGE OF NAME, CONVERSION INTO LIMITED PARTNERSHIP AND
      CONVERSION OF EXISTING GENERAL PARTNERS' INTERESTS......................14

5.    INITIAL CLOSING DOCUMENTS...............................................15
      5.01     AERC'S INITIAL CLOSING DOCUMENTS...............................15
      5.02     WAYMAN'S INITIAL CLOSING DOCUMENTS.............................15
      5.03     WRIGHT'S INITIAL CLOSING DOCUMENTS.............................16
      5.04     COTE'S INITIAL CLOSING DOCUMENTS...............................16
      5.05     ELWOOD'S INITIAL CLOSING DOCUMENTS.............................17
      5.06     KALIK'S INITIAL CLOSING DOCUMENTS..............................17
      5.07     VOGT'S INITIAL CLOSING DOCUMENTS...............................18
      5.08     [INTENTIONALLY OMITTED.].......................................18
      5.09     HUGHES' INITIAL CLOSING DOCUMENTS..............................18
      5.10     GOLZ'S INITIAL CLOSING DOCUMENTS...............................18
      5.11     PF FUNDS' INITIAL CLOSING DOCUMENTS............................19
      5.12     EXISTING GENERAL PARTNERS' INITIAL CLOSING DOCUMENTS. .........19

6.    SECOND CLOSING DOCUMENTS................................................19
      6.01     SECOND CLOSING.................................................19
      6.02     AERC'S SECOND CLOSING DOCUMENTS................................20
      6.03     WAYMAN'S SECOND CLOSING DOCUMENTS..............................20
      6.04     WRIGHT'S SECOND CLOSING DOCUMENTS..............................21
      6.05     COTE'S SECOND CLOSING DOCUMENTS. ..............................21
      6.06     ELWOOD'S SECOND CLOSING DOCUMENTS..............................22
      6.07     KALIK'S SECOND CLOSING DOCUMENTS...............................22

7.    CONDUCT OF BUSINESS PRIOR TO INITIAL CLOSING............................22
      7.01     AERC'S COVENANTS...............................................22
      7.02     EXISTING LIMITED PARTNER COVENANTS.............................23
      7.03     EXISTING GENERAL PARTNER COVENANTS.............................23
      7.04     MIG COVENANTS WITH RESPECT TO ITS GENERAL PARTNER
               INTERESTS......................................................24

8.    CONDUCT OF BUSINESS PRIOR TO SECOND CLOSING.............................25
      8.01     AERC'S COVENANTS...............................................25
      8.02     EXISTING H/P LIMITED PARTNER COVENANTS.........................25
      8.03     MIG COVENANTS WITH RESPECT TO GENERAL PARTNER'S
               INTEREST IN PINES PARTNERSHIP..................................26

9.    REPRESENTATIONS AND WARRANTIES..........................................26
      9.01     AERC'S REPRESENTATIONS AND WARRANTIES..........................26
      9.02     EXISTING LIMITED PARTNERS' REPRESENTATIONS AND
               WARRANTIES.....................................................28



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      9.03     EXISTING GENERAL PARTNERS' REPRESENTATIONS AND
               WARRANTIES.....................................................30
      9.04     MIG REPRESENTATIONS AND WARRANTIES.............................32

10.   COSTS AND EXPENSES......................................................32

11.   CONDITIONS TO INITIAL CLOSING...........................................33
      11.01    AERC'S CONDITIONS TO INITIAL CLOSING...........................33
      11.02    EXISTING LIMITED PARTNERS' AND EXISTING GENERAL
               PARTNERS' CONDITIONS TO INITIAL CLOSING........................33
      11.03    RIGHTS UPON A FAILURE OF A CONDITION...........................34

12.   INITIAL CLOSING.........................................................34

13.   CONDITIONS TO SECOND CLOSING............................................34
      13.01    AERC'S CONDITIONS TO SECOND CLOSING............................34
      13.02    EXISTING H/P LIMITED PARTNERS' CONDITIONS TO THE SECOND
               CLOSING........................................................35
      13.03    RIGHTS UPON A FAILURE OF A CONDITION...........................35

14.   SECOND CLOSING..........................................................36

15.   ASSIGNMENT..............................................................36

16.   INDEMNIFICATION.........................................................37
      16.01    INDEMNIFICATION OF AERC BY EXISTING LIMITED PARTNERS...........37
      16.02    INDEMNIFICATION OF AERC BY EXISTING GENERAL PARTNERS...........37
      16.03    INDEMNIFICATION OF EXISTING GENERAL PARTNERS AND
               EXISTING LIMITED PARTNERS BY AERC..............................37
      16.04    CLAIMS FOR INDEMNIFICATION.....................................37
      16.05    LIMITATIONS ON INDEMNIFICATION.................................39
      16.06    NO POST-CLOSING CLAIMS.........................................40
      16.07    SATISFACTION OF CERTAIN INDEMNIFICATION OBLIGATIONS............40

17.   DEFAULT/REMEDIES........................................................40
      17.01    REMEDIES UPON DEFAULT OF AERC..................................40
      17.02    [INTENTIONALLY OMITTED.].......................................40
      17.03    REMEDIES UPON DEFAULT OF EXISTING LIMITED PARTNERS AND
               EXISTING GENERAL  PARTNERS.....................................40
      17.04    PAYMENT OF LITIGATION EXPENSES.................................41
      17.05    SUIT FOR SPECIFIC PERFORMANCE..................................41

18.   NOTICES.................................................................41




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19.   MISCELLANEOUS...........................................................42
      19.01    ASSIGNMENT BY DEVELOPMENT PARTNERSHIPS OF CERTAIN
               ASSETS.........................................................42
      19.02    SUCCESSORS.....................................................43
      19.03    MODIFICATIONS/WAIVERS..........................................43
      19.04    [INTENTIONALLY OMITTED.].......................................43
      19.05    ENTIRE AGREEMENT...............................................43
      19.06    COUNTERPARTS...................................................43
      19.07    CAPTIONS.......................................................43
      19.08    BACKGROUND/EXHIBITS INCORPORATED...............................43
      19.09    GOVERNING LAW..................................................43
      19.10    EXCLUSIVE JURISDICTION AND VENUE...............................43
      19.11    SEVERABILITY...................................................44
      19.12    DATE FOR PERFORMANCE...........................................44
      19.13    FURTHER ACTION.................................................44
      19.14    PRONOUNS.......................................................44



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            CONTRIBUTION AND PARTNERSHIP INTEREST PURCHASE AGREEMENT
            --------------------------------------------------------


         THIS AGREEMENT (this "AGREEMENT"), is made and entered into as of April __, 1998, by and between the following persons (each of whom, individually, is referred to herein as a "PARTY", and all of whom are referred to collectively as the "PARTIES"): Associated Estates Realty Corporation, an Ohio corporation ("AERC"), Ed Wayman ("WAYMAN"), Larry Wright ("WRIGHT"), James A. Cote ("COTE"), James Elwood ("ELWOOD"), Lanny Kalik ("KALIK"), Louis E. Vogt ("VOGT"), William
T. Hughes, Jr. ("HUGHES"), Gregory L. Golz ("GOLZ"), PF Funds, Inc. ("PF FUNDS") and MIG Development Company, a Florida corporation ("MIG"). (References to the "EXISTING H/P LIMITED PARTNERS" refer, collectively, to Wayman, Wright, Cote, Elwood and Kalik; references to the "EXISTING LIMITED PARTNERS" refer, collectively, to the Existing H/P Limited Partners and Vogt, Gutin, Hughes, Golz and PF Funds; and references to the "EXISTING GENERAL PARTNERS" refer, collectively, to Vogt, Hughes, Cote, Golz and Kathleen L. Gutin ("GUTIN").)

         The Parties hereby agree as follows:

1.       BACKGROUND.

1.01 The Existing General Partners are both (i) all of the partners of HP Advisors, a Florida general partnership (the "PARTNERSHIP"), pursuant to the partnership agreement (the "CURRENT PARTNERSHIP AGREEMENT") attached hereto as EXHIBIT C, and (ii) shareholders in MIG Realty Advisors, Inc. ("MIGRA").

1.02 MIG is the sole general partner in each of the Development Partnerships (defined below).

1.03 MIGRA, AERC and certain shareholders of MIGRA have entered into that certain Second Amended and Restated Agreement and Plan of Merger dated as of March 30, 1998 (the "MERGER AGREEMENT") pursuant to which MIGRA will, subject to the satisfaction of certain conditions, merge into AERC (the "MERGER"). The Merger Agreement refers to this Agreement or to the transactions provided for in this Agreement.

1.04 The Parties desire, all as more fully set forth herein, to do the following: (i) change the name of the Partnership to AERC HP Advisors LP; (ii) convert the Partnership into a Florida limited partnership; (iii) admit some or all of the Existing Limited Partners as limited partners of the Partnership;
(iv) admit AERC as a general partner of the Partnership; (v) convert the Existing General Partners' partnership interests in the Partnership to limited partnership interests; (vi) amend and restate the partnership agreement of the Partnership to reflect the foregoing and related matters pursuant to the Amended and Restated Limited Partnership Agreement of AERC HP Advisors LP set forth on EXHIBIT A attached hereto and made a part hereof (the "RESTATED PARTNERSHIP AGREEMENT"); and (vii) provide for the Partnership to acquire all of the limited partnership interests


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in the Development Partnerships and for AERC or its nominees to acquire from MIG all of the general partnership interests in each Development Partnership.

1.05 The Existing H/P Limited Partners own all of the limited partnership interests in each of MIG/Pines Development, Ltd., a Florida limited partnership (the "PINES PARTNERSHIP"), and MIG/Hollywood Development, Ltd., a Florida limited partnership (the "HOLLYWOOD PARTNERSHIP"). The Existing Limited Partners own all of the limited partnership interests in MIG/Orlando Development, Ltd., a Florida limited partnership (the "KIRKMAN PARTNERSHIP"). The Kirkman Partnership, the Pines Partnership and the Hollywood Partnership are collectively referred to herein as the "Development Partnerships" or singularly as a "DEVELOPMENT PARTNERSHIP").

1.06 Wayman's ownership interest in each Development Partnership is set forth on EXHIBIT B attached hereto and made a part hereof (respectively, "WAYMAN'S LIMITED PARTNERSHIP INTERESTS IN KIRKMAN", "WAYMAN'S LIMITED PARTNERSHIP INTERESTS IN PINES" and "WAYMAN'S LIMITED PARTNERSHIP INTERESTS IN HOLLYWOOD", and collectively, "WAYMAN'S DEVELOPMENT LIMITED PARTNERSHIP INTERESTS").

1.07 Wright's ownership interest in each Development Partnership is set forth on EXHIBIT B attached hereto and made a part hereof (respectively, "WRIGHT'S LIMITED PARTNERSHIP INTERESTS IN KIRKMAN", "WRIGHT'S LIMITED PARTNERSHIP INTERESTS IN PINES" and "WRIGHT'S LIMITED PARTNERSHIP INTERESTS IN HOLLYWOOD", and collectively, "WRIGHT'S DEVELOPMENT LIMITED PARTNERSHIP INTERESTS").

1.08 Cote's ownership interest in each Development Partnership is set forth on EXHIBIT B attached hereto and made a part hereof (respectively, "COTE'S LIMITED PARTNERSHIP INTERESTS IN KIRKMAN", "COTE'S LIMITED PARTNERSHIP INTERESTS IN PINES" and "COTE'S LIMITED PARTNERSHIP INTERESTS IN HOLLYWOOD", and collectively, "COTE'S DEVELOPMENT LIMITED PARTNERSHIP INTERESTS").

1.09 Elwood's ownership interest in each Development Partnership is set forth on EXHIBIT B attached hereto and made a part hereof (respectively, "ELWOOD'S LIMITED PARTNERSHIP INTERESTS IN KIRKMAN", "ELWOOD'S LIMITED PARTNERSHIP INTERESTS IN PINES" and "ELWOOD'S LIMITED PARTNERSHIP INTERESTS IN HOLLYWOOD", and collectively, "ELWOOD'S DEVELOPMENT LIMITED PARTNERSHIP INTERESTS").

1.10 Kalik's ownership interest in each Development Partnership is set forth on EXHIBIT B attached hereto and made a part hereof (respectively, "KALIK'S LIMITED PARTNERSHIP INTERESTS IN KIRKMAN", "KALIK'S LIMITED PARTNERSHIP INTERESTS IN PINES" and "KALIK'S LIMITED PARTNERSHIP INTERESTS IN HOLLYWOOD", and collectively, "KALIK'S DEVELOPMENT LIMITED PARTNERSHIP INTERESTS").

1.11 Vogt's ownership interest in the Kirkman Partnership is set forth on EXHIBIT B attached hereto and made a part hereof ("VOGT'S LIMITED PARTNERSHIP INTEREST").



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1.12   Gutin's ownership interest in the Kirkman Partnership is set forth on
EXHIBIT B attached hereto and made a part hereof ("GUTIN'S LIMITED PARTNERSHIP INTEREST"). Wright expects to acquire, at or before the Initial Closing, Gutin's Limited Partnership Interest and Gutin's interest as a general partner in the Partnership ("GUTIN'S GENERAL PARTNER INTEREST" which, together with Gutin's Limited Partnership Interest, is referred to collectively herein as "GUTIN'S INTERESTS").

1.13 Hughes' ownership interest in the Kirkman Partnership is set forth on EXHIBIT B attached hereto and made a part hereof ("HUGHES' LIMITED PARTNERSHIP INTEREST").

1.14 Golz's ownership interest in the Kirkman Partnership is set forth on EXHIBIT B attached hereto and made a part hereof ("GOLZ'S LIMITED PARTNERSHIP INTEREST").

1.15 PF Funds' ownership interest in the Kirkman Partnership is set forth on EXHIBIT B attached hereto and made a part hereof ("P.F.'S LIMITED PARTNERSHIP INTEREST").

1.16     [INTENTIONALLY OMITTED.]

1.17 MIG's general partner interest in each Development Partnership is set forth on EXHIBIT B attached hereto and made a part hereof. (MIG's general partner interest in each Development Partnership, which constitutes all of the general partner interests therein, is herein referred to singularly as a "DEVELOPMENT GENERAL PARTNER INTEREST", and all of them collectively are referred to as the "DEVELOPMENT GENERAL PARTNER INTERESTS". Wayman's Development Limited Partnership Interests, Wright's Development Limited Partnership Interests, Cote's Development Limited Partnership Interests, Elwood's Development Limited Partnership Interests, Kalik's Development Limited Partnership Interests, Vogt's Limited Partnership Interest, Gutin's Limited Partnership Interest, Hughes' Limited Partnership Interest, P.F.'s Limited Partnership Interest and Golz' Limited Partnership Interest are herein collectively referred to as the "DEVELOPMENT LIMITED PARTNERS' INTERESTS" or singularly as a "DEVELOPMENT LIMITED PARTNER INTEREST").

1.18 In exchange for cash or Units (as hereafter defined) in the Partnership, the Existing Limited Partners respectively desire to contribute to the Partnership all of their respective right, title and interest in and to their respective Development Limited Partners' Interests. (Whenever the word "cash" is used in this Agreement, it shall be deemed to mean a commercial bank's cashiers check or certified check or confirmed wire transfer of funds to a bank account designated by the intended recipient.)

1.19 In exchange for the general partner's interest in the Partnership, AERC desires to contribute to the Partnership AERC's Initial Contribution (as hereafter defined) and AERC's Second Contribution (as hereafter defined).

1.20 MIG shall transfer its Development General Partner Interests to AERC or its wholly-owned nominee(s) for cash pursuant to the provisions of the respective


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agreements in the respective forms of EXHIBITS H-1, H-2 and H-3 attached hereto which have been or will be entered into by MIG and AERC (collectively, the "GENERAL PARTNER INTEREST PURCHASE AGREEMENTS").

2.       INITIAL CONTRIBUTIONS (HOLLYWOOD AND KIRKMAN).

2.01 AERC'S INITIAL CONTRIBUTION. Subject to the conditions set forth in Paragraph 11 of this Agreement, AERC agrees to contribute to the Partnership cash in an amount ("AERC'S INITIAL CONTRIBUTION") equal to the sum of the amounts needed to (i) satisfy the Hollywood and Kirkman Construction Loans, and (ii) pay the closing costs associated with the Initial Closing that any provision of this Agreement obligates it to pay, as well as all closing costs and expenses of MIG that AERC is required to pay under the terms and conditions of Section 11 of the General Partner Interest Purchase Agreements relating, respectively, to Kirkman and Hollywood (collectively, the "AERC/MIG INITIAL CLOSING COSTS"). (For all purposes of this Agreement: "HOLLYWOOD CONSTRUCTION LOAN" means, collectively, the two construction loans presently encumbering the property owned by the Hollywood Partnership that evidence loan advances made solely for the purpose of funding the Hollywood Partnership's costs of acquisition, development, construction and leasing of (and other, similar costs relating to) the apartment complex known as Hollywood Windsor Apartments in Hollywood, Florida, which loans are held, respectively, by Nationsbank of Florida, N.A. and The Board of Trustees of the Policemen and Firemen Retirement System of the City of Detroit (the "DETROIT POLICE/FIRE TRUSTEES") and, in the aggregate, have a maximum principal loan amount permitted by the loan documents of approximately $26,850,000.00; "KIRKMAN CONSTRUCTION LOAN" means, collectively, the two construction loans presently encumbering the property owned by the Kirkman Partnership that evidence loan advances made solely for the purpose of funding the Kirkman Partnership's costs of acquisition, development, construction and leasing of (and other, similar costs relating to) the apartment complex known as Windsor at Kirkman in Orlando, Florida, which loans are held, respectively, by SunTrust Bank, Central Florida, National Association and the Board of Trustees of the General Retirement System of the City of Detroit and have a maximum principal loan amount permitted by the loan documents of approximately $31,250,000.00; and "HOLLYWOOD AND KIRKMAN CONSTRUCTION LOANS" means, collectively, the Hollywood Construction Loan and the Kirkman Construction Loan.) AERC agrees to cause the Partnership to use the funds it so contributes to (i) pay and satisfy in full the Hollywood and Kirkman Construction Loans at the time of the Initial Closing and (ii) pay in full, as and when the same respectively become due and payable, all of the costs and expenses as described in clause (ii) of the preceding sentence. In exchange for AERC's Initial Contribution, AERC shall receive all of the general partner's interest in the Partnership and a capital account balance equal to AERC's Initial Contribution ("AERC'S CAPITAL ACCOUNT") which translate into that number of general partner's units in the Partnership that results from the application of the formula set out in
EXHIBIT I-2 attached hereto (the "AERC UNITS") in the Partnership. AERC's Initial Contribution shall be payable by AERC as follows: (i) $875,000.00 in earnest money will be deposited by AERC in escrow upon execution of this Agreement (the "EARNEST MONEY DEPOSIT"); and (ii) subject to the conditions set forth in Paragraph 11 hereof, the balance of AERC's Initial Contribution shall be deposited in escrow by AERC on or before the Initial Closing Date (defined below) in immediately available funds. Within five (5) business days following the execution of this Agreement, AERC



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shall open an escrow account with First American Title Insurance Company,
Troy, Michigan Office (the "ESCROW AGENT") pursuant to a form of joint order escrow agreement acceptable to AERC and MIG (the "ESCROW AGREEMENT") signed by AERC, MIG and Escrow Agent as the initial parties thereto, and shall deposit the Earnest Money Deposit therein. AERC shall notify the Parties of the opening of the escrow, the deposit therein of the Earnest Money Deposit, the number of the escrow, and the employee or employees of the Escrow Agent in charge of the escrow. Each Party shall execute such documentation as may reasonably be required by the Escrow Agent, including the Escrow Agreement if in reasonable standard form. The Earnest Money Deposit shall be deposited in an interest-bearing account as instructed by AERC and any net interest earned thereon (after payment therefrom of all escrow charges and fees) shall be added to the Earnest Money Deposit.

2.02 WAYMAN'S INITIAL CONTRIBUTION. Subject to the conditions set forth in Paragraph 11 of this Agreement, Wayman agrees to contribute to the Partnership all of Wayman's right, title and interest in and to Wayman's Limited Partnership Interests in Kirkman and Wayman's Limited Partnership Interests in Hollywood and he will simultaneously receive a limited partnership interest in the Partnership with an initial capital account balance ("WAYMAN'S CAPITAL ACCOUNT") in an amount equal to the sum of the Wayman Kirkman Amount and the Wayman Hollywood Amount. For all purposes of this Agreement: "WAYMAN KIRKMAN AMOUNT" means the product of multiplying the Kirkman Net Exchange Amount by 0.1695920; "KIRKMAN NET EXCHANGE AMOUNT" means the amount that results from subtracting from the Kirkman Variable Exchange Amount the amount of cash ("AERC'S INITIAL KIRKMAN CONTRIBUTION") AERC contributes to the Partnership at the Initial Closing for and on account of that portion of the AERC/MIG Initial Closing Costs allocable to the Kirkman Partnership and the General Partner Interest Purchase Agreement relating to Kirkman which are paid by AERC on behalf of MIG thereunder and also subtracting the amounts due under Article 8.02(d) of the August 6, 1997 loan commitment from the Board of Trustees of the General Retirement System of the City of Detroit; "KIRKMAN VARIABLE EXCHANGE AMOUNT" means the amount that is equal to the sum of $4,700,000.00 plus the Kirkman Price Adjustment Component; "KIRKMAN PRICE ADJUSTMENT COMPONENT" means the result of multiplying the Kirkman Daily Price Adjustment Component by the number of days between February 17, 1998 and the Initial Closing date (counting as a "day" for these purposes the first but not the last of those dates); and, "KIRKMAN DAILY PRICE ADJUSTMENT COMPONENT" means the product of multiplying $4,700,000 by 0.0003628; "WAYMAN HOLLYWOOD AMOUNT" means the product of multiplying the Hollywood Net Exchange Amount by 0.1953744; "HOLLYWOOD NET EXCHANGE AMOUNT" means the amount that results from subtracting from the Hollywood Variable Exchange Amount the amount of cash ("AERC'S INITIAL HOLLYWOOD CONTRIBUTION") AERC contributes to the Partnership at the Initial Closing for and on account of the Hollywood Construction Loan and Initial Closing Costs allocable to the Hollywood Partnership and the General Partner Interest Purchase Agreement relating to Hollywood which are paid by AERC on behalf of MIG thereunder; "HOLLYWOOD VARIABLE EXCHANGE AMOUNT" means the amount that is equal to the sum of $36,472,000 plus the Hollywood Price Adjustment Component; "HOLLYWOOD PRICE ADJUSTMENT COMPONENT" means the result of multiplying the Hollywood Daily Price Adjustment Component by the number of days between March 14, 1998 and the Initial Closing date (counting as a "day" for these purposes the first but not the last of those dates); and, "HOLLYWOOD DAILY PRICE



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



ADJUSTMENT COMPONENT" means the product of multiplying $36,472,000 by
0.0000553. At the Initial Closing, Wayman will receive limited partnership units (collectively "INITIAL UNITS") in the Partnership as follows: that number of Class A limited partnership units in the Partnership ("A UNITS") equal to the sum of (i) the Wayman Kirkman Amount divided by the A Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out on EXHIBIT I-1 attached hereto plus (ii) the Wayman Hollywood Amount divided by the A Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out on EXHIBIT I attached hereto.

2.03 WRIGHT'S INITIAL CONTRIBUTION. Subject to the conditions set forth in Paragraph 11 of this Agreement, Wright agrees to do the following: (i) contribute to the Partnership all of Wright's right, title and interest in and to Wright's Limited Partnership Interests in Kirkman and Wright's Limited Partnership Interests in Hollywood; and (ii) permit his interest as a general partner in the Partnership to be converted into a limited partner's interest as provided in this Agreement. Simultaneously with the foregoing, he will receive a limited partnership interest in the Partnership with an initial capital account balance ("WRIGHT'S CAPITAL ACCOUNT") in an amount equal to the sum of the Wright Kirkman Amount plus $2,406,000.00. For all purposes of this Agreement: "WRIGHT KIRKMAN AMOUNT" means the product of multiplying the Kirkman Net Exchange Amount by 0.1439900. At the Initial Closing, Wright will receive the following Initial
Units: the number of Class B limited partnership units in the Partnership ("B UNITS") equal to the result of dividing the Wright Kirkman Amount by the B Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out in EXHIBIT I-1 attached hereto; and, 101,820 of Class C limited partnership units in the Partnership ("C UNITS").

2.04 COTE'S INITIAL CONTRIBUTION. Subject to the conditions set forth in Paragraph 11 of this Agreement, Cote agrees to do the following: (i) contribute to the Partnership all of Cote's right, title and interest in and to Cote's Limited Partnership Interests in Kirkman and Cote's Limited Partnership Interests in Hollywood; and (ii) permit his interest as a general partner in the Partnership to be converted into a limited partner's interest as provided in this Agreement. Simultaneously with the foregoing, he will receive a limited partnership interest in the Partnership with an initial capital account balance ("COTE'S CAPITAL ACCOUNT") in an amount equal to the sum of the Cote Kirkman Amount plus the Cote Hollywood Amount plus $1,266,000.00. For all purposes of this Agreement: "COTE KIRKMAN AMOUNT" means the product of multiplying the Kirkman Net Exchange Amount by 0.0514250; and "COTE HOLLYWOOD AMOUNT" means the product of multiplying the Hollywood Net Exchange Amount by 0.1035938. At the Initial Closing, Cote will receive the following Initial Units: that number of B Units equal to the sum of (A) the result of dividing the Cote Kirkman Amount by the B Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out in EXHIBIT I-1 attached hereto and (B) the result of dividing the Cote Hollywood Amount by the B Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out in
EXHIBIT I attached hereto; and, 53,576 C Units.

2.05 ELWOOD'S INITIAL CONTRIBUTION. Subject to the conditions set forth in Paragraph 11 of this Agreement, Elwood agrees to contribute to the Partnership all of Elwood's right, title and interest in and to Elwood's Limited Partnership Interests in Kirkman and Elwood's Limited Partnership Interests in Hollywood and he will simultaneously receive a limited partnership interest in the Partnership with an initial capital account balance ("ELWOOD'S CAPITAL ACCOUNT") in an amount equal to the sum of the Elwood Kirkman Amount and the Elwood Hollywood Amount. For all purposes of this Agreement: "ELWOOD KIRKMAN AMOUNT" means the product of multiplying the Kirkman Net Exchange Amount by 0.247550; and "ELWOOD HOLLYWOOD AMOUNT" means the product of multiplying the Hollywood Net Exchange Amount by 0.2678205. At the Initial Closing, Elwood will receive the following Initial Units: that number A Units equal to the sum of (A) the result of dividing the Elwood Kirkman Amount by the A Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out in
EXHIBIT I-1 attached hereto and (B) the result of dividing the Elwood Hollywood Amount by the A Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out in EXHIBIT I attached hereto.

2.06 KALIK'S INITIAL CONTRIBUTION. Subject to the conditions set forth in Paragraph 11 of this Agreement, Kalik agrees to contribute to the Partnership all of Kalik's right, title and interest in and to Kalik's Limited Partnership Interests in Kirkman and Kalik's Limited Partnership Interests in Hollywood and he will simultaneously receive a limited partnership interest in the Partnership with an initial capital account balance ("KALIK'S CAPITAL ACCOUNT") in an amount equal to the sum of the Kalik Kirkman Amount and the Kalik Hollywood Amount. For all purposes of this Agreement: "KALIK KIRKMAN AMOUNT" means the product of multiplying the Kirkman Net Exchange Amount by 0.247550; and "KALIK HOLLYWOOD AMOUNT" means the product of multiplying the Hollywood Net Exchange Amount by
0.2678205. At the Initial Closing, Kalik will receive the following Initial
Units: that number A Units equal to the sum of (A) the result of dividing the Kalik Kirkman Amount by the A Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out in EXHIBIT I-1 attached hereto and (B) the result of dividing the Kalik Hollywood Amount by the A Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out in EXHIBIT I attached hereto.

2.07 VOGT'S INITIAL CONTRIBUTION. Subject to the conditions set forth in Paragraph 11 of this Agreement, Vogt agrees to do the following: (i) contribute to the Partnership all of Vogt's right, title and interest in and to Vogt's Limited Partnership Interests in Kirkman; and (ii) permit his interest as a general partner in the Partnership to be converted into a limited partner's interest as provided in this Agreement. Simultaneously with the foregoing, he will receive a limited partnership interest in the Partnership with an initial capital account balance ("VOGT'S CAPITAL ACCOUNT") in an amount equal to the sum of the Vogt Kirkman Amount plus the Vogt Hollywood Amount plus $678,000.00. For all purposes of this Agreement: "VOGT KIRKMAN AMOUNT" means the product of multiplying the Kirkman Net Exchange Amount by 0.0253465; and "VOGT HOLLYWOOD AMOUNT" means the product of multiplying the Hollywood Net Exchange Amount by 0.0388477. At the Initial Closing, Vogt will receive the following Initial Units: that number of B Units equal to the sum of (A) the result of dividing the Vogt Kirkman Amount by the B Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out in EXHIBIT I-1 attached hereto and (B) the result of dividing the Vogt Hollywood Amount by the B Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out in EXHIBIT I attached hereto; and, 28,692 C Units.

2.08     GUTIN'S INITIAL CONTRIBUTION.

                  (a) Wright agrees that he will use his best efforts to acquire, at or before the Initial Closing, all of Gutin's Interests on terms and conditions reasonably acceptable to him. If he acquires Gutin's Interests at or before the Initial Closing, the following will occur at the Initial Closing with respect to Gutin's Interests: (i) Wright will permit Gutin's General Partner Interest to be converted into a limited partner's interest as provided in this Agreement; (ii) subject to the conditions set forth in Paragraph 11 of this Agreement, Wright will contribute to the Partnership all of Gutin's right, title and interest in and to Gutin's Limited Partnership Interest; and (iii) simultaneously with the foregoing, Wright will receive a limited partnership interest in the Partnership with an initial capital account balance ("GUTIN'S CAPITAL ACCOUNT") in an amount equal to the sum of the Gutin Kirkman Amount plus the Gutin Hollywood Amount plus $678,000.00. For all purposes of this Agreement: "GUTIN KIRKMAN AMOUNT" means the product of multiplying the Kirkman Net Exchange Amount by 0.0253465; and "GUTIN HOLLYWOOD AMOUNT" means the product of multiplying the Hollywood Net Exchange Amount by 0.0388477. At the Initial Closing, Wright, as the holder of Gutin's Limited Partnership Interest, will receive the following Initial Units: that number of B Units equal to the sum of (A) the result of dividing the Gutin Kirkman Amount by the B Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out in EXHIBIT I-1 attached hereto and (B) the result of dividing the Gutin Hollywood Amount by the B Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out in EXHIBIT I attached hereto; and, 28,692 C Units.

                  (b) If Wright has not acquired Gutin's Interests by the Initial Closing, then: (i) at the Initial Closing, Gutin will continue to hold Gutin's Limited Partnership Interest as it is in effect on the date of this Agreement, with no conversion thereof or change therein;
         (ii) all of the Parties will cause this Agreement to be amended, modified and restated so as to effectuate and accomplish all of the transfers and transactions contemplated herein, on the same timetable and on and subject to all of the terms and conditions set out herein, but through the use of a newly-created partnership rather than the Partnership; and (iii) notwithstanding the provisions of the preceding clause (ii), AERC may terminate this Agreement without liability to any Party by giving notice of such termination to all the other Parties at the Initial Closing.

2.09 HUGHES' INITIAL CONTRIBUTION. Subject to the conditions set forth in Paragraph 11 of this Agreement, Hughes agrees to do the following: (i) contribute to the Partnership all of Hughes' right, title and interest in and to Hughes' Limited Partnership Interests in Kirkman; and (ii) permit his interest as a general partner in the Partnership to be converted into a limited partner's interest as provided in this Agreement. Simultaneously with the foregoing, he will receive a limited partnership interest in the Partnership with an initial capital account balance ("HUGHES'

CAPITAL ACCOUNT") in an amount equal to the sum of the Hughes Kirkman Amount plus the Hughes Hollywood Amount plus $486,000.00. For all purposes of this
Agreement: "HUGHES KIRKMAN AMOUNT" means the product of multiplying the Kirkman Net Exchange Amount by 0.0021; and "HUGHES HOLLYWOOD AMOUNT" means the product of multiplying the Hollywood Net Exchange Amount by 0.0388477. At the Initial Closing, Hughes will receive the following Initial Units: that number of B Units equal to the sum of (A) the result of dividing the Hughes Kirkman Amount by the B Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out in EXHIBIT I-1 attached hereto and (B) the result of dividing the Hughes Hollywood Amount by the B Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out in EXHIBIT I attached hereto; and, 20,567 C Units.

2.10 GOLZ'S INITIAL CONTRIBUTION. Subject to the conditions set forth in Paragraph 11 of this Agreement, Golz agrees to do the following: (i) contribute to the Partnership all of Golz's right, title and interest in and to Golz's Limited Partnership Interests in Kirkman; and (ii) permit his interest as a general partner in the Partnership to be converted into a limited partner's interest as provided in this Agreement. Simultaneously with the foregoing, he will receive a limited partnership interest in the Partnership with an initial capital account balance ("GOLZ'S CAPITAL ACCOUNT") in an amount equal to the sum of the Golz Kirkman Amount plus the Golz Hollywood Amount plus $486,000.00. For all purposes of this Agreement: "GOLZ KIRKMAN AMOUNT" means the product of multiplying the Kirkman Net Exchange Amount by 0.0021; and "GOLZ HOLLYWOOD AMOUNT" means the product of multiplying the Hollywood Net Exchange Amount by
0.0388477. At the Initial Closing, Golz will receive the following Initial
Units: that number of B Units equal to the sum of (A) the result of dividing the Golz Kirkman Amount by the B Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out in EXHIBIT I-1 attached hereto and (B) the result of dividing the Golz Hollywood Amount by the B Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out in EXHIBIT I attached hereto; and, 20,567 C Units.

2.11 PF FUNDS' CONTRIBUTION. Subject to the conditions set forth in Paragraph 11 of this Agreement, PF Funds agrees to contribute to the Partnership all of PF Funds' right, title and interest in and to PF Funds' Limited Partnership Interests in Kirkman in exchange for the payment to PF Funds of cash equal to the PF Funds Kirkman Amount. For all purposes of this agreement: "PF Funds Kirkman Amount" means the product of multiplying the Kirkman Net Exchange Amount by 0.075.

2.12 MIG'S CONTRIBUTION AND SALE OF THE GENERAL PARTNER'S INTERESTS IN KIRKMAN AND HOLLYWOOD. Substantially simultaneously with the Initial Closing (and on the condition that the Initial Closing occurs), MIG will transfer and assign to AERC (or its affiliate, designee or nominee) for cash, and AERC will purchase and accept, MIG's general partner's interests in the Hollywood Partnership and the Kirkman Partnership pursuant to and more fully set forth in the respective General Partner Interest Purchase Agreements relating to the Hollywood Partnership and the Kirkman Partnership, respectively, which transfers shall be consummated at the Initial Closing and shall be evidenced in the Restated Partnership Agreement.

2.13 VALUATION OF INITIAL UNITS RELATING TO HOLLYWOOD PARTNERSHIP INTERESTS. With the exception of PF Funds and any other of Elwood, Kalik or Wayman electing to receive cash pursuant to Paragraph 2.17 hereof, each Existing Limited Partner's respective capital account balance and number of A Units, B Units and C Units (if and to the extent applicable to such Party) relating to the Hollywood Partnership was determined by using the formula relating to Hollywood set forth on EXHIBIT I attached hereto and made a part hereof.

2.14 VALUATION OF INITIAL UNITS RELATING TO KIRKMAN PARTNERSHIP INTERESTS. With the exception of PF Funds and any other of Elwood, Kalik or Wayman electing to receive cash pursuant to Paragraph 2.17 hereof, each Existing Limited Partner's respective capital account balance and number of A Units, B Units and C Units (if and to the extent applicable to such Party) relating to the Kirkman Partnership was determined by using the formula relating to Kirkman set forth on EXHIBIT I-1 attached hereto and made a part hereof.

2.15 VALUATION OF AERC UNITS. The number of AERC Units relating to AERC's Initial Contribution was determined by using the formula relating to AERC Units (AERC's Initial Contribution) set forth on EXHIBIT I-2.

2.16   [INTENTIONALLY OMITTED.]

2.17 ELECTION TO SUBSTITUTE CASH. Notwithstanding the preceding provisions of this Article 2, at any time up until ten business days prior to the Initial Closing (as hereafter defined), each of Elwood, Kalik and Wayman, individually, shall have the right, upon written notice to AERC, to elect to receive a cash payment (the specific amount of cash each such person elects to receive in cash will be specified in its notice of election) in lieu of any or all of the Initial Units otherwise deliverable to it for its partnership interest or interests in the Hollywood Partnership and the Kirkman
Partnership. The maximum amount of cash to be delivered to each of Elwood, Kalik and Wayman in place of each of the Initial Units pursuant to the provisions of the preceding sentence is equal to the Elwood Kirkman Amount plus the Elwood Hollywood Amount, the Kalik Kirkman Amount plus the Kalik Hollywood Amount, and the Wayman Kirkman Amount plus the Wayman Hollywood Amount, respectively. AERC's Capital Account and AERC Units shall be increased, and the respective capital accounts of any of Elwood, Kalik and Wayman who receives such cash in lieu of fewer than all of the Initial Units otherwise deliverable to him shall be decreased, in each such case by an amount equal to such cash payment, with the number of additional AERC Units to be determined pursuant to EXHIBIT I-2.

2.18 DELIVERY OF CERTAIN "E UNITS". At the Initial Closing, AERC will cause the Partnership to deliver to Cote, Wright, Vogt, Gutin, Hughes and Golz, respectively, the number of Class E limited partnership units in the Partnership ("E UNITS") that is set out opposite each such person's name on EXHIBIT Q attached hereto, and in connection therewith the capital account of each of such persons will be adjusted as indicated on such EXHIBIT Q.

2.19 FAILURE OF HOLLYWOOD CLOSING. The provisions of this Section 2.19 shall govern and control over any other inconsistent provisions of this Agreement. If, not later than May 15, 1998, AERC delivers to MIG and all of the Existing Limited Partners a written notice (a "HOLLYWOOD NO-CLOSE NOTICE") stating that it has elected not to close on or with respect to the Hollywood Partnership under this Agreement and the General Partner Interest Purchase Agreement relating to Hollywood, then the following provisions shall apply: (i) None of the Parties will have any obligation to, or will, tender or deliver to AERC any partnership interest (general or limited) in the Hollywood Partnership; (ii) AERC will not have any obligation to, and will not, accept or purchase any partnership interest (general or limited) in the Hollywood Partnership; (iii) no deliveries relating to, or on account of, the Hollywood Partnership will be made at the Initial Closing; (iv) all representations, warranties and covenants of the Parties relating to the Hollywood Partnership or any of its property will be deemed void ab initio and of no effect; (v) the General Partner Interest Purchase Agreement relating to Hollywood will automatically be terminated without liability or obligation of any kind thereunder or in respect thereof by or of any party thereto; (vi) the Pines Net Exchange Amount will be increased by $1,164,000 over the amount it would have been if the Hollywood Partnership interests had been transferred at the Initial Closing; and (vii) the C Units to be delivered to Wright, Cote, Vogt, Gutin, Hughes, and Golz pursuant to this
Article 2 will be reclassified to an equal number of Units allocated, in the aggregate, as follows: 33.33% into A Units, 45.34% into C Units, and 21.33% into E Units, as shown on EXHIBIT T hereto.

3.     SECOND CONTRIBUTION (PINES).

3.01 AERC'S SECOND CONTRIBUTION. When the construction of the Pines project has been completed and that project has been eighty percent (80%) leased and occupied, as required by the terms of the General Partner Interest Purchase Agreement relating to Pines, and subject to the conditions set forth in Paragraph 13 of this Agreement, AERC agrees to contribute to the Partnership an additional amount ("AERC'S SECOND CONTRIBUTION") sufficient to, and which AERC will cause the Partnership to be used to, do the following: (i) satisfy the two loans (collectively, the "PINES CONSTRUCTION LOAN") held, respectively, by First Union National Bank of Florida and the Detroit Police/Fire Trustees which have, in the aggregate, a maximum principal loan amount permitted by the loan documents of approximately $26,000,000.00 and which encumber the project owned by the Pines Partnership and evidence loan advances made solely for the purpose of funding the Pines Partnership's costs of acquisition, development, construction and leasing of (and other, similar costs relating to) the apartment complex known as Windsor Pines Apartments in Pembroke Pines, Florida, and (ii) pay the closing costs associated with the Second Closing that any provision of this Agreement obligates it to pay, as well as all closing costs and expenses of MIG that AERC is required to pay under the terms and conditions of Section 11 of the General Partner Interest Purchase Agreement relating to Pines. In exchange for AERC's Second Contribution, AERC's Capital Account shall be increased by the amount of AERC's Second Contribution and the Partnership shall issue additional AERC Units in the Partnership based upon the formula relating to AERC Units (AERC's Second Contribution) set forth on EXHIBIT J-1 attached hereto and made a part hereof.

3.02 WAYMAN'S SECOND CONTRIBUTION. Subject to the conditions set forth in Paragraph 13 of this Agreement, Wayman agrees to contribute to the Partnership all of Wayman's right, title and interest in and to Wayman's Limited Partnership Interest in Pines and he will simultaneously receive an increase in Wayman's Capital Account balance in an amount equal to the Wayman Pines Amount. For all purposes of this Agreement: "WAYMAN PINES AMOUNT" means the product of multiplying the Pines Net Exchange Amount by 0.1953744; "PINES NET EXCHANGE AMOUNT" means the amount that results from subtracting from $33,028,000.00 the amount of cash AERC contributes to the Partnership at the Second Closing for and on account of the Pines Construction Loan and that portion of the closing costs associated with the Second Closing that are paid by AERC on behalf of MIG hereunder. At the Second Closing, Wayman will receive limited partnership units (collectively "NEW UNITS", and the Initial Units and the New Units are referred to collectively as "UNITS") in the Partnership as follows: that number of Class A limited partnership units in the Partnership ("A UNITS") equal to the Wayman Pines Amount divided by the A Unit Value as of the Initial Closing Date determined in accordance with the formula therefor set out on EXHIBIT J attached hereto.

3.03 WRIGHT'S SECOND CONTRIBUTION. Subject to the conditions set forth in Paragraph 13 of this Agreement, Wright agrees to contribute to the Partnership all of Wright's right, title and interest in and to Wright's Limited Partnership Interests in Pines, as part of the consideration for what he received at the Initial Closing.

3.04 COTE'S SECOND CONTRIBUTION. Subject to the conditions set forth in Paragraph 13 of this Agreement, Cote agrees to contribute to the Partnership all of Cote's right, title and interest in and to Cote's Limited Partnership Interests in Pines, and simultaneously therewith (and partly in consideration of his permitting his general partner's interest in the Partnership to be converted into a limited partner's interest), Cote's Capital Account Balance will be increased in an amount equal to the Cote Pines Amount. For all purposes of this
Agreement: "COTE PINES AMOUNT" means the product of multiplying the Pines Net Exchange Amount by 0.1035938. At the Second Closing, Cote will receive the following New Units: that number of Class D limited partnership units in the Partnership ("D UNITS") equal to the result of dividing the Cote Pines Amount by the D Unit Value as of the Second Closing Date determined in accordance with the formula therefor set out in EXHIBIT J attached hereto.

3.05 ELWOOD'S SECOND CONTRIBUTION. Subject to the conditions set forth in Paragraph 13 of this Agreement, Elwood agrees to contribute to the Partnership all of Elwood's right, title and interest in and to Elwood's Limited Partnership Interests in Pines in exchange for an increase in Elwood's Capital Account Balance in an amount equal to the Elwood Pines Amount. For all purposes of this
Agreement: "ELWOOD PINES AMOUNT" means the product of multiplying the Pines Net Exchange Amount by 0.2678205. At the Second Closing, Elwood will receive the following New Units: that number A Units equal to the result of dividing the Elwood Pines Amount by the A Unit Value as of the Second Closing Date determined in accordance with the formula therefor set out in EXHIBIT J attached hereto.

3.06 KALIK'S SECOND CONTRIBUTION. Subject to the conditions set forth in Paragraph 13 of this Agreement, Kalik agrees to contribute to the Partnership all of Kalik's right, title and interest in and to Kalik's Limited Partnership Interests in Pines in exchange for an increase in Kalik's Capital Account Balance in an amount equal to the Kalik Pines Amount. For all purposes of this Agreement: "KALIK PINES AMOUNT" means the product of multiplying the Pines Net Exchange Amount by
0.2678205. At the Second Closing, Kalik will receive the following New Units: that number A Units equal to the result of dividing the Kalik Pines Amount by the A Unit Value as of the Second Closing Date determined in accordance with the formula therefor set out in EXHIBIT J attached hereto.

3.07 VOGT'S SECOND CONTRIBUTION. Subject to the conditions set forth in Paragraph 13 of this Agreement, and partly in consideration of his permitting his general partner's interest in the Partnership to be converted into a limited partner's interest, Vogt's Capital Account Balance will be increased in an amount equal to the Vogt Pines Amount. For all purposes of this Agreement: "VOGT PINES AMOUNT" means the product of multiplying the Pines Net Exchange Amount by
0.0388477. At the Second Closing, Vogt will receive the following New Units: that number D Units equal to the result of dividing the Vogt Pines Amount by the D Unit Value as of the Second Closing Date determined in accordance with the formula therefor set out in EXHIBIT J attached hereto.

3.08 SECOND CLOSING MATTERS RELATING TO GUTIN'S INTEREST. If Wright acquires Gutin's Interest at or before the Initial Closing, then at the Second Closing, subject to the conditions set forth in Paragraph 13 of this Agreement, Wright's Capital Account Balance will be increased by an amount equal to the Gutin Pines Amount, and he will receive the following New Units: that number D Units equal to the result of dividing the Gutin Pines Amount by the D Unit Value as of the Second Closing Date determined in accordance with the formula therefor set out in EXHIBIT J attached hereto. For all purposes of this Agreement: "GUTIN PINES AMOUNT" means the product of multiplying the Pines Net Exchange Amount by
0.0388477. If Wright does not acquire Gutin's Interest by the Initial Closing, there will be no changes or deliveries relating to the Gutin Pines Amount.

3.09 HUGHES' SECOND CONTRIBUTION. Subject to the conditions set forth in Paragraph 13 of this Agreement, and partly in consideration of his permitting his general partner's interest in the Partnership to be converted to a limited partner's interest, Hughes' Capital Account Balance will be increased in an amount equal to the Hughes Pines Amount. For all purposes of this Agreement:
"HUGHES PINES AMOUNT" means the product of multiplying the Pines Net
Exchange Amount by 0.0388477. At the Second Closing, Hughes will receive the following New Units: that number D Units equal to the result of dividing the Hughes Pines Amount by the D Unit Value as of the Second Closing Date determined in accordance with the formula therefor set out in EXHIBIT J attached hereto.

3.10 GOLZ'S SECOND CONTRIBUTION. Subject to the conditions set forth in Paragraph 13 of this Agreement, and partly in consideration of his permitting his general partner's interest in the Partnership to be converted to a limited partner's interest, Golz's Capital Account Balance will be increased in an amount equal to the Golz Pines Amount. For all purposes of this

Agreement: "GOLZ PINES AMOUNT" means the product of multiplying the Pines Net Exchange Amount by 0.0388477. At the Second Closing, Golz will receive the following New Units: that number D Units equal to the result of dividing the Golz Pines Amount by the D Unit Value as of the Second Closing Date determined in accordance with the formula therefor set out in EXHIBIT J attached hereto.

3.11 ADJUSTMENTS. Notwithstanding the foregoing, the respective numbers of Units and the amounts set out in Paragraphs 3.02 through 3.10 hereof are subject to adjustment as between the persons named in those paragraphs so as to effectuate the provisions of Paragraph 6.2(ii) of the Limited Partnership Agreement of MIG/Pines Development, Ltd.

3.12   [INTENTIONALLY OMITTED.]

3.13   [INTENTIONALLY OMITTED.]

3.14   [INTENTIONALLY OMITTED.]

3.15 MIG'S CONTRIBUTION AND SALE OF GENERAL PARTNER'S INTEREST IN PINES. Substantially simultaneously with the Second Closing (and on the condition that the Second Closing occurs), MIG will transfer and assign to AERC (or its wholly-owned affiliate, designee or nominee), and AERC will purchase and accept, MIG's general partner interest in the Pines Partnership pursuant to and as more fully set forth in the General Partner Interest Purchase Agreement relating to Pines, which transfer shall be consummated at the Second Closing and evidenced by an amendment to the Restated Partnership Agreement.

3.16   [INTENTIONALLY OMITTED.]

3.17 ELECTION TO SUBSTITUTE CASH. At any time up until ten business days prior to the Second Closing (as hereafter defined), each of Elwood, Kalik and Wayman, individually, shall have the right, upon written notice to AERC, to elect to receive a cash payment (the specific amount of cash each such person elects to receive in cash will be specified in its notice of election) in lieu of any or all of the New Units otherwise deliverable to it for its partnership interest in the Pines Partnership. The maximum amount of cash to be delivered to each of Elwood, Kalik and Wayman in place of each of the New Units pursuant to the provisions of the preceding sentence is equal to the Elwood Pines
Amount, the Kalik Pines Amount, and the Wayman Pines Amount, respectively. AERC's Capital Account and AERC Units shall be increased, and the respective capital accounts of any of Elwood, Kalik and Wayman who receives such cash and who theretofore was, is or then becomes a limited partner in the Partnership shall be decreased, by an amount equal to such cash payment based upon the formula set forth on EXHIBIT J-1.

4. CHANGE OF NAME, CONVERSION INTO LIMITED PARTNERSHIP AND CONVERSION OF EXISTING GENERAL PARTNERS' INTERESTS.

4.01 At the Initial Closing, by the execution and delivery of the Restated Partnership Agreement, (i) the name of the Partnership shall be changed to become "AERC HP ADVISORS LP", (ii) the Partnership shall be converted from a Florida general partnership into a Florida limited partnership, (iii) the Existing General Partners' respective general partners' interests in the Partnership shall be converted into limited partners' interests, all as more fully set forth in the Restated Partnership Agreement, (iv) AERC or its wholly-owned nominee will be admitted as the sole general partner of the Partnership, and (v) the transactions contemplated by the terms and provisions of the General Partner Interest Purchase Agreements relating, respectively, to Kirkman and (unless a Hollywood No-Close Notice has been timely given and no transfer of interests in the Hollywood Partnership occurs at the Initial Closing) Hollywood will be consummated. At the Initial Closing, the Restated Partnership Agreement will be executed and delivered by all of the parties thereto, a Certificate of Limited Partnership (the "PARTNERSHIP CERTIFICATE") shall be executed and delivered by all of the partners of the Partnership, and all of the Initial Closing Documents hereinafter described shall be delivered.

5.     INITIAL CLOSING DOCUMENTS

5.01 AERC'S INITIAL CLOSING DOCUMENTS. On or prior to the Initial Closing Date (as hereafter defined), AERC shall execute and deliver (or cause to be executed and delivered) the Restated Partnership Agreement and a limited partnership certificate and shall deliver the following fully executed documents to Escrow Agent:

                  (i) The balance of AERC's Initial Contribution, in immediately available funds;

                  (ii) Closing statements executed by AERC and approved by all of the other Parties;

                  (iii) Such reasonable confirmation of authorization, organization and valid existence as MIG may reasonably request;

                  (iv) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement;

                  (v) Any and all documents required pursuant to the terms of the General Partner Interest Purchase Agreements relating, respectively, to Kirkman and (unless a Hollywood No-Close Notice has been timely given and no transfer of interests in the Hollywood Partnership occurs at the Initial Closing) Hollywood; and

                  (vi) An opinion of Baker & Hostetler LLP substantially similar in form and content to the opinion furnished by Baker & Hostetler LLP in connection with the Merger, addressed to the Existing Limited Partners and the Existing General Partners and upon which the Existing Limited Partners and Existing General Partners are expressly permitted to rely, to the effect that AERC has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code and currently qualifies to be taxed as such.

AERC will also deliver (or cause to be delivered) through the Escrow at the Initial Closing, to each other Party who is to receive cash for some or all of its interests in either or both of the Kirkman or Hollywood Partnerships as provided in this Agreement, the cash such Party is to receive therefor.

5.02 WAYMAN'S INITIAL CLOSING DOCUMENTS. On or before the Initial Closing Date, Wayman shall execute and deliver the Restated Partnership Agreement and (if required by applicable law) a limited partnership certificate and shall deliver the following fully executed documents to Escrow Agent:

                  (i) Two forms of Assignment and Assumption of Partnership Interest, in the respective forms attached hereto as EXHIBITS K-1 and K-2, conveying, selling, transferring, assigning and delivering to the Partnership all of his right, title and interest in and to Wayman's Limited Partnership Interests in Hollywood and Wayman's Limited Partnership Interests in Kirkman free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever;

                  (ii) Closing statements executed by Wayman and approved by all of the other Parties; and

                  (iii) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement.

5.03 WRIGHT'S INITIAL CLOSING DOCUMENTS. On or before the Initial Closing Date, Wright shall execute and deliver the Restated Partnership Agreement and (if required by applicable law) a limited partnership certificate and shall deliver the following fully executed documents to Escrow Agent:

                  (i) Two forms of Assignment and Assumption of Partnership Interest, in the respective forms attached hereto as EXHIBITS L-1 and L-2, conveying, selling, transferring, assigning and delivering to the Partnership (i) all of his right, title and interest in and to Wright's Limited Partnership Interests in Hollywood and Wright's Limited Partnership Interests in Kirkman and (ii) if he has then acquired them, all of his right, title and interest in and to Gutin's Limited Partnership Interest (but if Wright is unable to cause Gutin's Limited Partnership Interest so to be transferred to AERC, AERC may terminate this Agreement without liability to or of any Party by giving notice of such termination to all of the other Parties at the Initial Closing), in both such cases free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever;

                  (ii) Closing statements executed by Wright and approved by all of the other Parties; and

                  (iii) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement.

5.04 COTE'S INITIAL CLOSING DOCUMENTS. On or before the Initial Closing Date, Cote shall execute and deliver the Restated Partnership Agreement and (if required by applicable law) a limited partnership certificate and shall deliver the following fully executed documents to Escrow Agent:

                  (i) Two forms of Assignment and Assumption of Partnership Interest, in the respective forms attached hereto as EXHIBITS M-1 and M-2, conveying, selling, transferring, assigning and delivering to the Partnership all of his right, title and interest in and to Cote's Limited Partnership Interests in Hollywood and Cote's Limited Partnership Interests in Kirkman free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever;

                  (ii) Closing statements executed by Cote and approved by all of the other Parties; and

                  (iii) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement.

5.05 ELWOOD'S INITIAL CLOSING DOCUMENTS. On or before the Initial Closing Date, Elwood shall execute and deliver the Restated Partnership Agreement and (if required by applicable law) a limited partnership certificate and shall deliver the following fully executed documents to Escrow Agent:

                  (i) Two forms of Assignment and Assumption of Partnership Interest, in the respective forms attached hereto as EXHIBITS N-1 and N-2, conveying, selling, transferring, assigning and delivering to the Partnership all of his right, title and interest in and to Elwood's Limited Partnership Interests in Hollywood and Elwood's Limited Partnership Interests in Kirkman free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever;

                  (ii) Closing statements executed by Elwood and approved by all of the other Parties; and

                  (iii) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement.

5.06 KALIK'S INITIAL CLOSING DOCUMENTS. On or before the Initial Closing Date, Kalik shall execute and deliver the Restated Partnership Agreement and (if required by applicable law) a limited partnership certificate and shall deliver the following fully executed documents to Escrow Agent:

                  (i) Two forms of Assignment and Assumption of Partnership Interest, in the respective forms attached hereto as EXHIBITS O-1 and O-2, conveying, selling, transferring, assigning and delivering to the Partnership all of his right, title and interest in and to Kalik's Limited Partnership Interests in Hollywood and Kalik's Limited Partnership Interests in Kirkman free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever;

                  (ii) Closing statements executed by Kalik and approved by all of the other Parties; and

                  (iii) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement.

5.07 VOGT'S INITIAL CLOSING DOCUMENTS. On or before the Initial Closing Date, Vogt shall execute and deliver the Restated Partnership Agreement and (if required by applicable law) a limited partnership certificate and shall deliver the following fully executed documents to Escrow Agent:

                  (i) One form of Assignment and Assumption of Partnership Interest, in the form attached hereto as EXHIBIT P, conveying, selling, transferring, assigning and delivering to the Partnership all of Vogt's right, title and interest in and to Vogt's Limited Partnership Interest free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever;

                  (ii) Closing statements executed by Vogt and approved by all of the other Parties; and

                  (iii) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement.

5.08     [INTENTIONALLY OMITTED.]

5.09 HUGHES' INITIAL CLOSING DOCUMENTS. On or before the Initial Closing Date, Hughes shall execute and deliver the Restated Partnership Agreement and (if required by applicable law) a limited partnership certificate and shall deliver the following fully executed documents to Escrow Agent:

                  (i) One form of Assignment and Assumption of Partnership Interest, in the form attached hereto as EXHIBIT R, conveying, selling, transferring, assigning and delivering to the Partnership all of Hughes' right, title and interest in and to Hughes' Limited Partnership

         Interest free and clear of all pledges, liens, security interests, encum brances and restrictions of any nature whatsoever;

                  (ii) Closing statements executed by Hughes and approved by all of the other Parties; and

                  (iii) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement.

5.10 GOLZ'S INITIAL CLOSING DOCUMENTS. On or before the Initial Closing Date, Golz shall execute and deliver the Restated Partnership Agreement and (if required by applicable law) a limited partnership certificate and shall deliver the following fully executed documents to Escrow Agent:

                  (i) One form of Assignment and Assumption of Partnership Interest, in the form attached hereto as EXHIBIT RR, conveying, selling, transferring, assigning and delivering to the Partnership all of Golz's right, title and interest in and to Golz's Limited Partnership Interest free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever;

                  (ii) Closing statements executed by Golz and approved by all of the other Parties; and

                  (iii) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement.

5.11 PF FUNDS' INITIAL CLOSING DOCUMENTS. On or before the Initial Closing Date, PF Funds shall deliver the following fully executed documents to Escrow
Agent:

                  (i) One form of Assignment and Assumption of Partnership Interest, in the form attached hereto as EXHIBIT S, conveying, selling, transferring, assigning and delivering to the Partnership all of PF Fund's right, title and interest in and to P.F.'s Limited Partnership Interest free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever;

                  (ii) Closing statements executed by PF Funds and approved by all of the other Parties; and

                  (iii) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement.

5.12 EXISTING GENERAL PARTNERS' INITIAL CLOSING DOCUMENTS. On or before the Initial Closing Date, the Existing General Partners shall execute and deliver the

Restated Partnership Agreement and (if required by applicable law) a limited partnership certificate and shall deliver the following fully executed documents to Escrow Agent:

                  (i) Such confirmation of authorization from Parties other than individuals as AERC may reasonably request; and

                  (ii) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement and confirm the terms and conditions set forth herein.

6.     SECOND CLOSING DOCUMENTS

6.01 SECOND CLOSING. At the Second Closing, by the execution and delivery of an amendment to the Restated Partnership Agreement (the "SECOND CLOSING RESTATED PARTNERSHIP AGREEMENT"), the Restated Partnership Agreement shall be amended to reflect (i) the AERC Second Contribution, (ii) the creation and issuance of the New Units, (iii) the acquisition by the Partnership of all of the Development Limited Partnership Interests in the Pines Partnership, and
(iv) the adjustments referred to in Section 3.08. At the Second Closing, the transactions contemplated by the terms and provisions of the General Partner Interest Purchase Agreement relating to Pines shall be consummated, and the Partnership's limited partnership certificate shall be amended (the "SECOND CLOSING AMENDED PARTNERSHIP CERTIFICATE") to reflect the amendments to the Restated Partnership Agreement accomplished by the Second Closing Partnership Amendment.

6.02 AERC'S SECOND CLOSING DOCUMENTS. On or prior to the Second Closing Date (as hereafter defined), AERC or its wholly-owned nominee(s) shall execute and deliver the Second Closing Partnership Amendment and the Second Closing Amended Partnership Certificate and shall deliver the following to Escrow
Agent:

                  (i) AERC's Second Contribution, in immediately available funds;

                  (ii) Closing statements executed by AERC and approved by all of the other Parties who are required to deliver any documents in connection with the Second Closing;

                  (iii) Such confirmation of authorization, organization and valid existence as MIG may reasonably request;

                  (iv) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement;

                  (v) Any and all documents required pursuant to the terms of the General Partner Interest Purchase Agreement relating to Pines; and

                  (vi) An opinion of Baker & Hostetler LLP substantially similar in form and content to the opinion furnished by Baker & Hostetler LLP in connection with the Merger, addressed to the Existing Limited Partners and the Existing General Partners and upon which the Existing Limited Partners and Existing General Partners are expressly permitted to rely, to the effect that AERC has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code and currently qualifies to be taxed as such.

AERC will also deliver (or cause to be delivered) through the Escrow at the Second Closing, to each other Party who is to receive cash for some or all of its interests in the Pines Partnership as provided in this Agreement, the cash such Party is to receive therefor.

6.03 WAYMAN'S SECOND CLOSING DOCUMENTS. On or before the Second Closing Date, Wayman shall execute and deliver the Second Closing Partnership Amendment and (if required by law) the Second Closing Amended Partnership Certificate and shall deliver the following fully executed documents to Escrow Agent:

                  (i) An Assignment and Assumption of Partnership Interest, in the form attached hereto as EXHIBIT K-3, conveying, selling, transferring, assigning and delivering to the Partnership all of his right, title and interest in and to Wayman's Limited Partnership Interests in the Pines Partnership free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever;

                  (ii) Closing statements executed by Wayman and approved by all of the other Parties who are required to deliver any documents in connection with the Second Closing; and

                  (iii) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement.

6.04 WRIGHT'S SECOND CLOSING DOCUMENTS. On or before the Second Closing Date, Wright shall execute and deliver the Second Closing Partnership Amendment and (if required by applicable law) the Second Closing Amended Partnership Certificate and shall deliver the following fully executed documents to Escrow
Agent:

                  (i) An Assignment and Assumption of Partnership Interest, in the form attached hereto as EXHIBIT L-3, conveying, selling, transferring, assigning and delivering to the Partnership all of his right, title and interest in and to Wright's Limited Partnership Interests in the Pines Partnership free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever;

                  (ii) Closing statements executed by Wright and approved by all of the other Parties who are required to deliver any documents in connection with the Second Closing; and

                  (iii) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement.

6.05 COTE'S SECOND CLOSING DOCUMENTS. On or before the Second Closing Date, Cote shall execute and deliver the Second Closing Partnership Amendment and (if required by applicable law) the Second Closing Amended Partnership Certificate and shall deliver the following fully executed documents to Escrow
Agent:

                  (i) An Assignment and Assumption of Partnership Interest, in the form attached hereto as EXHIBIT M-3, conveying, selling, transferring, assigning and delivering to the Partnership all of his right, title and interest in and to Cote's Limited Partnership Interests in the Pines Partnership free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever;

                  (ii) Closing statements executed by Cote and approved by all of the other Parties who are required to deliver any documents in connection with the Second Closing; and

                  (iii) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement.

6.06 ELWOOD'S SECOND CLOSING DOCUMENTS. On or before the Second Closing Date, Elwood shall execute and deliver the Second Closing Partnership Amendment and (if required by applicable law) the Second Closing Amended Partnership Certificate and shall deliver the following fully executed documents to Escrow
Agent:

                  (i) An Assignment and Assumption of Partnership Interest, in the form attached hereto as EXHIBIT N-3, conveying, selling, transferring, assigning and delivering to the Partnership all of his right, title and interest and to Elwood's Limited Partnership Interests in the Pines Partnership free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever;

                  (ii) Closing statements executed by Elwood and approved by all of the other Parties who are required to deliver any documents in connection with the Second Closing; and

                  (iii) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement.

6.07 KALIK'S SECOND CLOSING DOCUMENTS. On or before the Second Closing Date, Kalik shall execute and deliver the Second Closing Partnership Amendment and (if required by applicable law) the Second Closing Amended Partnership Certificate and shall deliver the following fully executed documents to Escrow Agent:

                  (i) An Assignment and Assumption of Partnership Interest, in the form attached hereto as EXHIBIT O-3, conveying, selling, transferring, assigning and delivering to the Partnership all of his right, title and interest in and to Kalik's Limited Partnership Interests in the Pines Partnership free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever;

                  (ii) Closing statements executed by Kalik and approved by all of the other Parties who are required to deliver any documents in connection with the Second Closing; and

                  (iii) Such other documents as may be reasonably required to close the transaction contemplated by this Agreement.

7.     CONDUCT OF BUSINESS PRIOR TO INITIAL CLOSING

7.01   AERC'S COVENANTS. Until the Initial Closing, AERC shall:

                  (i) not take or agree to take any action or do anything in the conduct of the business of AERC, or otherwise, which would be in breach of any of its material obligations under the terms or provisions of this Agreement or which would cause any representation and warranty of AERC contained herein to be or become untrue in any material respect;

                  (ii) use diligent efforts to obtain all necessary consents and authorizations of third parties to the performance by AERC of its obligations hereunder and the consummation of the transactions contemplated hereby;

                  (iii) comply in all material respects with the terms and conditions of the General Partner Interest Purchase Agreements; and

                  (iv) use its best efforts to continue to be taxed as a REIT pursuant to Section 856 through 860 of the Code until the Board of Directors of AERC decide that AERC should not be taxed a REIT.

7.02 EXISTING LIMITED PARTNER COVENANTS. Until the Initial Closing, each Existing Limited Partner who is a Party agrees that such Existing Limited Partner shall:

                  (i) not transfer, pledge, encumber, convey, devise or sell its respective Development Limited Partnership Interests (other than transfers to another Party who is, or agrees to be, subject to the provisions of this Agreement with respect to any interests so acquired);

                  (ii) not take or agree to take any action or do anything in the conduct of the business of such Existing Limited Partner, or otherwise, which would be in breach of any of its or his material obligations under the terms or provisions of this Agreement or which would cause any representation and warranty of such Existing Limited Partner contained herein to be or become untrue in any material respect;

                  (iii) use its reasonable efforts to obtain all necessary consents and authorizations (if any) of third parties to the performance by such Existing Limited Partner of its respective obligations hereunder and the consummation of the transactions contemplated hereby; and

                  (iv) not consent to any action of any Development Partnership which (A) materially adversely affects the Partnership's ability to acquire its or his partnership interests therein as contemplated hereby, (B) would result in a sale or refinancing of the project owned by any Development Partnership in which it or he is a limited partner,
         (C) would cause or permit the transfer of any interest in any Development Partnership in which it or he is a limited partner (other than transfers to another Party who is, or agrees to be, subject to the provisions of this Agreement with respect to any interests so acquired), or (D) would cause or permit any Development Partnership in which it or he is a limited partner to take any action outside of the ordinary course of its business.

7.03 EXISTING GENERAL PARTNER COVENANTS. Until the Initial Closing, each Existing General Partner who is a Party agrees that such Existing General Partner shall:

                  (i) not transfer, pledge, encumber, convey, devise or sell its or his general partnership interest in the Partnership (other than transfers to another Party who is, or agrees to be, subject to the provisions of this Agreement with respect to any interests so acquired);

                  (ii) not take or agree to take any action or do anything in the conduct of the business of such Existing General Partner, or otherwise, which would be in breach of any of its or his material obligations under the terms or provisions of this Agreement or which would cause any representation and warranty of such Existing General Partner contained herein to be or become untrue in any material respect;

                  (iii) use its reasonable efforts to obtain all necessary consents and authorizations (if any) of third parties to the performance by such Existing General Partner of its or his obligations hereunder and the consummation of the transactions contemplated hereby; and

                  (iv) not consent to any action of the Partnership which would
         (A) prevent the Partnership from acquiring the various partnership interests as contemplated hereby, (B) result in a sale or refinancing of any debt of the Partnership, (C) cause or permit the transfer of any interest in the Partnership (other than transfers to another Party who is, or agrees to be, subject to the provisions of this Agreement with respect to any interests so acquired), or (D) cause or permit the Partnership to take any action outside of the ordinary course of its business.

In addition, Wright agrees that he will use his best efforts to obtain from Gutin, at or before the Initial Closing, either (i) Gutin's Interests or (ii) Gutin's written consent, in form and substance reasonably satisfactory to AERC, the Partnership, the Existing General Partners and MIG, to this Agreement and the consummation of the transfers and transactions provided for herein.

7.04 MIG COVENANTS WITH RESPECT TO ITS GENERAL PARTNER INTERESTS. Until the Initial Closing, MIG shall

                  (i) not transfer, pledge, encumber, convey, devise or sell its general partner interests in the Development Partnerships, and it will otherwise comply in all material respects with the terms and conditions of the General Partner Interest Purchase Agreements;

                  (ii) not take or agree to take any action or do anything in the conduct of the business of MIG, or otherwise, which would be in breach of any of its material obligations under the terms or provisions of this Agreement or which would cause any representation and warranty of MIG contained herein to be or become untrue in any material respect;

                  (iii) use its reasonable efforts to obtain all necessary consents and authorizations (if any) of third parties to the performance by MIG of its obligations hereunder and the consummation of the transactions contemplated hereby; and

                  (iv) not consent to any action of any Development Partnership which would (A) prevent the Partnership from acquiring the various partnership interests as contemplated hereby, (B) result in a sale or refinancing of the project owned by any Development Partnership, (C) cause or permit the transfer of any interest in any Development Partnership (except as contemplated by any provision of this Agreement), or (D) cause or permit any Development Partnership to take any action outside of the ordinary course of its business.

8.    CONDUCT OF BUSINESS PRIOR TO SECOND CLOSING

8.01  AERC'S COVENANTS. Until the Second Closing, AERC shall:

                  (i) not take or agree to take any action or do anything in the conduct of the business of AERC, or otherwise, which would be in breach of any of its material obligations under the terms or provisions of this Agreement or which would cause any representation and warranty of AERC contained herein (except as modified by virtue of the Initial Closing) to be or become untrue in any material respect;

                  (ii) comply in all material respects with the terms and conditions of the General Partner Interest Purchase Agreements; and

                  (iii) comply in all material respects with its obligations under the Restated Partnership Agreement.

                  (iv) use its best efforts to continue to be taxed as a REIT pursuant to Sections 856 through 860 of the Code until the Board of Directors of AERC decide that AERC should not be taxed as a REIT.

8.02 EXISTING H/P LIMITED PARTNER COVENANTS. Until the Second Closing, each Existing H/P Limited Partner agrees that such Existing H/P Limited Partner shall:

                  (i) not transfer, pledge, encumber, convey, devise or sell such Existing H/P Limited Partner's development limited partnership interest in the Pines Partnership;

                  (ii) not take or agree to take any action or do anything in the conduct of the business of such Existing H/P Limited Partner, or otherwise, which would be in breach of any of its material obligations under the terms or provisions of this Agreement or which would cause any representation and warranty of such Existing H/P Limited Partner (except as modified by virtue of the Initial Closing) contained herein to be or become untrue in any material respect;

                  (iii) use its reasonable efforts to obtain all necessary consents and authorizations (if any) of third parties to the performance by such Existing H/P Limited Partner of its obligations hereunder relating to the Second Closing and the consummation of the transactions contemplated hereby; and

                  (iv) not consent to any action of any Pines Partnership which would prevent the Partnership's acquisition of the Pines Partnership Interests as contemplated hereby, result in a sale or refinancing of the project owned by the Pines Partnership, cause or permit the transfer of any interest in the Pines Partnership, or cause or permit the Pines Partnership to take any action outside of the ordinary course of its business.

8.03 MIG COVENANTS WITH RESPECT TO GENERAL PARTNER'S INTEREST IN PINES PARTNERSHIP. Until the Second Closing, MIG shall:

                  (i) not transfer, pledge, encumber, convey, devise or sell its general partner interest in the Pines Partnership, and it will otherwise comply in all material respects with the terms and conditions of the General Partner Interest Purchase Agreement relating to Pines;

                  (ii) not take or agree to take any action or do anything in the conduct of the business of MIG, or otherwise, which would be in breach of any of its material obligations under the terms or provisions of this Agreement or which would cause any representation and warranty of MIG (except as modified by virtue of the Initial Closing) contained herein to be or become untrue in any material respect;

                  (iii) use its reasonable efforts to obtain all necessary consents and authorizations (if any) of third parties to the performance by MIG of its obligations hereunder relating to the Second Closing and the consummation of the transactions contemplated hereby; and

                  (iv) not consent to any action of the Pines Partnership which would prevent the Partnership's acquisition of the Pines Partnership Interests as contemplated hereby, result in a sale or refinancing of the project owned by the Pines Partnership, cause or permit the transfer of any interest in the Pines
         Partnership, or cause or permit the Pines Partnership to take any action outside of the ordinary course of its business.

9.     REPRESENTATIONS AND WARRANTIES

9.01 AERC'S REPRESENTATIONS AND WARRANTIES. AERC hereby represents and warrants as of the date hereof that:

                  (i) AERC is a corporation duly organized and in good standing in the State of Ohio;

                  (ii) AERC has all necessary corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties from whom such consents and authorizations have been obtained (except for authorization from its board of directors or its shareholders, which will have been obtained by the Closing Date) or to whom notices have been given. This Agreement constitutes, and the other documents and instruments to be delivered by AERC pursuant hereto when delivered will constitute, the legal, valid and binding obligations of AERC, enforceable against AERC in accordance with their respective terms;

                  (iii) To the best of its knowledge, there is no litigation, proceeding or action pending or threatened against or relating to AERC which might materially and adversely affect AERC or which questions the validity of this Agreement or any action taken or to be taken by AERC pursuant hereto;

                  (iv) AERC has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code, for each of its taxable years ended December 31, 1993 through December 31, 1997, and AERC expects to so qualify for the fiscal year ending December 31, 1998;

                  (v) To the best of AERC's knowledge, neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement or instrument to which AERC is a party;

                  (vi) AERC and each subsidiary of AERC and each partnership or limited liability company in which AERC holds an interest (any such subsidiary, partnership or limited liability company is herein called "Subsidiary") has filed or caused to be filed all federal, state, local, foreign and other tax returns, reports, information returns and statement required to be filed by them. AERC and each Subsidiary has paid or caused to be paid all taxes (including interest and penalties) that are shown as due and payable on such returns or claims by any taxing authority to be due and payable with respect to such returns, except those which are being contested by them in good faith by appropriate proceedings and in respect of which adequate reserves are being maintained on their books in accordance with generally accepted accounting principles consistently applied. Neither AERC nor any Subsidiary has any material liabilities for taxes other than those incurred in the ordinary course of business and in respect of which adequate reserves are being maintained by them in accordance with generally accepted accounting principles consistently applied.
         Federal income tax returns for AERC and each Subsidiary have not been audited by the Internal Revenue Service. No deficiency, assessment with respect to, or proposed adjustment of federal, state, local, foreign or other tax returns of AERC or any Subsidiary is pending or, to the best of the AERC's knowledge, threatened. There is no tax lien, whether imposed by any federal, state, local or other tax authority, outstanding against the assets, properties or business of AERC or any Subsidiary; and

                  (vii) AERC has filed all required forms, reports and documents with the Securities and Exchange Commission ("SEC") required to be filed by it pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations promulgated thereunder, all of which (collectively, the "SEC FORMS") have complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, respectively, and such rules and regulations. None of the SEC Forms filed by AERC with the SEC since January 1, 1994 (hereafter collectively referred to as the "REPORTS"), including (without limitation) any financial statements or schedules included therein, at the time filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of AERC included in the Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis (except as otherwise noted in such financial statements) and present fairly in all material respects the financial position, results of operations, cash flows and changes in financial position of AERC and its consolidated subsidiaries as of the dates or the periods indicated, subject, in the case of unaudited interim consolidated financial statements, to normal year-end adjustments.

9.02 EXISTING LIMITED PARTNERS' REPRESENTATIONS AND WARRANTIES. Each Existing Limited Partner who is a Party hereby represents and warrants, severally, as of the date hereof that:

                  (i) MIG is a corporation, duly organized and in good standing in the State of Florida, and each Development Partnership is a duly organized and validly existing Florida limited partnership (the foregoing representation is made as to the Hollywood and Pines Development Partnerships only by the H/P Existing Limited Partners);

                  (ii) Such Existing Limited Partner has all necessary power and authority (in the case of PF Funds, such power and authority being its corporate power and authority) to enter into this Agreement, to perform such Existing Limited Partner's obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties from whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by such Existing Limited Partner pursuant hereto when delivered will constitute, the legal, valid and binding obligations of such Existing Limited Partner, enforceable against such Existing Limited Partner in accordance with their respective terms;

                  (iii) To the best of such Existing Limited Partner's knowledge, there is no litigation, proceeding or action pending or threatened against or relating to such Existing Limited Partner which might prevent such Existing Limited Partner from performing its obligations hereunder or which questions the validity of this Agreement or any action taken or to be taken by such Existing Limited Partner pursuant hereto;

                  (iv) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement or instrument to which such Existing Limited Partner is a party;

                  (v) Such Existing Limited Partner owns its Development Limited Partnership Interests free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever;

                  (vi) Such Existing Limited Partner (a) is acquiring the Units for such Existing Limited Partner's own account for investment only, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof; (b) has no present intention of selling, granting any participation in, or otherwise distributing the Units; and (c) does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Units, in each case except as follows: (A) to the extent registration of the Units is contemplated by the Restated Partnership Agreement; (B) if such Existing Limited Partner is a corporation, in dissolution thereof and otherwise in distribution to the beneficial shareholders thereof, as applicable; and (C) each Existing Limited Partner reserves the right, to the extent it would not thereby violate the provisions of the Restated Partnership Agreement, to transfer, assign, pledge or grant a security interest in any or all of its Units to (1) any other Existing Limited Partner, (2) any Existing General Partner or (3) any financial institution as collateral security for any loan or loans.

                  (vii) Such Existing Limited Partner has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of investments generally, and of such Existing Limited Partner's investment in the Units in particular. Such Existing Limited Partner is able to bear (a) the economic risk of an investment in the Units and (b) any lack of liquidity inherent in holding the Units, with the full understanding that such Existing Limited Partner can lose its entire investment.
         Such Existing Limited Partner acknowledges that the loss of its entire investment in the Units will not have a material adverse effect on its business operations. Such Existing Limited Partner has been advised by AERC to seek expert legal, tax, and accounting advice in connection with its investment decision; and

                  (viii) In order to evaluate the merits and the risks inherent in acquiring and holding the Units, AERC has made available to each Existing Limited Partner, during the course of this transaction and prior to the investment in the Units, the opportunity to ask questions of, and receive answers from, AERC and those persons acting on AERC's behalf, concerning the terms and conditions of this transaction. Such Existing Limited Partner has had all such questions answered to its satisfaction and has been supplied all additional information deemed necessary by such Existing Limited Partner to verify the accuracy of the information provided to it by AERC to the extent that AERC possesses such information or can acquire it without unreasonable effort or expense. Such Existing Limited Partner has had a full and complete opportunity to examine all relevant documents relating to the Partnership and such Existing Limited Partner's prospective interest therein and relating to AERC that have been made available by AERC and is familiar with the contents thereof and, in particular, with all risk factors associated with any investment in the Partnership. Each Existing Limited Partner has been provided the opportunity, to such Existing Limited Partner's satisfaction, to ask questions and receive answers concerning the terms and conditions of this transaction, has had all such questions answered to such Existing Limited Partner's satisfaction and has been supplied all additional information deemed necessary by such Existing Limited Partner to verify the accuracy of the information supplied to such Existing Limited Partner; each Existing Limited Partner is familiar with the condition of the Partnership, and such Existing Limited Partner has had access to such information as such Existing Limited Partner deems material in making the investment decision called for; and each Existing Limited Partner believes that the Units are securities of the kind such Existing Limited Partner wishes to acquire and hold for investment.

9.03 EXISTING GENERAL PARTNERS' REPRESENTATIONS AND WARRANTIES. Each Existing General Partner who is a Party hereby represents and warrants, severally, as of the date hereof that:

                  (i) Such Existing General Partner has all necessary power and authority to enter into this Agreement, to perform such Existing General Partner's obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party (except for such consents or authorizations which have been obtained or notices which have been given). This Agreement constitutes, and the other documents and instruments to be delivered by such Existing General Partner pursuant hereto when delivered will constitute, the legal, valid and binding obligations of such Existing

         General Partner, enforceable against such Existing General Partner in accordance with their respective terms;

                  (ii) To the best of such Existing General Partner's knowledge, there is no litigation, proceeding or action pending or threatened against or relating to such Existing General Partner which might prevent such Existing General Partner from performing its obligations hereunder or which questions the validity of this Agreement or any action taken or to be taken by such Existing General Partner pursuant hereto;

                  (iii) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any material term or provision of any material agreement or instrument to which such Existing General Partner is a party;

                  (iv) Such Existing General Partner owns its general partnership interests in the Partnership free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever except for those set out in the respective limited partnership agreements of the Development Partnerships;

                  (v) Such Existing General Partner (a) is acquiring the Units for such Existing General Partner's own account for investment only, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof; (b) has no present intention of selling, granting any participation in, or otherwise distributing the Units; and (c) does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Units, in each case except as follows: (A) to the extent registration of the Units is contemplated by the Restated Partnership Agreement; and (B) each Existing Limited Partner reserves the right, to the extent it would not thereby violate the provisions of the Restated Partnership Agreement, to transfer, assign, pledge or grant a security interest in any or all of its Units to (1) any other Existing Limited Partner, (2) any Existing General Partner or (3) any financial institution as collateral security for any loan or loans.

                  (vi) Such Existing General Partner has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of investments generally, and of such Existing General Partner's investment in the Units in particular. Such Existing General Partner is able to bear (a) the economic risk of an investment in the Units and (b) any lack of liquidity inherent in holding the Units, with the full understanding that such Existing General Partner can lose its entire investment. Such Existing General Partner acknowledges that the loss of its entire investment in the Units will not have a material adverse effect on its business operations. Such Existing General Partner has been advised by AERC to seek expert legal, tax, and accounting advice in connection with such Existing General Partner's investment decision;

                  (vii) In order to evaluate the merits and the risks inherent in acquiring and holding the Units, AERC has made available to each Existing General Partner, during the course of this transaction and prior to the investment in the Units, the opportunity to ask questions of, and receive answers from, AERC and those persons acting on AERC's behalf, concerning the terms and conditions of this transaction. Such Existing General Partner has had all such questions answered to its satisfaction and has been supplied all additional information deemed necessary by such Existing General Partner to verify the accuracy of the information provided to it by AERC to the extent that AERC possesses such information or can acquire it without unreasonable effort or expense. Such Existing General Partner has had a full and complete opportunity to examine all relevant documents relating to the Partnership and such Existing General Partner's interest and prospective interest therein relating to AERC that have been made available by AERC and is familiar with the contents thereof and, in particular, with all risk factors associated with any investment in the Partnership. Each Existing General Partner has been provided the opportunity, to such Existing General Partner's satisfaction, to ask questions and receive answers concerning the terms and conditions of this transaction, has had all such questions answered to such Existing General Partner's satisfaction and has been supplied all additional information deemed necessary by such Existing General Partner to verify the accuracy of the information supplied to such Existing General Partner; each Existing General Partner is familiar with the condition of the Partnership, and such Existing General Partner has had access to such information as such Existing General Partner deems material in making the investment decision called for; and each Existing General Partner believes that the Units are securities of the kind such Existing General Partner wishes to acquire and hold for investment; and

                  (viii) The Existing General Partners who are Parties jointly and severally represent and warrant that the Partnership is a duly organized and validly existing Florida general partnership; that the Existing General Partners are all the partners thereof; that the Partnership presently owns no property and conducts no operations other than those which relate directly or indirectly to one or more of the Development Partnerships; and that all requisite partnership action has been taken by the Existing General Partners and is presently in effect to authorize, for and on behalf of the Partnership, the transactions contemplated hereby.

9.04 MIG REPRESENTATIONS AND WARRANTIES. MIG represents and warrants as of the date hereof that it owns its general partner's interests in the Development Partnerships free and clear of all pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever (except for those set out in the respective limited partnership agreements of the Development Partnerships); that it is a duly organized and validly existing Florida corporation in good standing; that all of its shareholders and their interests therein are identified on EXHIBIT E attached hereto and made a part hereof;
all of its directors are identified on EXHIBIT E; that a true and complete copy of its articles of incorporation or charter and its bylaws are attached hereto as EXHIBIT F; and, that all requisite action of shareholders and directors necessary to authorize the transactions contemplated hereby has been taken and is presently in effect to authorize, for and on behalf of MIG, the transactions contemplated hereby.

         All of the representations and warranties set forth in this Paragraph 9 shall be deemed renewed by the Parties on the Initial Closing Date and, with respect to the Pines Partnership only, on the Second Closing Date (except with respect to those representations and warranties that have changed by virtue of the Initial Closing or the giving of a Hollywood No-Close Notice) as if made at such time and shall survive the closings of the transactions contemplated by this Agreement for a period equal to the applicable statute of limitations. NO PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES HEREUNDER OR CONCERNING THE SUBJECT MATTER HEREOF OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET OUT IN THIS ARTICLE 9; ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, ARE EXCLUDED, NEGATED AND DISCLAIMED.

10.     COSTS AND EXPENSES

10.01 Each Party shall pay its own attorneys' and accountants' fees and all of its other costs and expenses except to the extent expressly provided otherwise herein.

10.02 To the extent that, under the express provisions of the respective General Partner Interest Purchase Agreements, certain specific closing costs thereunder are to be paid by the Partnership out of the Initial Contribution of AERC and are to be charged against the Limited Partners' capital accounts in a particular Development Partnership, that shall be done and the appropriate Existing Limited Partners' and Existing General Partners' respective capital account and number of Units in the Partnership shall be proportionately reduced by an amount equal to such partner's said pro rata share thereof.

11.     CONDITIONS TO INITIAL CLOSING

11.01 AERC'S CONDITIONS TO INITIAL CLOSING. AERC's obligations to proceed with the Initial Closing are conditional upon the satisfaction or occurrence of the following:

                  (i) The Escrow Agent has received the closing documents to be delivered to AERC as described in the appropriate subparagraphs of Paragraph 5 of this Agreement;

                  (ii) The Existing Limited Partners and the Existing General Partners shall be in compliance in all material respects with their respective obligations under this Agreement and the representations or warranties of the Existing Limited Partners and the Existing General Partners shall be true and accurate in all material respects when made and as of the Initial Closing Date;

                  (iii) The transactions contemplated by the Merger Agreement shall have closed substantially simultaneously with (or, with respect to the so-called MRT transactions, prior to) the Initial Closing;

                  (iv) The transactions contemplated by the General Partner Interest Purchase Agreements relating to Kirkman and (if no Hollywood No-Close Notice was timely given) Hollywood shall have closed simultaneously with the Initial Closing; and

                  (v) Wright shall have acquired either (A) the Gutin Interests or (B) Gutin's written consent described in the last sentence of
         Section 7.03 hereinabove.

11.02 EXISTING LIMITED PARTNERS' AND EXISTING GENERAL PARTNERS' CONDITIONS TO INITIAL CLOSING. The Existing Limited Partners' and Existing General Partners' respective obligations to proceed to the Initial Closing are conditional upon the satisfaction or occurrence of the following:

                  (i) The Escrow Agent has received AERC's Initial Contribution and the other documents and deliveries described in Paragraph 5.01 of this Agreement;

                  (ii) AERC shall be in compliance in all material respects with its obligations under this Agreement and the representations or warranties of AERC shall be true and accurate in all material respects when made and as of the Initial Closing Date;

                  (iii) The transactions contemplated by the Merger Agreement shall have closed substantially simultaneously with (or, with respect to the so-called MRT transactions, prior to) the Initial Closing; and
                  (iv) The transactions contemplated by the General Partner Interest Purchase Agreements relating to Kirkman and (if no Hollywood No-Close Notice was timely given) Hollywood shall have closed simultaneously with the Initial Closing.

11.03 RIGHTS UPON A FAILURE OF A CONDITION. If a condition precedent to any Party's obligation to proceed with the Initial Closing (other than a material default by another Party which is governed by and subject to the provisions of
Section 17 hereinbelow) is not satisfied at the time of the proposed Initial Closing, the Party whose performance is conditioned on such eventuality shall have the right to (i) waive such condition (and all rights and claims relating thereto) and proceed with the Initial Closing or (ii) terminate this Agreement, in which case, except as otherwise provided herein, all Parties (other than a Party whose breach of any of its obligations hereunder was the cause of such termination) shall be released of all obligations hereunder and the Escrow Agent shall return the Earnest Money Deposit to AERC and all other documents previously deposited into escrow shall be delivered to the Party who deposited the same.

12.      INITIAL CLOSING

         Subject to the provisions of Paragraph 11, the closing of the transaction contemplated by Paragraph 2 hereof (the "INITIAL CLOSING") shall be held at the offices of Baker & Hostetler LLP in Cleveland, Ohio, on the date (the "INITIAL CLOSING DATE") designated by AERC in a written notice given at least 5 business days in advance to the Existing Limited Partners and Existing General

Partners, which date shall not be later than the first to occur of June 30, 1998 and the closing of the Merger and shall be simultaneous with the closing of the transactions contemplated by the General Partner Interest Purchase Agreements relating to Kirkman and (if no Hollywood No-Close is timely given) Hollywood.

13.     CONDITIONS TO SECOND CLOSING

13.01 AERC'S CONDITIONS TO SECOND CLOSING. AERC's obligations to proceed to the Second Closing are conditional upon the satisfaction or occurrence of the following:

                  (i) The Escrow Agent has received the closing documents to be delivered to AERC described in the appropriate subparagraphs of Paragraph 6 of this Agreement;

                  (ii) The Existing H/P Limited Partners and the Existing General Partners shall be in compliance in all material respects with their respective obligations under this Agreement (to the extent then still applicable) and their respective representations and warranties (to the extent then still applicable) shall have been true and correct when made and shall (to the extent they relate to Pines or the Second Closing) be true and correct as of the Second Closing Date;

                  (iii) Neither the Existing H/P Limited Partners nor the Existing General Partners shall be in default in any material respect in the performance of any of their respective obligations as limited partners in the Partnership as set forth in the Restated Partnership Agreement;

                  (iv) MIG shall not be in default of any of its post-Initial-Closing obligations arising under the General Partner Interest Purchase Agreements;

                  (v) The Initial Closing shall have occurred; and

                  (vi) The transactions contemplated by the General Partner Interest Purchase Agreement relating to Pines shall have closed simultaneously with the Second Closing.

13.02 EXISTING H/P LIMITED PARTNERS' CONDITIONS TO THE SECOND CLOSING. The Existing H/P Limited Partners' obligations to proceed to the Second Closing are conditional upon the satisfaction or occurrence of the following:

                  (i) The Escrow Agent has received AERC's Second Contribution and the other documents and deliveries described in Paragraph 6.02 of this Agreement;

                  (ii) AERC shall be in compliance in all material respects with its obligations under this Agreement (to the extent then still applicable) and the representations or warranties of AERC (to the extent then still applicable) shall have been, and shall continue to be, true and accurate in all material respects when made and as of the Second Closing Date;

                  (iii) AERC shall not be in default in the performance of (A) any of its obligations set forth in the Restated Partnership Agreement or (B) any of its post-Initial-Closing obligations arising under the General Partner Interest Purchase Agreement relating to Pines;

                  (iv) The Initial Closing shall have occurred; and

                  (v) The transactions contemplated by the General Partner Interest Purchase Agreement relating to Pines shall close simultaneously with the Second Closing.

13.03 RIGHTS UPON A FAILURE OF A CONDITION. If a condition precedent to any Party's obligation to proceed with the Second Closing (other than a material default by another Party which is governed by and subject to the provisions of
Section 17 hereinbelow) is not satisfied at the time of the proposed Second Closing, the Party whose performance is conditioned on such eventuality shall have the right to (i) waive such condition (and all rights and claims relating thereto) and proceed with the Second Closing or (ii) terminate this Agreement, in which case, except as otherwise provided herein, (A) all Parties (other than a Party whose breach of any of its obligations hereunder was the cause of such termination) shall be released of all obligations hereunder, for, on account of or relating to the Second Closing and the representations, warranties and covenants directly or indirectly relating thereto or to the Pines Partnership and (B) the Escrow Agent shall return the Earnest Money Deposit to AERC and all other documents previously deposited into escrow shall be delivered to the Party who deposited the same.

14.      SECOND CLOSING

         Subject to the satisfaction of the conditions set forth in Paragraph 13 hereof, the closing of the transaction contemplated by Paragraph 3 hereof (the "SECOND CLOSING") shall be held at the offices of Baker & Hostetler LLP in Cleveland, Ohio, on the date (the "SECOND CLOSING DATE") designated by AERC in a written notice given at least 5 business days in advance to MIG and to the Existing H/P Limited Partners, which date shall be simultaneous with the closing of the transactions contemplated by (and the date specified for the closing as set out in) the General Partner Interest Purchase Agreement relating to Pines.

15.      ASSIGNMENT

15.01 AERC may freely assign all of its right, title and interest in and to this Agreement to a wholly owned subsidiary of, or other entity controlled by, AERC, but not to any other person or entity without the prior written consent of at least three of the Existing General Partners and all of the Existing H/P Limited Partners, which consents may be withheld. With respect to any assignment by AERC (whether to a wholly owned subsidiary of, or other entity controlled by, AERC or any other person): such assignment shall not relieve AERC of its obligations under this Agreement; and,

AERC will deliver to all of the other Parties a copy of all documents of transfer or assignment promptly after the assignment occurs.

15.02 The Existing Limited Partners and the Existing General Partners may not assign their rights under this Agreement to any person other than an Existing Limited Partner or an Existing General Partner without the prior written consent of AERC, which consent may be withheld. With respect to any assignment by an Existing Limited Partner or an Existing General Partner (whether or not the consent of AERC is required therefor): such assignment shall not relieve the assigning Party of its obligations under this Agreement; and, the assignor will deliver to AERC a copy of all documents of transfer or assignment promptly after the assignment occurs.

15.03 Notwithstanding anything to the contrary in this Agreement or in any of the General Partner Interest Purchase Agreements (and the provisions of this Paragraph 15.03 shall govern and control over any inconsistent provisions herein or therein): (i) It is anticipated that, at or before the Initial Closing, by a written agreement signed by Gutin and accepted in writing by Wright, Gutin will transfer and assign to Wright or Wright's designee all of her right, title and interests in, to, under and concerning all of the Development Partnerships; (ii) if Wright accepts such transfer and assignment and assumes in writing (such writing being referred to herein as a "TRANSFER
AND ASSUMPTION AGREEMENT") all of Gutin's obligations and liabilities with respect to the interests thereby transferred and assigned, then (A) simultaneously therewith, and automatically and without any further act, deed or notice of any kind, Wright (or his designee, as the case may be) shall have and succeed to all of what formerly had been Gutin's right, title and interests therein, thereto, thereunder and concerning therewith and Gutin shall be completely, unconditionally and forever released and discharged from, and relieved of, any and all obligations and liabilities thereunder or with respect thereto (except for any obligations or liabilities to Wright as may be provided for in such Transfer and Assumption Agreement) and (B) Wright will be obligated under this Agreement to cause the interests in the Development Partnerships it had so acquired from Gutin to be transferred and assigned to AERC on and subject to the terms, provisions and conditions of this Agreement; and (iii) if Wright or Gutin delivers to AERC or to the Partnership a copy of a Transfer and Assumption Agreement, not later than two business days after its receipt thereof both AERC and the Partnership will execute and deliver to Gutin a written instrument reasonably satisfactory to Gutin completely, unconditionally and forever releasing and discharging Gutin from, and relieving Gutin of, any and all obligations and liabilities of any and every kind whatsoever.

16.      INDEMNIFICATION.

16.01 INDEMNIFICATION OF AERC BY EXISTING LIMITED PARTNERS. Each Existing Limited Partner who is a Party severally agrees to indemnify and hold AERC harmless from and against any and all loss, cost, liability, damage or expense incurred by AERC arising out of any material breach of any representation and warranty made by such Existing Limited Partner hereunder (individually, an "EXISTING LIMITED PARTNER'S INDEMNIFICATION OBLIGATION" and collectively, the "EXISTING LIMITED PARTNERS' INDEMNIFICATION OBLIGATIONS").

16.02 INDEMNIFICATION OF AERC BY EXISTING GENERAL PARTNERS. Each Existing General Partner who is a Party severally agrees to indemnify and hold AERC harmless from and against any and all loss, cost, liability, damage or expense incurred by AERC arising out of any material breach of any representation or warranty made by such Existing General Partner hereunder (individually, an "EXISTING GENERAL PARTNER'S INDEMNIFICATION OBLIGATION" and collectively, the "EXISTING GENERAL PARTNERS' INDEMNIFICATION OBLIGATIONS").

16.03 INDEMNIFICATION OF EXISTING GENERAL PARTNERS AND EXISTING LIMITED PARTNERS BY AERC. AERC agrees to indemnify and hold each and all of the Existing General Partners and the Existing Limited Partners harmless from and against any and all loss, cost, damage, liability or expense incurred by any or all of them arising out of any material breach of any representation or warranty made by AERC hereunder (collectively, the "AERC INDEMNIFICATION OBLIGATIONS").

16.04 CLAIMS FOR INDEMNIFICATION. The following procedures shall apply if a claimed breach or other occurrence or matter giving rise to a claim of indemnification is given by the party seeking indemnification (the "INDEMNIFIED PARTY") to the party from whom indemnification is sought (the "INDEMNIFYING PARTY"):

                  (i) Procedure for Indemnification with Respect to Third Party Claims. If the Indemnified Party seeks indemnification under this
         Article 16 with respect to an Existing Limited Partner Indemnification Obligation, an Existing General Partner Indemnification Obligation, or an AERC Indemnification Obligation, as the case may be (collectively, an "INDEMNIFIABLE CLAIM"), resulting from the assertion of liability by any third party (i.e., a person not a Party), it shall give notice to the Indemnifying Party after it becomes aware of any such Indemnifiable Claim (such notice to be given in any event within the shorter of 15 days or the number of days necessary to respond to the Indemnifiable Claim), which notice shall set forth such material information with respect to such Indemnifiable Claim as is then reasonably available to the Indemnified Party. If any such liability is asserted against the Indemnified Party and the Indemnified Party notifies the Indemnifying Party of such liability, the Indemnifying Party shall be entitled, if it so elects by written notice delivered to the Indemnified Party within 10 days after receiving the Indemnified Party's notice, to assume the defense of such asserted liability with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party. Notwithstanding the foregoing: (a) the Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be payable by the Indemnified Party;
         (b) the Indemnified Party shall not have any obligation to give any notice of any assertion of liability by a third party unless such assertion is in writing; and (c) the rights of the Indemnified Party to be indemnified in respect of Indemnifiable Claims resulting from the assertion of liability by third parties shall not be adversely affected by its failure to give notice pursuant to the foregoing provisions unless, and, if so, only to the extent that, the Indemnifying Party is materially prejudiced by such failure. With respect to any assertion of liability by a third party that results in an Indemnifiable Claim, the Parties shall make available to each other all relevant information in their possession which is material to any such assertion. In the event that the Indemnifying Party fails to assume the defense of the Indemnified Party against any such Indemnifiable Claim within 15 days after receipt of the Indemnified Party's notice of such Indemnifiable Claim, the Indemnified Party shall have the right to defend, compromise or settle such Indemnifiable Claim on behalf, for the account, and at the risk of the Indemnifying Party. Notwithstanding anything in this Paragraph
         16.04 to the contrary: (i) if there is a reasonable likelihood that an Indemnifiable Claim may materially and adversely damage the Indemnified Party, other than as a result of money damages or other money payments (each, a "NON-MONETARY INDEMNIFIABLE CLAIM"), then the Indemnified Party shall provide written notice to the Indemnifying Party to such effect explaining the reasons therefor and, if the Indemnifying Party consents thereto (which consent shall not be unreasonably withhold or delayed), the Indemnifying Party shall have the right, at the cost and expense of the Indemnifying Party, to defend such Indemnifiable Claim; and (ii) neither the Indemnifying Party nor the Indemnified Party shall, without the other's prior written consent (which consent shall not be unreasonably withheld or delayed), settle or compromise (A) any Indemnifiable Claim or consent to entry of any judgment in respect of any Indemnifiable Claim, in each case involving money damages or other money payments, unless such settlement, compromise or consent includes as an unconditional term the giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect of such Indemnifiable Claim or (B) any Non-monetary Indemnifiable Claim.

                  (ii) Procedure For Indemnification with Respect to Non-Third Party Claims. If the Indemnified Party asserts the existence of an Indemnifiable Claim giving rise to damages for a non-third-party Indemnifiable Claim, it shall give written notice to the Indemnifying Party specifying the nature and amount of the Indemnifiable Claim asserted. If the Indemnifying Party, within 15 business days after receipt of such notice by the Indemnified Party, has not given written notice to the Indemnified Party announcing its intent to contest such assertion by the Indemnified Party, such assertion shall be deemed accepted and the amount of Indemnifiable Claim shall be deemed a valid Indemnifiable Claim. In the event, however, that the Indemnifying Party contests the assertion of an Indemnifiable Claim by giving such written notice to the Indemnified Party within such 15 business day period, then if the parties, acting in good faith, cannot reach agreement with respect to such Indemnifiable Claim within 20 days after such notice, the contested assertion of the claim shall be resolved by litigation as provided in Paragraphs 17.03 and 19.10 hereof and any other provision of this Agreement relating to litigation or disputes arising hereunder.

16.05 LIMITATIONS ON INDEMNIFICATION. Rights to indemnification under this Agreement are subject to the following limitations:

                  (i) Anything in this Agreement or in any of the General Partner Interest Purchase Agreements to the contrary notwithstanding (and the provisions of this sentence shall govern and control over any inconsistent provision in this Agreement or any of those other agreements): (A) No Existing General Partner or Existing Limited Partner shall be liable to pay Damages under or in respect of this Agreement and all of the General Partner Interest Purchase Agreements taken together, collectively, in an amount greater than the total value

         (for any such Party, its or his "INITIAL UNIT VALUE"), as of the date of such Party's first receipt thereof, of all Units delivered to such Party hereunder or under the General Partner Interest Purchase Agreements; (B) any Party (other than AERC) may, in his or its discretion, pay and satisfy all claims against him or it for Damages hereunder and under the General Partner Interest Purchase Agreements either in cash or (subject to the provisions of Paragraph 16.07 hereinbelow) by delivering to AERC Units (rather than cash) which are free and clear of all liens, security interests and encumbrances, each such Unit to be valued for such purpose at its initial Value hereunder on the date (i.e., the Initial Closing Date or the Second Closing Date, as the case may be) it was first acquired by such Party; and (C) if AERC has actual knowledge of a breach of this Agreement, or of the inaccuracy of any representation or warranty made herein, which entitles it to terminate this Agreement or to decline to proceed to any closing hereunder, and AERC elects not to exercise any such right of termination (or right to decline to close) and waives all (but not less than all) of such breaches or closing conditions solely for the purpose of effecting the Initial Closing or the Second Closing, no other Party shall be liable to AERC (or its designee) for Damages relating to or based on such breach or inaccuracy.

                  (ii) The obligation of indemnity set forth in this Agreement shall terminate, with respect to each representation and warranty hereunder, on the day such representation or warranty ceases to survive as provided in the last grammatical paragraph of Article 9 of this Agreement.

16.06 NO POST-CLOSING CLAIMS. Except for the rights of indemnification expressly set out in this Article 16, no Party shall have, or may assert or enforce, against any other Party any claim, right or remedy under this Agreement (i) after the Initial Closing (with respect to the partnership interests in Hollywood or Kirkman or the Hollywood or Kirkman Development Projects) or (ii) after the Second Closing (with respect to the partnership interests in Pines or the Pines Development Project).

16.07 SATISFACTION OF CERTAIN INDEMNIFICATION OBLIGATIONS. Each Existing Limited Partner or Existing General Partner who is an Indemnifying Party shall have the option of satisfying any indemnification payment obligation owed to AERC hereunder either (i) by satisfying such obligation in cash (such cash payment to be delivered by certified check or wire transfer in immediately available funds) or (ii) by delivering and assigning to AERC all of such Indemnifying Party's respective right, title and interest in and to such of the Indemnifying Party's Units as have a value (set for these purposes as such Units' value on the Closing Date) equal to the amount such Indemnifying Party then owes to AERC with respect to its Indemnification Obligation. (The option to pay with Units rather than cash, described in clause (ii) of the preceding sentence, is referred to herein as the "UNIT PAYMENT OPTION".) The Unit
Payment Option may be utilized only with respect to Units owned by an Indemnifying Party that can be assigned and delivered to AERC free and clear of all liens, pledges, restrictions and encumbrances whatsoever. Each such Indemnifying Party acknowledges and agrees that AERC shall have no obligation to accept the assignment and delivery of any Units from any Indemnifying Party seeking to utilize the Unit Payment Option unless and until that Indemnifying Party delivers to Buyer (A) a certificate representing and warranting that such Indemnifying Party owns those of his respective Units being tendered free and clear of all liens, pledges, restrictions and encumbrances whatsoever and (B) Uniform Commercial Code searches of all applicable jurisdictions reasonably requested by AERC that show no encumbrances on such Indemnifying Party's Units being tendered.

17.     DEFAULT/REMEDIES

17.01 REMEDIES UPON DEFAULT OF AERC. If AERC is in default under this Agreement and neither the Existing Limited Partners nor the Existing General Partners are in material default, the sole and exclusive remedy of the Existing Limited Partners and the Existing General Partners shall be to terminate this Agreement by notice given to AERC and in such event AERC shall be liable to the Existing Limited Partners for liquidated damages in the amount of the Earnest Money Deposit. The Escrow Agreement shall provide that the entire Earnest Money Deposit shall be delivered to the Existing Limited Partners in such event. The Parties recognize and agree that such remedy provides for liquidated damages in a reasonable amount in the context of the transactions in which the measurement of damages is not feasible or convenient.

17.02   [INTENTIONALLY OMITTED.]

17.03 REMEDIES UPON DEFAULT OF EXISTING LIMITED PARTNERS AND EXISTING GENERAL PARTNERS. If all or any of the Existing Limited Partners or Existing General Partners are in default of their obligations under this Agreement and AERC is not in material default, then AERC shall have the right to (i) terminate this Agreement and receive the Earnest Money Deposit in which case this Agreement shall be of no further force and effect and, except as otherwise expressly set forth herein, none of the Parties shall have any further liability to the other, (ii) bring an action to cause the specific performance of this Agreement or (iii) pursue any of its other rights and remedies available to it at law or in equity, including the right to seek monetary damages, provided, that AERC's right to monetary damages shall be limited to an amount not to exceed, in total, an amount equal to the Earnest Money Deposit deposited by AERC.

17.04 PAYMENT OF LITIGATION EXPENSES. If any dispute or litigation arises under this Agreement or concerning the subject matter hereof, the reasonable costs and expenses thereof (including, without limitation, court costs and reasonable attorneys' fees and expenses for all appellate and trial court proceedings) shall be paid and reimbursed to the substantially prevailing party by the non-prevailing party whether or not a final judgment on the merits of such dispute is ever entered in such litigation, with the court to determine who is the substantially prevailing party for these purposes (which party need not be awarded, or otherwise receive, all of the relief it had requested in order to be deemed "substantially prevailing" for purposes hereof). The limitation set out in clause A of subparagraph 16.05(i) above on the amount of Damages payable by any Existing General Partner or any Existing Limited Partner does not apply to the payment and reimbursement obligation set out in this Paragraph 17.03 except with respect to Elwood, Kalik and Wayman (as to whom that limitation will apply hereto).

17.05 SUIT FOR SPECIFIC PERFORMANCE. If any Party brings a suit against any other Party for specific performance of this Agreement, the Party against whom such suit is brought will not raise or assert as a defense that the remedy of specific performance is unavailable or inappropriate because this is a contract for the sale or disposition of personal property rather than interests in real property (but such Party shall be free to assert any and all defenses relating to the unavailability or inappropriateness of specific performance that would have been available to it if this were a contract for the sale of interests in real property).

18.      NOTICES.

         Unless otherwise expressly required or permitted by the terms of this Agreement, any notice required or permitted to be given hereunder by the parties shall be delivered by a nationally recognized overnight courier service, by facsimile, personally or served by certified mail to the parties at the facsimile number or addresses set forth below (as the case may be), unless different addressees or facsimile numbers are given by one party to the other:

If to AERC:
                           ASSOCIATED ESTATES REALTY CORPORATION
                           Attn:  Mr. Jeffrey I. Friedman, President
                           5025 Swetland Court
                           Richmond Heights, Ohio 44143-1467
                           Phone (216) 473-8700
                           Fax   (216) 289-6400

With a copy to:
                           BAKER & HOSTETLER LLP
                           Attn: Albert T. Adams, Esq.
                           3200 National City Center
                           1900 East Ninth Street
                           Cleveland, Ohio 44114-3485
                           Phone (216) 861-7484
                           Fax   (216) 696-0740

If to the Existing Limited Partners or the Existing General Partners:

                           MIG REALTY ADVISORS, INC.
                           Attn: Larry Wright, President
                           250 Australian Avenue, South - Suite 400
                           West Palm Beach, Florida 33401
                           Phone (561) 820-1300
                           Fax   (561) 832-1622

With copies to:
                           JAMES ELWOOD AND LANNY KALIK
                           250 Australian Avenue, South - Suite 400
                           West Palm Beach, Florida 33401
                           Phone (561) 820-1300
                           Fax (561) 832-1622

                                            and

                           MAYER, BROWN & PLATT
                           Attn: Stuart P. Pergament, Esq.
                           2000 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20006-1882
                           Phone (202) 778-0600
                           Fax   (202) 861-0473



If to Escrow Agent to:
                           __________________________
                           __________________________
                           __________________________


19.      MISCELLANEOUS.

19.01 ASSIGNMENT BY DEVELOPMENT PARTNERSHIPS OF CERTAIN ASSETS. It is understood, acknowledged and agreed that before the Initial Closing or the Second Closing the Development Partnerships, respectively, will transfer and assign to one or more of the Existing Limited Partners (or entities owned or controlled by them) certain items described in the respective General Partner Interest Purchase Agreements, and that the consideration deliverable at the Closings by AERC to the Existing General Partners and the Existing Limited Partners, respectively, hereunder or under the General Partner Interest Purchase Agreements will not be reduced, diminished or affected in any way on account thereof or in respect thereof.

19.02 SUCCESSORS. The rights and obligations of the Parties under this Agreement shall inure to the benefit of and be binding upon the Parties and all persons who succeed to their respective rights and obligations.

19.03 MODIFICATIONS/WAIVERS. This Agreement cannot be changed, and no provision of this Agreement, or any right or remedy of any Party, can be waived, orally. Changes and waivers can only be made in writing and the change or waiver must be signed by the Party against whom the change or waiver is sought to be enforced. Any waiver of any provision of this Agreement, or any right or remedy, given on any one or more occasion shall not be deemed a waiver with respect to any other occasion.

19.04    [INTENTIONALLY OMITTED.]

19.05 ENTIRE AGREEMENT. This Agreement is signed by the Parties as a final expression of all of the terms, covenants and conditions of their agreement with respect to the subject matter hereof and as a complete and exclusive statement of its terms, covenants and conditions.

19.06 COUNTERPARTS. This Agreement may be signed in one or more counterparts or duplicate signature pages with the same force and effect as if all required signatures were contained in a single original instrument.

19.07 CAPTIONS. The captions contained in this Agreement were inserted for the convenience of reference only. They do not in any manner define, limit or describe the provisions of this Agreement or the intentions of the Parties.

19.08 BACKGROUND/EXHIBITS INCORPORATED. The exhibits attached to this Agreement (other than Exhibits C and D) are hereby incorporated by reference in their entirety with the same force and effect as if they were set forth at length in this Agreement. Section One of this Agreement entitled "Background" is hereby incorporated by reference into the body of this Agreement and is and shall be deemed to be a substantive portion of this Agreement.

19.09 GOVERNING LAW. The laws of the State of Florida shall govern and control the construction, interpretation and enforcement of this Agreement.

19.10 EXCLUSIVE JURISDICTION AND VENUE. Any litigation or other formal dispute resolution process under, concerning, arising out of or relating to this Agreement or the performance of any duty or obligation hereunder shall be brought, instituted, maintained and conducted solely and exclusively in the Florida State courts or Federal courts sitting in Palm Beach County, Florida or in any other Florida county in which is situated any of the multi-family apartment projects owned by any of the Development Partnerships (collectively, "FLORIDA COURTS"). Each Party irrevocably consents to jurisdiction over its person and property in and by, and venue in, such courts for purposes of adjudicating any and all disputes ("DISPUTES") arising under, concerning, or relating in any way to this Agreement or any subject matter hereof or matter addressed or dealt with herein. Each Party irrevocably agrees that all Disputes will be adjudicated and resolved solely and exclusively in and by Florida Courts, and further agrees that it will not file, commence or prosecute any claim for or relating to any Dispute in any other court or forum.

19.11 SEVERABILITY. If one or more provisions of this Agreement or the application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions or any other application thereof shall in no way be affected or impaired.

19.12 DATE FOR PERFORMANCE. If the date for performance of any act under this Agreement falls on a Saturday, Sunday or federal holiday, the date for such performance shall automatically be extended to the first succeeding business day which is not a Saturday, Sunday or federal holiday.

19.13 FURTHER ACTION. The Parties shall at any time, and from time to time on and after the Closing Date, upon the request of the other Party, do, execute, acknowledge and deliver all such further acts, deeds, assignments and other instruments as may be reasonably required for the consummation of this transaction.

19.14 PRONOUNS. References to "his", "her", "its", "he", "she", and "it" in this Agreement shall be gender neutral and not limit the class of persons or entities referred to herein.

                  IN WITNESS WHEREOF, the Parties have signed this Agreement as of the date set forth on the first page of this Agreement.

                                      AERC

ASSOCIATED ESTATES REALTY CORPORATION,
an Ohio corporation


By:_________________________________
         Jeffrey I. Friedman, its President

                            EXISTING LIMITED PARTNERS


--------------------------------          --------------------------------------
Ed Wayman                                 Louis E. Vogt


--------------------------------          --------------------------------------
Larry Wright                              William T. Hughes, Jr.


--------------------------------          --------------------------------------
James Cote                                Gregory L. Golz


________________________________          PF Funds, Inc.
James Elwood

________________________________          By:___________________________________
Lanny Kalik                                  Name:
                                             Title:


                                          MIG

MIG Development Company, a
Florida corporation


By:_____________________________
    Its:________________________

                            EXISTING GENERAL PARTNERS



--------------------------------
Louis E. Vogt


--------------------------------
William T. Hughes, Jr.


--------------------------------
Gregory L. Golz


--------------------------------
James Cote

                                    EXHIBITS


EXHIBIT A:        AMENDED AND RESTATED  PARTNERSHIP AGREEMENT

EXHIBIT B:        SCHEDULE OF OWNERSHIP INTERESTS IN DEVELOPMENT
                  PARTNERSHIPS

EXHIBIT C:        ORIGINAL HP ADVISORS RESTATED PARTNERSHIP
                  AGREEMENT

EXHIBIT D:        [INTENTIONALLY OMITTED.]

EXHIBIT E:        MIG PRINCIPALS AND INTERESTS

EXHIBIT F:        MIG CHARTER AND BYLAWS

EXHIBIT G:        [INTENTIONALLY OMITTED.]

EXHIBIT H:        GENERAL PARTNER INTEREST PURCHASE AGREEMENT FOR
                  PINES

EXHIBIT H-1       GENERAL PARTNER INTEREST PURCHASE AGREEMENT FOR
                  KIRKMAN

EXHIBIT H-2       GENERAL PARTNER INTEREST PURCHASE AGREEMENT FOR
                  HOLLYWOOD

EXHIBIT I         FORMULA FOR DETERMINATION OF CAPITAL ACCOUNT
                  BALANCE AND UNIT VALUATIONS FOR HOLLYWOOD
                  PARTNERSHIP

EXHIBIT I-1       FORMULA FOR DETERMINATION OF CAPITAL ACCOUNT
                  BALANCE AND UNIT VALUATIONS FOR KIRKMAN
                  PARTNERSHIP

EXHIBIT I-2       FORMULA FOR DETERMINATION OF AERC UNITS
                  RELATING TO AERC'S INITIAL CONTRIBUTION

EXHIBIT I-3       [INTENTIONALLY OMITTED.]

EXHIBIT J         FORMULA FOR DETERMINATION OF CAPITAL ACCOUNT
                  BALANCE AND UNIT VALUATIONS FOR PINES
                  PARTNERSHIP

EXHIBIT J-1       FORMULA FOR DETERMINATION OF AERC UNITS
                  RELATING TO AERC'S SECOND CONTRIBUTION

EXHIBIT J-2       [INTENTIONALLY OMITTED]

EXHIBIT K-1       WAYMAN'S ASSIGNMENT AGREEMENTS
EXHIBIT K-2
EXHIBIT K-3

EXHIBIT L-1       WRIGHT'S ASSIGNMENT AGREEMENTS
EXHIBIT L-2
EXHIBIT L-3

EXHIBIT M-1       COTE'S ASSIGNMENT AGREEMENTS
EXHIBIT M-2
EXHIBIT M-3

EXHIBIT N-1       ELWOOD'S ASSIGNMENT AGREEMENTS
EXHIBIT N-2
EXHIBIT N-3

EXHIBIT O-1       KALIK'S ASSIGNMENT AGREEMENTS
EXHIBIT O-2
EXHIBIT O-3

EXHIBIT P         VOGT'S ASSIGNMENT AGREEMENT

EXHIBIT Q         ALLOCATION OF E UNITS DELIVERED AT THE INITIAL
                  CLOSING

EXHIBIT R         HUGHES' ASSIGNMENT AGREEMENT

EXHIBIT RR        GOLZ'S ASSIGNMENT AGREEMENT

EXHIBIT S         PF FUNDS' ASSIGNMENT AGREEMENT

EXHIBIT T         SCHEDULE OF RECLASSIFICATION OF UNITS PURSUANT TO
                  SECTION 2.19

Contribution and Partnership
Purchase Agreement                                                 EXHIBIT A
                                                                   ---------


                   AMENDED AND RESTATED PARTNERSHIP AGREEMENT

Contribution and Partnership
Purchase Agreement                                                     EXHIBIT B
                                                                       ---------

                       SCHEDULE OF OWNERSHIP INTERESTS IN
                            DEVELOPMENT PARTNERSHIPS


--------------------------------------------------------------------------------------------------------------
                                % Ownership                     % Ownership                   % Ownership
 Name of Partner          Interest in Hollywood              Interest in Kirkman           Interest in Pines *
 ---------------          ---------------------              -------------------           -------------------

Mig Development Co.                 1.00000%                       1.00000%                      1.00000%
Elwood                             26.78205%                      24.75500%                     26.78205%
Kalik                              26.78205%                      24.75500%                     26.78205%
Wayman                             19.53744%                      16.95920%                     19.53744%
Cote                                6.81538%                       5.14250%                      6.81538%
Wright                             19.08308%                      14.39900%                     19.08308%
Vogt                                                               2.53465%
Gutin                                                              2.53465%
Hughes                                                             0.21000%
Golz                                                               0.21000%
PF Funds, Inc.                                                     7.50000%

Total                             100.00000%                     100.00000%                    100.00000%

----------------------------------------------------------------------------------------------------------------



______________________
* Pines percentages may be adjusted as between the persons named here so as to effectuate the provisions of Paragraph 6.2(ii) of the Limited Partnership Agreement of MIG/Pines Development, Ltd.


Contribution and Partnership
Purchase Agreement                                                    EXHIBIT C
                                                                      ---------

               ORIGINAL HP ADVISORS RESTATED PARTNERSHIP AGREEMENT

Contribution and Partnership
Purchase Agreement                                                     EXHIBIT D
                                                                       ---------

                            [INTENTIONALLY OMITTED.]

Contribution and Partnership
Purchase Agreement                                                    EXHIBIT E
                                                                      ---------


                         MIG PRINCIPALS AND INTERESTS

Contribution and Partnership
Purchase Agreement                                                    EXHIBIT F
                                                                      ----------


                             MIG CHARTER AND BYLAWS

Contribution and Partnership
Purchase Agreement                                                   EXHIBIT G
                                                                     ----------


                            [INTENTIONALLY OMITTED.]

Contribution and Partnership
Purchase Agreement                                                    EXHIBIT H
                                                                      ---------


                        GENERAL PARTNER INTEREST PURCHASE
                               AGREEMENT FOR PINES

                                   EXHIBIT H-1

                     PARTNERSHIP INTEREST PURCHASE AGREEMENT
                                      PINES

                             MIG DEVELOPMENT COMPANY


                                       AND


                      ASSOCIATED ESTATES REALTY CORPORATION

                                TABLE OF CONTENTS


                                                                            PAGE

DEFINITIONS................................................................. ii

1.       PURCHASE AND SALE OF PARTNERSHIP INTERESTS.........................  2

2.       CONSIDERATION AND PAYMENT..........................................  2

3.       REPRESENTATIONS AND WARRANTIES OF SELLER...........................  2

4.       REPRESENTATIONS AND WARRANTIES OF BUYER............................ 10

5.       CONSTRUCTION OF THE PROJECT/OPERATIONS PENDING CLOSING............. 11

6.       TITLE AND POSSESSION OF THE PROPERTY............................... 15

7.       CONDITIONS TO CLOSING.............................................. 17

8.       DELIVERIES......................................................... 19

9.       DUE DILIGENCE PERIOD............................................... 21

10.      CLOSING DATE....................................................... 23

11.      PRORATIONS AND CLOSING COSTS....................................... 24

12.      FIRE OR OTHER CASUALTY............................................. 26

13.      CONDEMNATION AND EMINENT DOMAIN.................................... 27

14.      INDEMNIFICATION.................................................... 28

15.      MECHANICS' LIENS................................................... 30

16.      SELLER'S AND BUYER'S REPRESENTATIVES/SUBSTANTIAL COMPLETION........ 30

17.      MISCELLANEOUS...................................................... 32

                                   DEFINITIONS

         This definition section is incorporated into, and made a part of, the Partnership Interests Purchase Agreement by and among MIG Development Company, the Management Team (as defined herein) and Associated Estates Realty Corporation dated as of the date hereof.

A. "ADJUSTMENT DATE" shall mean 11:59 pm of the day preceding the Closing Date.

B. "AGREEMENT" shall mean this Partnership Interest Purchase Agreement, as it may be modified, amended, supplemented or restated from time to time as provided herein.

C. "APPURTENANT RIGHTS" shall mean all rights, privileges, easements and appurtenances appertaining thereto, including, without limitation, all mineral and water rights, rights of way, easements, licenses or other arrangements with respect to properties adjacent thereto.

D. "ADJUSTMENT DATE" shall mean as of midnight of the day preceding the Closing Date.

E. "ASSIGNMENT AGREEMENT" shall have the meaning set forth in Section 8(a)(ii) of this Agreement.

F. "BOOKS AND RECORDS" shall mean all books of account, customer lists, files, papers, and records relating to the Project that are either (i) included on the SCHEDULE REGARDING BOOKS AND RECORDS attached hereto and made a part hereof as EXHIBIT M or (ii) are not included on the Schedule Regarding Books and Records but are nevertheless deemed by Buyer (and Buyer identifies to Seller in writing) or Seller, or both to be relevant to the operation and value of the Project or the Partnership, or both.

G. "BUYER" shall mean Associated Estates Realty Corporation, an Ohio corporation.

H. "BUYER'S REPRESENTATIVE" shall have the meaning set forth in Section 16 of this Agreement.

I. "CLAIM EXPIRATION DATE" shall have the meaning set forth in Section 14 of this Agreement.

J. "CLOSING" shall mean the consummation of the transactions contemplated by this Agreement, including, without limitation, the delivery of the Assignment Agreements and full execution and delivery of any other documents required to be delivered under this Agreement.

K. "CLOSING DATE" shall have the meaning set forth in Section 10 of this Agreement.

L. "CONSTRUCTION DOCUMENTS" shall mean the plans, elevations, floor plans, site plans drawings and specifications for the Project as set forth on EXHIBIT C (which, as the same may be modified, amended or supplemented from time to time by Seller in non-material respects or, with Buyer's approval, which will not be unreasonably withheld or delayed, in material respects, is referred to herein as the "Approved Plans and Specifications") and any documentation relating thereto, any and all "as-built" plans, construction studies, soil tests and reports or other engineering studies, architect contracts, engineering contracts, construction contracts, other written agreements, records, change orders, critical path analysis, permits and certificates of occupancy, construction draw and lien waiver documentation and any other documentation whatsoever relating to construction and development of the Project that Buyer identifies to or requests from Seller in writing.

M. "CONTRIBUTION AGREEMENT" shall have the meaning set forth in the second recital of this Agreement.

N. "DEPOSITS" shall mean all security deposits, pet deposits, application deposits received from tenants, all prepaid rentals under Tenant Leases and any other miscellaneous deposits and prepaid expenses related to the ownership or operation of the Project, which have not been delivered, returned or applied by the Partnership pursuant to the respective Tenant Leases to which they relate.

O. "DISAPPROVED MATTERS" shall have the meaning set forth in Section 16 of this Agreement.

P. "DUE DILIGENCE PERIOD" shall have the meaning set forth in Section 9 of this Agreement.

Q. "EARNEST MONEY DEPOSIT" shall have the meaning set forth in Section 2(a) of this Agreement.

R. "FORCE MAJEURE" shall mean the failure of Seller to perform any obligation hereunder by reason of any act of God, unusual governmental restriction, regulation or control, strike, enemy or hostile governmental action, civil commotion, insurrection, sabotage, fire or other casualty. Force Majeure shall not mean Seller's failure to perform any obligation hereunder due to lack of money or inability to raise capital or borrow for any purpose.

S. "HAZARDOUS MATERIALS" shall mean any and all substances subject to environmental regulation of any type in effect, or which could subject Buyer to environmental liability of any type, including, but not limited to, "hazardous substances," "hazardous waste," "hazardous materials," "pollutants," "contaminants" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, ET SEQ.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, ET SEQ.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 9601, ET SEQ.; the Toxic Substances Control Act, 15 U.S.C. Section 2601, ET SEQ.; "hazardous chemicals" as defined under OSHA's hazard communication standard, 29 C.F.R. ss. 1910.1200; and those substances defined as "hazardous wastes" or as "hazardous substances" under the laws of the State of Florida; and in the regulations adopted, published and/or promulgated pursuant to such laws.

T. "HP" shall mean AERC HP Advisors LP, a Florida limited partnership.

U. "INTANGIBLE RIGHTS" shall mean all of the Seller's or the Partnership's rights under transferable guaranties, warranties, and other intangible rights pertaining to the Project, or any part thereof including, without limitation, all transferable guaranties and warranties relating to the construction of the Project, all transferable rights under architects and construction contracts, including, without limitation, the Construction Documents, any intangible rights relating to Tenant Leases, Project Contracts, Personal Property Leases and the right, if owned by Seller or the Partnership, to use the name "Windsor Pines Apartments" or any derivations thereof at or in connection with the Project, but specifically excluding all rights described or referred to in

Section 17(k) of this Agreement.

V. "LEASING REQUIREMENTS" shall having the meaning set forth in Section 5(e) and Exhibit E.

W. "MANAGEMENT TEAM" shall mean Larry Wright, James A Cote', Louis E. Vogt, Greg
L. Golz and William T. Hughes, Jr.

X. "PARTNERSHIP" shall mean MIG/Pines Development, Ltd., a Florida limited partnership.

Y. "PARTNERSHIP INTEREST" shall have the meaning set forth in the recitals section of this Agreement.

Z. "PERMITS" shall mean all licenses, permits, consents, authorizations, approvals, and certificates of any regulatory, administrative or other governmental agency or body, if any, issued to or held by Seller and related to the ownership or operation of the Property required by law.

AA. "PERMITTED EXCEPTIONS" shall have the meaning set forth in Section 6(a) of this Agreement.

BB. "PERSONAL PROPERTY" shall mean all furnishings, furniture, equipment, supplies, and other personal property owned by Seller, used or usable in connection with the Project and located on or in the Property, including, without limitation, the personal property listed on EXHIBIT B.

CC. "PERSONAL PROPERTY LEASES" shall mean all leases (if any) of equipment, vehicles, and other tangible personal property used by Seller in connection with the ownership and operation of the Property.

DD. "PROPERTY" shall mean that certain parcel of real property on which a 368-unit apartment complex known as Windsor Pines Apartments, is being constructed at Pembroke Pines, Florida, which real property is more fully described on EXHIBIT A attached hereto and made a part hereof, together with all buildings, clubhouses, pools, fixtures, and all personal property identified on EXHIBIT B and other improvements located thereon and therein and all appliances, fixtures, plumbing, incinerators, lighting equipment, radiators, furnaces, boilers, hot water heaters, water systems, and air-conditioning equipment located thereon or therein or attached thereto and all Appurtenant Rights.

EE. "PROJECT" shall mean (a) the Property, (b) the Personal Property; (c) the Permits, (d) the Tenant Leases, (e) the Deposits, (f) the Personal Property Leases, (g) the Project Contracts, (h) the Intangible Rights and (i) the Books and Records.

FF. "PROJECT CONTRACTS" shall mean all maintenance and service contracts, supply contracts, and other agreements, contracts, and contract rights relating to the ownership or operation of the Property, or any part thereof.

GG. "PUNCHLIST HOLDBACK ESCROW" shall mean an amount equal to 150% of the reasonably anticipated amount of the costs relating to the Punchlist Work as described in Section 5(b) and Section 11(h).

HH. "PUNCHLIST WORK" shall mean items commonly known as punchlist items which
(1) do not
materially interfere with the use and occupancy of the Project, and (2) are reasonably expected to be completed within thirty (30) calendar days or such longer reasonable period of time as is acceptable to Buyer.

II. "PURCHASE PRICE" shall have the meaning set forth in Section 2 of this Agreement.

JJ. "SELLER" shall mean MIG Development Company, a Florida corporation.

KK. "SELLER'S REPRESENTATIVE" shall have the meaning set forth in Section 16 of this Agreement.

LL. "SOLID WASTES" shall mean any and all substances subject to environmental regulation of any type in effect or which could subject Buyer to environmental liability of any type, including, but not limited to, "solid wastes" as defined in the Resource Conservation and Recovery Act or under the laws of the State of Florida.

MM. "SUBSTANTIAL COMPLETION" or "SUBSTANTIALLY COMPLETED" shall mean the point at which the construction of the Project has been substantially completed in accordance with the Approved Plans and Specifications and local law and (a) final occupancy permits have been issued in (customary local form) for all of the Project's units and the owner of the Project is legally entitled to permit tenants to occupy all the units in the Project; and (b) the Buyer receives certification, as set forth in Section 16 of this Agreement which confirms that the Project has been substantially completed in accordance with the Approved Plans and Specifications subject only to Punchlist Work items; and, the completed Project complies, in all respects, with the FHAA regulations and Americans with Disabilities Act.

NN. "TENANT LEASES" shall mean all leases, written or oral, and tenancies with tenants with respect to the occupancy of all or any portion of the Property.

OO. "TITLE COMMITMENT" shall have the meaning set forth in Section 6 of this Agreement.

PP. "TITLE COMPANY" shall mean First American Title Insurance Company, Troy Michigan office.

QQ. "TITLE POLICY" shall have the meaning set forth in Section 6 of this Agreement.

                  THIS PARTNERSHIP INTERESTS PURCHASE AGREEMENT (this "Agreement") made as of the _____ day of April, 1998 by and among MIG DEVELOPMENT COMPANY, a Florida corporation ("Seller"), Larry Wright ("Wright"), James A Cote' ("Cote'"), Louis E. Vogt ("Vogt"), Greg L. Golz ("Golz") and William T. Hughes, Jr. ("Hughes"; Wright, Cote', Vogt, Golz and Hughes collectively the "Management Team"), and ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation ("Buyer").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, Seller owns a general partnership interest (the "Partnership Interest") in MIG/Pines Development Ltd., a Florida limited partnership (the "Partnership");

                  WHEREAS, Buyer's affiliate, AERC HP Advisors LP ("HP"), has entered into that certain Contribution and Partnership Interest Agreement with all of the limited partners of the Partnership whereby HP will acquire all of the limited partnership interests in the Partnership (such agreement as modified, amended or restated in accordance with its provisions, the "Contribution Agreement");

                  WHEREAS, the Management Team includes certain limited partners in the Partnership;

                  WHEREAS, upon the closing of the transactions contemplated by this Agreement and the Contribution Agreement, Buyer and HP will collectively own One Hundred Percent (100%) of the partnership interests in the Partnership;

                  WHEREAS, the Partnership is the fee owner of the Project;

                  WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, on the terms and subject to the conditions hereinafter stated, the Partnership Interest;

                  NOW, THEREFORE, for good and valuable consideration received to the full satisfaction of each of them, the parties agree as follows:

         1. PURCHASE AND SALE OF PARTNERSHIP INTEREST. Upon the terms and subject to the conditions set forth herein, Seller agrees to convey, sell, transfer, assign, and deliver to Buyer at the Closing (as hereinafter defined), and Buyer agrees to buy and take from Seller at the Closing, all of Seller's right, title, estate, and interest in and to the Partnership Interest, free and clear in each case of all liens, security interests, and encumbrances whatsoever.

         2. CONSIDERATION AND PAYMENT. The purchase price for the Partnership Interest shall be the amount (expressed in dollars) that is equal to the product of multiplying 0.01 by the Pines Net Exchange Amount (as defined in Paragraph
3.02 of the Contribution Agreement) (the "Purchase Price") payable by Buyer to Seller as follows:

                  (a) Two Thousand Dollars ($2,885) in earnest money to be deposited by Buyer in escrow upon execution of this Agreement in accordance with this Section 2 (the "Earnest Money Deposit"); and

                  (b) The balance of the Purchase Price shall be deposited in escrow by Buyer on or before the Closing Date (defined below) in immediately available funds.

                  Within five (5) business days following the execution of this Agreement, Buyer shall open an escrow account with the Title Company as escrow agent, and deposit the Earnest Money Deposit therein. Buyer shall notify Seller of the opening, the deposit, the number of the escrow, and the employee or employees of the Title Company in charge of the escrow. Each party shall execute such documentation as may be required by the escrow agent, including reasonable standard form escrow conditions. The Earnest Money Deposit shall be deposited in an interest-bearing account as instructed by Buyer and any interest earned shall be added to the Earnest Money Deposit.

         3. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller and the Management Team, jointly and severally, represent and warrant to Buyer that:

                  (a) The Partnership is, and will be at the Closing, a Florida limited partnership duly organized, validly existing and in full force and effect under the laws of the State of Florida The Partnership has, and at the Closing will have, the power and authority to carry on the business for which it has been organized.

                  (b) Seller has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Seller pursuant hereto when delivered will constitute, the legal, valid, and binding obligations of Seller, enforceable against Seller in accordance with their respective terms. The persons executing this Agreement on behalf of Seller, and Seller, are duly authorized to so act, and all requisite corporate action has been taken by Seller to authorize the execution and delivery of this Agreement, the performance by Seller of its obligations hereunder and the consummation of the transactions contemplated hereby.

                  (c) The Partnership, the Project and the conduct by Seller of its business relating thereto, to the best of Seller's and the Management Team's knowledge, are in compliance in all material respects with all applicable laws, ordinances, and regulations of proper public authorities, and Seller has no written notice or knowledge of any material violation, whether actual, claimed or alleged, thereof.

                  (d) To the best of Seller's and the Management Team's knowledge, except for the matters identified in SCHEDULE 3(D) attached hereto and made a part hereof, there is no litigation, proceeding or action pending or threatened against or relating to the Partnership, the Partnership Interest, Seller or the Project which might materially and adversely affect the Partnership, the Partnership Interest, Seller or the Project or which questions the validity of this Agreement or any action taken or to be taken by Seller pursuant hereto.

                  (e) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Seller or the Partnership is a party, subject to any required consents or authorizations of, or notices to, third parties from whom such consents or authorizations will be obtained or to whom notices will be given prior to Closing.

                  (f) To the best of Seller's and the Management Team's knowledge, true, correct, and complete copies of all of the following, or in the case of oral arrangements, written summaries of the same, together with any modifications or amendments thereof, have been or will immediately be available to Buyer after the execution of this Agreement and, in the case of agreements or documents that come into existence after execution hereof, within five (5) days of Seller's or Seller's agents or representatives or consultants receipt of such documentation: (i) all Tenant Leases and a certified rent roll, (ii) all Project Contracts, (iii) all Personal Property Leases and (iv) all writings (including, without limitation, correspondence, notices, pleadings, and memoranda) relating to any potential, threatened, or pending eminent domain or other similar action or proceeding in respect to all or a portion of the Project. To the best of Seller's and the Management Team's knowledge, except as disclosed on SCHEDULE 3(F) attached hereto and made a part hereof, all of the Tenant Leases, Project Contracts and Personal Property Leases are in full force and effect. Neither Seller nor the Management Team has actual knowledge of any action or failure to act by Seller or any other party to any Tenant Lease, Project Contract, Personal Property Lease which, with


                                       -4
         the giving of notice or the passage of time or otherwise, would constitute a default in any material respect or otherwise entitle either party to damages or a right to terminate, and no such other party has given written notice with respect to the condition of the Project or the use or repair of the same or of any alleged material default by Seller under any such Tenant Lease, Project Contract, Personal Property Lease. Seller has no actual knowledge of any material incorrectness in the information, collectively, contained in the documents, instruments or other writings to be delivered or made available to Buyer by Seller in accordance with the provisions of
         Section 9 hereof.

                  (g) All federal, state, and other taxes, assessments, fees and other governmental charges upon Seller or the Partnership with respect to the Project or the business conducted thereon or in connection with the Project which are due and payable have been paid.

                  (h) To the best of Seller's and the Management Team's knowledge, (i) each of the Permits is currently valid and in full force and effect, and (ii) the Permits constitute all licenses, permits, consents, authorizations, approvals, and certificates of any regulatory, administrative or other governmental agency or body necessary to Seller's development, construction, ownership or operation of the Project as an apartment complex. To the best of Seller's and the Management Team's knowledge, neither Seller nor the Project is in violation in any material respect of any of the Permits and there is no pending or, to the knowledge of Seller, threatened proceeding which could result in the revocation or cancellation of, or inability of Seller to renew, any Permit.

                  (i) To the best of Seller's and the Management Team's knowledge, except as disclosed on SCHEDULE 3(I) attached hereto and made a part hereof: The Project is in compliance in all material respects with all applicable federal, state and local laws, ordinances and regulations relating to air, water or noise pollution, or the production, storage, labeling or disposition, or release of Hazardous Materials or Solid Wastes or the health, safety or environmental conditions on, under or about the Project, including, without limitation, soil and groundwater conditions; neither Seller nor the Management Team has actual knowledge that any Hazardous Materials or Solid Wastes have been or are currently on, under or about the Project; and neither Seller nor the Partnership has received any written notice from any governmental agency or private or public entity advising that Seller or the Partnership is responsible for or potentially responsible for response costs or response actions with respect to a release, a threatened release or cleanup of substances produced by, or resulting from, any business, commercial or industrial activities, operations or processes related to the Project or of the Partnership, Seller or predecessors of Seller.

                  (j) The Partnership has no employees.

                 (k) Except as disclosed on SCHEDULE 3(K) attached hereto and made a part hereof, there are no brokerage commissions owing by Seller with respect to any of the Tenant Leases or otherwise relating to the Project which have not been paid and no ongoing commission or leasing fee obligations.

                  (l) Except as set forth on SCHEDULE 3(L) attached hereto and made a part hereof (i) there is no mortgage indebtedness encumbering the Project and (ii) to the best of the Seller's and the Management Team's knowledge, the Partnership has no other material obligations or liabilities to third parties that will not be satisfied at no cost, liability or expense to Buyer on or prior to the Closing Date. Neither Seller nor the Partnership is in default, nor will the entering into of this Agreement by Seller result in a default by Seller or the Partnership, of any of their respective obligations under any loan documents that relate to or encumber the Project.

                  (m) All utilities are or will be available and in place and adequate for the operation of the Project, and the utilities are either located in the public streets adjacent to the Project or are subject to appurtenant easements in favor of Seller.

                  (n) Except for the rights of first refusal contained in the Partnership Agreement (as hereafter defined), which rights have been or will be waived with regard to this matter prior to Closing, no person or entity has an option or right of first refusal to purchase any of the Project or the Partnership Interest.

                  (o) Seller owns the Partnership Interest, free and clear of all mortgages, pledges, liens, security interests, encumbrances, and restrictions of any nature whatsoever.

                  (p) There has been no material adverse financial change from that shown in the most recent financial statements, tax returns or books and records delivered or made available to Buyer by Seller pursuant to Section 3(f), 3(s) and Section 9 hereof and to the best knowledge of Seller and the Management Team, there are no material liabilities, contingent or otherwise, asserted in writing with respect to the Project other than those shown on such financial statements, tax returns, and books and records.

                    (q) Seller and the Management Team do not have actual knowledge, that the information, collectively, that has been, or will be, supplied, delivered or made available to Buyer by Seller or agents of Seller, during the course of Buyer's review of the Project (including, without limitation, all information supplied, delivered or made available to Buyer prior or subsequent to the execution of this Agreement) is, will be, or was at the time such information was or will be supplied, delivered or made available, materially untrue or materially misleading (without warranting the accuracy of any information contained in any documents authorized, created or provided by unaffiliated third parties).

                    (r) The construction of the Project has been approved by the City of Pembroke Pines on the basis of the Approved Plans and Specifications and when constructed will comply in all material respects with all applicable zoning ordinances and regulations and except as set forth on SCHEDULE 3(R) attached hereto and made a part hereof, no variances or conditional use permits have been or will be issued by any governmental body which affect the Project.

                   (s) True and correct copies of all financial books and records relating to the Project and the Partnership (including, but not limited to, a current rent roll certified by Seller) for the current year will be made available upon execution of this Agreement. True and correct copies of the operating statements for the Project for the most recent year to date and any other document or instrument reasonably requested by Buyer shall be delivered to Buyer within three (3) business days following the execution of this Agreement.

                  (t) The Project has been or will be constructed and completed in all material respects in accordance with the Approved Plans and Specifications attached hereto and made a part hereof as EXHIBIT C, in a good and workmanlike manner and in compliance in all material respects with all applicable laws, ordinances, and directives of all governmental or quasi-governmental authorities, and at Closing final certificates of occupancy (or the jurisdictional equivalent of a certificate of occupancy) shall have been issued and be valid for all of the Project's units.

                  (u) True, correct, and complete copies of the Construction Documents together with any modifications or amendments thereof, have been or will immediately be available to Buyer upon the execution of this Agreement and, in the case of agreements or documents that come into existence after execution hereof, within five (5) days after Seller's or Seller's agents or representatives or consultants receipt of such documentation. All of the material contracts relating to the construction of the Project in existence as of the date hereof are in full force and effect. Except as disclosed on SCHEDULE 3(U) attached hereto and made a part hereof, Seller has taken no action or failed to take any action nor has, to Seller's actual knowledge, any other party to any of the Construction Documents taken any action which, with the giving of notice or the passage of time or otherwise, would constitute a default in any material respect or otherwise entitle either party to damages or a right to terminate, and no such other party has given written notice with respect to any alleged material default by Seller or the Partnership under any such material contracts relating to the construction of the Project.

                  (v) True, correct, and complete copies of the partnership agreement of the Partnership (the "Partnership Agreement"), including all modifications and amendments thereof, are attached hereto as EXHIBIT D, and the Partnership Agreement has not been further modified or amended.

                  (w) Upon the Closing, Buyer and HP will own One Hundred Percent (100%) of the partnership interests in the Partnership.

                  (x) The Schedule Regarding Books and Records and the other documents delivered by Seller to Buyer contain all documents in Seller's possession or actually known to Seller relevant to the operation and value of the Project, the Partnership or both and Seller has not failed to disclose to Buyer on (or in the documents referred to in) the Schedule Regarding Books and Records any document in its possession or actually known to Seller that would have a material adverse impact on the Project, the Partnership or both.

                  Notwithstanding any due diligence, investigation or analysis performed by Buyer, the representations and warranties made in this Agreement by Seller shall have the same force and effect as if Buyer undertook no due diligence, investigation or analysis and Seller hereby acknowledges and agrees that the representations and warranties made in this Agreement by Seller shall be unaffected by any such due diligence, investigation or analysis; provided, however, that

Buyer shall not be entitled to recover on any representation or warranty set forth in this Agreement if Buyer's due diligence made Buyer actually aware, prior to Closing, of any matter which is contrary to those representations and warranties, but no such knowledge shall affect the rights of Buyer to decline to close hereunder if any of the Closing conditions under Section 7(a) hereof are not satisfied.

                  Except to the extent of any matters disclosed by Seller on the attachment to EXHIBIT I hereof that will be delivered by Seller to Buyer at Closing, and subject to the provisions of the preceding paragraph (without affecting the right of Buyer to decline to close hereunder if any of the Closing conditions under Section 7(a) hereof are not satisfied), all of the representations and warranties set forth in this Section 3 shall be deemed renewed by Seller on the Closing Date as if made at such time shall survive the Closing for a period of one (1) year, except that the representations and warranties set forth in Section 3(o) of this Agreement shall survive indefinitely.

         4. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller that:

                  (a) Buyer has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Buyer pursuant hereto when delivered will constitute, the legal, valid, and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms.

                  (b) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of

         Articles of Incorporation or Code of Regulations of Buyer or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Buyer is a party.

                  (c) To the best of Buyer's knowledge, there is no litigation, proceeding or action pending or threatened against or relating to Buyer which might materially and adversely affect the ability of Buyer to consummate the transactions contemplated hereby or which questions the validity of this Agreement or any action taken or to be taken by Buyer pursuant hereto.

                  All of the representations and warranties set forth in this
Section 4 shall be deemed renewed by Buyer on the Closing Date as if made at such time and shall survive the Closing for a period of one (1) year.

         5. CONSTRUCTION OF THE PROJECT/OPERATIONS PENDING CLOSING. Seller and the Management Team (solely with respect to Section 5(d) hereof) shall:

                  (a) Complete or cause to be completed the construction of the Project in accordance with the Approved Plans and Specifications and cause such construction to be Substantially Completed on or before October 1, 1998 subject, however, to acts or events of Force Majeure.

                  (b) Cause all Punchlist Work to be completed no later than the earlier of (i) thirty (30) days after Substantial Completion or such longer period as may be acceptable to Buyer as evidenced by written notice thereof to Seller or (ii) the Closing Date. Notwithstanding the foregoing, if despite Seller's having exercised its best efforts, Seller is unable to complete the Punchlist Work within the time frames required above, then, so long as Seller agrees that the Title Company shall hold in escrow the Punchlist Holdback Escrow, Seller shall have an additional thirty (30) days to complete all Punchlist Work.

                  (c) Cooperate and cause the Partnership to cooperate with Buyer and Buyer's agents at all times, including providing Buyer and Buyer's agents with access to the Project during reasonable hours to permit inspections of the Project.

                  (d) Warrant for one (1) year (x) from the date of the issuance of the respective certificates of occupancy for each building at the Project and (y) one (1) year from the Closing Date for the common areas at the Project that each such building and common areas and all other work and materials described in the Approved Plans and Specifications shall have been constructed in a good and workmanlike manner, free from improper workmanship and defective materials, and fit for the use and purpose as an apartment project; correct or cause to be corrected defective materials and work during a period of (a) one (1) year, from the date of the issuance of the respective certificates of occupancy for each building and (b) from the Closing Date with respect to the common areas at the Project, upon written notice thereof (within these respective time frames) to Seller and assign to Buyer all assignable warranties for construction and equipment obtained by the Seller from the contractors, installers or suppliers for the Project.

                  (e) Use good faith and reasonable efforts to lease up or cause the Partnership to lease up the residential suites comprising the Project in accordance with Buyer's credit requirements and minimum rental leasing requirements delineated in EXHIBIT E attached hereto and made a part hereof (collectively the "Leasing Requirements") and in connection therewith employ the form lease set forth on EXHIBIT F attached hereto and made a part hereof, which lease form has been previously approved by Buyer or any other form mutually acceptable to the parties hereto.

                  (f) Operate or cause the Partnership to operate the Project and conduct or cause to be conducted its business in the regular and ordinary course, consistent with the

         Construction Documents (to the extent applicable) and the Leasing Requirements, and exercise reasonable efforts to preserve intact the operation of the Project.

                  (g) Maintain or cause the Partnership to maintain the Project in good condition and repair and otherwise in accordance with the Construction Documents (to the extent applicable) and the Tenant Leases.

                  (h) Not permit or cause the Partnership to remove, sell, mortgage, pledge or otherwise encumber or dispose of any portion of the Project, except in the ordinary course of business and with the prior written consent of Buyer. Buyer acknowledges that the Project is currently encumbered by two construction loans.

                  (i) Continue or cause the Partnership to continue to maintain all insurance on the Project covering the risks and in the amounts of coverage in effect on the date hereof as increased to cover all new construction.

                  (j) Duly observe and perform or cause the Partnership to duly observe and perform all material terms, conditions, and requirements of the Tenant Leases, the Project Contracts, the Personal Property Leases, and (to the extent applicable) Construction Documents and not knowingly do any act or omit to do any act, or permit any act or omission to act, which will, upon the occurrence thereof or with the passage of time, cause a material breach or material default under any Tenant Lease, Project Contract, Personal Property Lease, or (to the extent applicable) Construction Document.

                  (k) Not permit or cause the Partnership, without the Buyer's prior written consent which shall not be unreasonably withheld, conditioned or delayed to (i) renew, amend or extend any Project Contract or Personal Property Lease, (ii) incur any new mortgage indebtedness or other material indebtedness relating to the Project (but they may be permitted to increase the amount of indebtedness outstanding under presently existing loan or credit agreements as necessary to complete construction), or
         (iii) enter into or renew any contract or agreement pertaining to any portion of the Project (other than Tenant Leases entered into in the ordinary course of business as contemplated by this Agreement) unless such contract or agreement can be terminated at will by Buyer without obligation after the Closing.

                  (l) Not cause or permit the Partnership to take, agree to take or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of the business of Seller, or otherwise, which would be in breach of any of the terms or provisions of this Agreement or which would cause any representation and warranty of Seller contained herein to be or become untrue.

                  (m) Use its reasonable efforts to obtain all necessary consents and authorizations of third parties to the performance by Seller of its obligations hereunder and the consummation of the transactions contemplated hereby.

                  (n) Effective as of the Closing Date, cause any management contract relating to the Project to be terminated, unless otherwise expressly instructed by Buyer to Seller, through written notice to Seller.

                  (o) Obtain final zoning approval from all applicable governmental authorities for the construction and operation of the Project as contemplated hereby, without any variances or conditional use permits, except as may be set forth on SCHEDULE 3(R).

                  (p) Notify Buyer's Representative as required by Section 16 of this Agreement upon Substantial Completion of the Project.

                  (q) Upon the lease-up of eighty percent (80%) of the apartment units at the Project, deliver to Buyer, in form and substance reasonably acceptable to Buyer, a rent roll confirming that eighty percent (80%) of the Project has been leased in accordance with the Leasing Requirements.

                  (r) Not transfer, pledge, encumber, convey, devise or sell the Partnership Interest.

                  (s) Deliver to Buyer, for Buyer's approval, such approval to not be unreasonably withheld or delayed, any and all proposed material changes or material modifications to the Approved Plans and Specifications.

         6. TITLE AND POSSESSION OF THE PROPERTY.

                  (a) It shall be a condition to Buyer's obligation to close hereunder that the Title Company deliver at Closing to Buyer (for the benefit of the Partnership) an ALTA owner's policy of title insurance, 1970 Form B (rev. 10-17-70 and 10-17-84) or other rated form acceptable to Buyer, with the standard exceptions deleted, subject to rights of tenants under the Tenant Leases, and with such endorsements as Buyer may reasonably require, including, without limitation, non-imputation and fairways endorsements, in the amount of $37,028,000 (the "Title Policy") issued by the Title Company, as assurance that upon the Closing, the Partnership holds and will hold good, valid, and marketable title in fee simple absolute to the Property including all rights, privileges, and easements appurtenant to the Property free and clear of all encumbrances whatsoever, except as follows (collectively, the "Permitted Exceptions):

                             (i) zoning ordinances and regulations; provided the
                  same do not interfere with the use of the Property as an apartment complex;

                            (ii) general real estate taxes which are a lien but
                  are not past due or delinquent at the Closing Date;

                           (iii) rights of tenants under Tenant Leases; and

                            (iv) such easements, covenants, conditions,
                  reservations, and restrictions of record disclosed to and approved by Buyer, in writing, unless otherwise waived or deemed waived by Buyer as hereinafter provided.

                  (b) Seller represents, warrants, and covenants to Buyer that upon the Closing Date the Partnership will have complete possession of the Property, subject only to the interests of the tenants under the Tenant Leases.

                  (c) Buyer shall obtain, as promptly as reasonably practicable after the execution of this Agreement a current commitment issued by the Title Company to issue the Title Policy (the "Title Commitment") with copies of all instruments referred to as exceptions or conditions in the Title Commitment, setting forth all real estate taxes and special assessments, the state of record title to the Property and all exceptions to, or encumbrances upon, title to the Property which would appear in the Title Policy. Buyer shall have until the end of the Due Diligence Period (as defined in Section 9 of this Agreement) to review such items and to give notice to Seller of such objections as Buyer may have to any matters set forth in the Title Commitment or survey. Seller understands and agrees that prior to the expiration of the Due Diligence Period, Buyer may deliver to Seller an objection letter or objection letters at any time during the Due Diligence Period and Seller agrees that any such delivery or deliveries shall not be construed in any way to limit or restrict Buyer's right to deliver additional objections to Seller at any time during Due Diligence Period. If Buyer timely (i.e during the Due Diligence Period) objects to any special assessments, defects or encumbrances, Seller shall have until the end of the Due Diligence Period to have such exceptions cured, either by the removal of such exceptions or by the procurement of title insurance endorsements or other resolution satisfactory to Buyer providing coverage against loss or damage as a result of such exceptions. If Seller shall not cure such defects or encumbrances to Buyer's satisfaction by the end of the Due Diligence Period, Buyer, at its option, may (i) terminate this Agreement upon written notice of termination to Seller in accordance with Section 9 of this Agreement, in which event neither party shall thereafter have any liability to the other (except as to matters which, under any other provision of this Agreement are expressly stated to survive a termination of this Agreement), and all funds previously paid or deposited by Buyer, including all accrued interest, shall be returned to Buyer, or (ii) waive its objection to the defects or encumbrances and proceed to the Closing in which event all such waived defects or encumbrances shall be deemed to be Permitted Exceptions hereunder. Notwithstanding the above, any defects in the nature of (i) consensual liens affirmatively granted by Seller, (ii) mechanics' liens, (iii) judgement liens or (iv) non- consensual liens (other than mechanics' or judgement liens) which do not exceed Twenty Five Thousand Dollars ($25,000) in the aggregate, that can be released by payment of the underlying obligation, shall be removed, bonded or title insured over by Seller and if not so removed, bonded or title insured over by the Closing then such amount shall be charged against the capital accounts of the Limited Partners (as defined in the Contribution Agreement) all as more fully provided in Section 11(g) hereof. Buyer shall conclusively be deemed to have waived all objections to any title or survey defect, encumbrance or exception reflected or referenced in the Title Commitment or survey as to which Buyer fails to deliver to Seller a written objection by the end of the Due Diligence Period, and all such matters shall thereafter be deemed to be Permitted Exceptions for purposes of this Agreement.

         7. CONDITIONS TO CLOSING.

                  (a) Subject to the provisions of Sections 12 and 13, Buyer's obligations under this Agreement are expressly conditioned upon the satisfaction of the following conditions:

                           (i) the representations and warranties of Seller set
                  forth in Section 3 hereof shall have been true and correct in all material respects when made and true and correct in all material respects as of the Closing and Seller shall have complied in all material respects with all covenants as set forth in Section 5 herein and shall have otherwise performed all of its obligations hereunder, in all material respects;

                           (ii) all required consents to or authorization of the
                  performance by Seller of its obligations hereunder and the consummation of the transaction contemplated hereby shall have been obtained;

                           (iii) Seller shall have delivered the items required
                  to be delivered to Buyer pursuant to Section 8 hereof and delivered or made available all other material items and information required by this Agreement in accordance with the terms of this Agreement;

                           (iv) Buyer shall have notified Seller pursuant to
                  Section 9 herein that Buyer has elected to proceed with the transactions contemplated by this Agreement;

                           (v) the financial and physical condition of the
                  Project, with the exception of ongoing construction as contemplated hereby, shall not have changed in any material adverse respect from the condition in existence or reflected by writings produced during the Due Diligence Period (as hereinafter defined);

                           (vi) Seller shall have arranged without any cost or
                  liability to Buyer for the termination, effective not later than the Closing, of any management contract of any property manager relating to the Project.

                           (vii) Seller, at its own cost and expense, shall
                  have: (A) Substantially Completed the Project in conformity and in accordance with the Approved Plans and Specifications and (B) completed all Punchlist Work or, if such Punchlist Work has not been completed prior to the Closing, established an escrow account with the Title Company in the amount of the Punchlist Holdback Escrow;

                           (viii) the transactions contemplated by the Second
                  Closing (as defined in the Contribution Agreement) shall have closed substantially simultaneously with the Closing of this transaction;

                           (ix) the transactions contemplated by that certain
                  Agreement and Plan of Merger by and among Buyer, MIG Realty Advisors, Inc. and certain shareholders of MIG Realty Advisors, Inc. shall have closed;

                           (x) Seller shall have leased at least eighty percent
                  (80%) of the units at the Project (which units shall be occupied) in accordance with the Leasing Requirements or, as to leases entered into before this Agreement is fully executed and delivered in accordance with Seller's current leasing standards, and Seller shall have delivered the certification required by Section 5(q) of this Agreement;

                           (xi) the Title Company shall be ready, willing and
                  able to issue the Title Policy to the Partnership in accordance with the provisions of Section 6 hereof;

                           (xiii) on or before the Closing, Wright, Cote', Lanny
                  M. Kalik, James C. Elwood and Edwin B. Wayman shall have each executed and delivered the guaranty in the form attached hereto and made a part hereof as EXHIBIT K; and

                           (xiv) other than trade payables not past due or
                  delinquent, all of the
                  liabilities referenced on SCHEDULE 3(L) shall have been paid in full by Seller on or before the Closing Date at no cost, liability or expense to Buyer.

                  (b) Subject to the provisions of Sections 12 and 13 hereof, Seller's obligations under this Agreement are expressly conditioned upon the occurrence of the following events:

                           (i) the representations and warranties of Buyer set
                  forth in Section 4 hereof shall have been true and correct in all material respects when made and true and correct in all material respects as of the Closing Date and Buyer shall have otherwise performed all of its obligations hereunder, in all material respects;

                           (ii) Buyer shall have delivered the items required to
                  be delivered to Seller pursuant to Section 8(b) hereof;

                           (iii) the transactions contemplated by the Second
                  Closing (as defined in the Contribution Agreement) shall have closed prior to or substantially simultaneously with the Closing of this transaction;

                           (iv) the transactions contemplated by that certain
                  Agreement and Plan of Merger by and among Buyer, MIG Realty Advisors, Inc. and certain shareholders of MIG Realty Advisors, Inc. shall have closed; and

                           (v) All consents to or authorization of the
                  performance by Buyer of its obligations hereunder and the consummation of the transaction contemplated hereby shall have been obtained.

         8. DELIVERIES.

                  (a) Seller shall deliver the following to Buyer at or prior to the Closing:

                           (i) duly executed resolutions adopted by the Board of
                  Directors of Seller authorizing the execution and delivery of this Agreement by Seller, the performance by Seller of its obligations hereunder and the consummation of the transactions contemplated hereby, in such form as Buyer deems necessary or desirable, in its discretion reasonably exercised;

                           (ii) an Assignment and Assumption of Partnership
                  Interest from Seller, in the form of EXHIBIT G attached hereto and made a part hereof, conveying, selling, transferring, assigning, and delivering to Buyer good and valid title to the Partnership Interest, free and clear of all mortgages, pledges, liens, security interests, encumbrances, and restrictions (the "Assignment Agreement");

                           (iii) such confirmation of authorization,
                  organization, valid existence, and
                  good standing, including legal opinions as Buyer may reasonably request;

                           (iv) the Books and Records, all of which may
                  alternatively be delivered to Buyer at the Project at or prior to the Closing together with a Letter Regarding Books and Records in the form of EXHIBIT H attached hereto and made a part hereof;

                           (v) any affidavit required by the Title Company to
                  remove the standard printed exceptions from the Title Policy;

                           (vi) if not already delivered to Buyer, the originals
                  of all certificates of occupancy for all buildings at the Project;

                           (vii) the originals of all Tenant Leases, Personal
                  Property Leases, Project Contracts, Construction Documents, and Permits, together with all amendments and any attachments and supplements thereof, all of which may alternatively be delivered to Buyer at the Project upon or prior to the Closing;

                           (ix) such other documents and instruments as may be
                  required by any other provision of this Agreement or as may reasonably be required to give effect to the terms and intent of this Agreement;

                           (x) settlement statements agreed to by Buyer and
                  Seller and executed by Seller;

                           (xi) signed escrow instructions, reasonably
                  satisfactory to the Title Company and Buyer, in form and substance sufficient to carry out the Closing;

                           (xii) a certificate of Seller in the form of EXHIBIT
                  I attached hereto and made a part hereof;

                           (xiii) documentation reasonably acceptable to Buyer
                  confirming the termination of any management agreement relating to the Project;

                           (xiv) a rent roll that is certified as true and
                  correct as of the Closing Date;

                           (xv) such other or further documentation as Buyer may
                  reasonably request at any time or from time to time in order:
                  (A) to convey, vest, confirm or evidence Seller's title to the Partnership Interest intended to be conveyed, sold, transferred, assigned, and delivered to Buyer under this Agreement; or (B) to vest, confirm or evidence title to all or part of the Property being in the name of the Partnership; and

                           (xvi) a copy of any appraisals of the Project
                  obtained by Seller.

                  (b) Buyer shall deliver the balance of the Purchase Price to or for the benefit of Seller through escrow on or prior to the Closing Date together with the following:

                           (i) settlement statements agreed to by Seller and
                  executed by Buyer;

                           (ii) signed escrow instructions, reasonably
                  satisfactory to the Title Company, in form and substance sufficient to carry out the Closing;

                           (iii) a certificate of Buyer in the form of EXHIBIT J
                  attached hereto and made a part hereof; and

                           (iv) such other documents and instruments as may be
                  required by any other provision of this Agreement or as may reasonably be required to give effect to the terms and intent of this Agreement.

         9. DUE DILIGENCE PERIOD. For a period commencing on the date of this Agreement and ending on May 7, 1998 (the "Due Diligence Period"), Buyer shall be permitted to conduct a complete physical inspection of the Project, complete due diligence on the Project and review all materials to be provided by Seller to Buyer hereunder or otherwise reasonably requested. Without limiting the foregoing, Buyer or its representative shall have the right to conduct an audit of the financial records relating to the Project and the Partnership. Seller shall grant reasonable access to Buyer and its representatives to the Project for the purpose of examining, inspecting or determining the condition of any part or all of the Project or records or information relating thereto (excluding internal reports expressing opinions concerning the value of the Project). Seller shall have the right to coordinate and accompany Buyer on any of such inspections. Any and all inspections, examinations, analyses and audits deemed necessary by Buyer shall be performed at Buyer's expense and shall not physically damage the Project. Buyer shall promptly and completely repair and restore any and all damage to the Project that may be caused by, or may occur in connection with or as a result of, any inspection, investigation, audit, test or visit to the Property by Buyer, its employees, and authorized agents and consultants. Buyer shall indemnify, protect, defend and hold Seller and its agents, employees and representatives harmless from and against any and all loss, cost, claim, liability, damage or expense (including, without limitation, attorneys' fees and expenses) arising out of physical damages or injuries to persons or property caused by Buyer's inspections, investigations, audits, tests or visits to the Project. Buyer's restoration and indemnification obligations set forth in this Section shall survive the Closing or termination of this Agreement. At Buyer's request, Seller shall promptly after the execution of this Agreement, deliver to Buyer or make available for inspection and copying to Buyer the following, if in Seller's possession or control:

                  (a) a copy of the most recent "Phase I Environmental Assessment" of the Property (if any), and any other written information concerning the environmental condition of the Project, including wetlands delineations, as Buyer may reasonably request and any authorizations reasonably necessary for Buyer, at Buyer's expense, to update such assessment or information, or reasonably necessary for Buyer, at Buyer's expense, or its agents to independently assess the environmental condition of the Property;

                  (b) a copy of Seller's most recent complete boundary survey of the Project (Buyer shall be entitled to receive and approve as set forth herein an updated and upgraded survey as reasonably required by Buyer);

                  (c) true and correct copies of the Books and Records, Tenants Leases, Personal Property Leases, Project Contracts and any other document, instrument or other writing relating to the Project (but not internal expressions or opinions concerning the value of the Project or the operation thereof, any personal information relating to the principals of Seller or matters that do not relate to the Project) as Buyer may reasonably request;

                  (d) a listing of all individuals, if any, who work either on a full or part time basis at the Project and all such individuals' positions and salaries regardless of who such individuals are employed by; and

                  (e) true and correct copies of all documents and instruments relating to any mortgage indebtedness.

                  Without limiting the rights accorded to Buyer pursuant to
Section 7 hereof, at any time during or at the end of the Due Diligence Period, Buyer, in Buyer's sole discretion, may terminate this Agreement (by giving notice of such termination to Seller). Buyer shall notify Seller in writing either during or at the end of the Due Diligence Period with respect to whether or not Buyer elects to proceed with the transactions contemplated by this Agreement. If Buyer's written notice to Seller indicates that Buyer has elected to proceed with the transactions contemplated by this Agreement then the parties shall, subject to the satisfaction of the conditions set forth herein, proceed to the Closing. If Buyer's written notice to Seller indicates that Buyer has elected not to proceed with the transactions contemplated by this Agreement then this Agreement shall terminate and the Earnest Money Deposit shall be returned to Buyer. Upon termination of this Agreement by Buyer pursuant to this Section 9, neither party shall thereafter be under any further liability or obligation to the other, except as to matters which this Agreement expressly states are to survive a termination of this Agreement.

         10. CLOSING DATE. Unless the parties otherwise agree in writing, the Closing shall occur, subject to the conditions set forth in Section 7 of this Agreement, on a date designated by Buyer in writing, which date shall not be earlier than seven (7) days before or later than thirty (30) days after the date upon which (a) the Project is Substantially Completed and (b) Seller has delivered to Buyer its certificate to the effect that Seller has entered into fully executed leases for eighty percent (80%) of the apartment units at the Project and eighty percent (80%) of such units shall be occupied in accordance with the Leasing Requirements (the "Closing Date").

                  If Buyer fails to close hereunder even though all conditions to its obligations hereunder have been satisfied, or if Buyer otherwise is in default of any of its material obligations under this Agreement, Seller may, so long as Seller is not in default of any of its material obligations under this Agreement, terminate this Agreement by providing written notice to Buyer, in which case Seller shall receive the Earnest Money as liquidated damages and neither party shall thereafter be under any further liability to the other except for Buyer's obligation to repair damage as set forth in Section 9 above.

                  Buyer shall have the right to terminate this Agreement at any time after the Due Diligence Period by providing written notice to Seller. Notwithstanding anything in this Agreement to the contrary, in the event that Buyer terminates this Agreement after the Due Diligence Period, other than by reason of a right afforded Buyer under the terms and provisions hereunder and Seller has otherwise timely and fully complied with all of its obligations hereunder, Seller shall receive the Earnest Money Deposit as liquidated damages and neither party shall thereafter be under any further liability to the other, except for Buyer's obligation to repair damage as set forth in Section 9 above.

         11. PRORATIONS AND CLOSING COSTS. All prorations, adjustments and final readings shall be made, unless otherwise mutually agreed to by the parties, on the Adjustment Date, by the Title Company based on information provided by the parties, as follows:

                  (a) Payments under any Project Contracts or Personal Property Leases and fees for any transferable licenses and permits shall be prorated;

                  (b) General Real Estate taxes shall be prorated, using for such purpose the rate and valuation shown on the last available tax duplicate, but subject to further adjustment as provided below. If any real estate taxes prorated at Closing or assessments paid by Seller (as set forth below) are later increased for any reason whatsoever, including, without limitation, the real estate taxes and assessments shown on the later issued actual tax duplicate being greater than those shown on the tax duplicate available at Closing or because of any additions or corrections to the tax duplicate assessed by reason of Buyer's acquisition of the Project, then Seller shall promptly pay all such increases allocable to the period prior to the Closing Date and Seller shall protect, indemnify, defend, and hold Buyer harmless from and against all such real estate tax and assessment increases, which obligations on the part of the Seller and shall survive the Closing. Any special assessment which is a lien on the Project at Closing shall be paid by Seller without proration.

                  (c) Collected rents shall be prorated based upon the total rent roll payable for the month in which the Closing occurs. In the event that any tenant, who as of the Closing is delinquent in the rental payments due Seller, delivers to Buyer a rent check in an amount in excess of the rent due Buyer for the month for which such check is delivered, Buyer shall allocate such excess first to pay reasonable outside collection costs, if any, then to pay rents which become due after the Closing and are currently due and owing as of the date such payment is received, then pay remaining funds to Seller for any rents delinquent prior to the Closing; provided, however, in no event shall Buyer be obligated to collect delinquent rents on Seller's behalf;

                  (d) Final readings and final billings for utilities shall be made as of the Adjustment Date. Seller shall pay all outstanding amounts due as of such time, or such amounts shall be credited to Buyer at the Closing. Seller shall assign to Buyer all of its right, title and interest in and to any utility and other similar deposits and Seller shall receive a credit for all such deposits. If final readings and billings cannot be obtained prior to the Closing, the final bills, when received, shall be prorated as of the Adjustment Date and the Title Company shall hold in escrow an amount equal to 150% of the reasonably anticipated amount of such billings, based upon the most recent available billings for similar periods until the Title Company shall have received notice of payment of such bills, at which time any remaining amount being withheld for such purpose shall be distributed to the Seller;

                  (e) All salaries, benefits, and payroll taxes for all employees hired by Buyer shall be prorated;

                  (f) Seller shall assign to Buyer or Buyer's affiliate (as directed by Buyer) at the Closing an amount equal to all Deposits which Seller received under the Tenant Leases and which Seller has not returned or applied in accordance with the provision of Tenant Leases; and

                  (g) Except with respect to attorney's fees as discussed below, all closing costs relating to this transaction, including, (i) any escrow fee at the Closing, (ii) the cost of a new or upgraded or updated survey of the Property and (iii) the cost of the Title Policy together with all endorsements attached thereto shall be paid by Buyer, but such payments shall be charged against the capital accounts of the Limited Partner's (as defined in the Contribution Agreement) pursuant to the Contribution Agreement. Additionally, any prorations that Buyer may receive under this Section 11 that would otherwise be credited against the balance of the Purchase Price shall instead be charged against the capital accounts of the Limited Partners as provided above. Each party shall pay its own attorneys' fees.

                  (h) In the event that there is a Punchlist Holdback Escrow, Seller shall deliver to the Title Company to hold in escrow an amount equal to 125% of the reasonably anticipated amount of such Punchlist Holdback Escrow, until the Title Company shall have received notice from Buyer and Seller of completion of the Punchlist Work and assurances of payment of such bills relating to the Punchlist Holdback Escrow, at which time any remaining amount being withheld for such purpose shall be distributed to the Seller.

12. FIRE OR OTHER CASUALTY. Seller agrees to promptly advise Buyer in writing of any material damage to the Project. If all or any substantial portion of the Project (i.e. 10% or more of the value) shall, prior to the Closing, be damaged or destroyed by fire or any other cause, and such damage shall not have been repaired or reconstructed prior to the Closing in a good and workmanlike manner to the reasonable satisfaction of Buyer, Buyer may, at Buyer's option: (a) remain obligated to perform this Agreement and receive all insurance proceeds received by or payable to Seller as a result of such damage or destruction plus an amount equal to any insurance policy deductible; or (b) by written notice of termination given to Seller not later than thirty
(30) days after Seller provides Buyer with written notice of such damage or destruction, terminate this Agreement and receive any documents, instruments and funds previously deposited or paid including the Earnest Money Deposit (together with all interest earned thereon). If an unsubstantial portion of the Project (i.e. 10% or less of the value) shall, prior to the Closing, be damaged or destroyed by fire or any other cause and such damage shall not have been repaired or reconstructed prior to the Closing in a good and workmanlike manner to the reasonable satisfaction of Buyer, then Buyer shall be obligated to proceed to close the transaction contemplated hereby, but shall receive from Seller, on the Closing Date, an assignment of proceeds of the insurance payable under Seller's insurance policy plus an amount equal to any insurance policy deductible. Upon termination of this Agreement by Buyer pursuant to this Section 12, neither party shall thereafter be under any further liability to the other, except as otherwise expressly set forth in this Agreement.

         13. CONDEMNATION AND EMINENT DOMAIN. If, prior to the Closing Date, all or any portion of the Project shall be subjected to a taking, either total or partial, by eminent domain, condemnation, or for any public or quasi-public use, Buyer shall have the right to either (a) terminate this Agreement by giving written notice of termination to Seller, in which event all funds and documents deposited by Buyer and Seller shall be refunded or returned to the depositing party and neither party shall thereafter be under any further liability to the other and Buyer shall receive the Earnest Money Deposit, or (b) proceed to close this transaction in which event Seller shall assign to Buyer all proceeds resulting from such taking. Seller and Buyer each agree to forward promptly to the other any notice of intent received pertaining to a taking of all or a portion of the Project by way of condemnation, eminent domain or similar procedure for a taking of the Project in connection with any public or quasi-public use.

         14. INDEMNIFICATION.

                  (a) Buyer shall fully indemnify and hold Seller and its officers, directors, representatives, successors, and assigns harmless from and against any and all claims, demands, losses, liabilities, damages, and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Buyer to perform in any material respect any of its obligations hereunder, (ii) any material breach or inaccuracy of any representation or warranty of Buyer hereunder or (iii) the ownership of the Project or the Partnership Interest if that claim, demand, loss, liability, damage or expense first arises, accrues or exists from and after the Closing (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation or warranty or breach of any covenant made by Seller hereunder)

                  (b) Subject to the limitations set forth in Section 14(c) below, Seller and the Management Team, jointly and severally, shall fully indemnify Buyer and hold Buyer, its officers, directors, successors, and assigns harmless from and against any and all claims, demands, losses, liabilities, damages, and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Seller or the Management Team to perform in any material respect any of its obligations hereunder, (ii) the material inaccuracy of any representation or warranty made by Seller or the Management Team hereunder, or (iii) the ownership of the Project or the Partnership Interest if that claim, demand, loss, liability, damage or expense arose, accrued or existed prior to the Closing (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation or warranty or breach of any covenant made by Buyer hereunder).

                  (c) Notwithstanding anything to the contrary contained in this Agreement or the Contribution Agreement, (i) Seller's liability under this Agreement (taken together with Seller's liability under the Contribution Agreement relating to the same matters) shall be limited to an amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate and (ii) each member of the Management Team's liability under this Agreement and the Contribution Agreement shall be limited to an amount equal to the total compensation received by each such member of the Management Team under this Agreement and the Contribution Agreement which amounts are set forth on EXHIBIT L attached hereto and made a part hereof. Each member of the Management Team shall have the option of satisfying any indemnification obligation owed to Buyer hereunder either (i) by satisfying such obligation in cash (such cash payment to be delivered by certified check or wire transfer in immediately available funds) or (ii) subject to the limitations described in this Section 14(c) below, by delivering and assigning to Buyer all of such member's respective right, title and interest in and to such of the limited partnership units in HP having a value (set for these purposes, as such units' value on the Closing
         Date) equal to the amount that it receives pursuant to the terms of the Contribution Agreement. The right to elect to exercise option (ii) above in connection with the satisfaction of any indemnification obligation owed to Buyer may be exercised only with respect to such limited partnership units owned by such member that can be assigned and delivered to Buyer free and clear of all liens, pledges, restrictions and encumbrances whatsoever. Each member of the Management Team acknowledges and agrees that Buyer shall have no obligation to accept the assignment and delivery of any limited partnership units contemplated by option (ii) above unless and until the member or members of the Management Team (as the case may

         be) seeking to exercise the rights provided in option (ii) deliver to Buyer (x) a certificate representing and warranting that such member owns those of his respective limited partnership units in HP being tendered free and clear of all liens, pledges, restrictions and encumbrances whatsoever and (y) uniform commercial code searches of all applicable jurisdictions reasonably requested by Buyer that show no encumbrances on such member's limited partnership units in HP.

                  (d) Except for any claim relating to a breach of any representation and warranty set forth in Section 3(o) of this Agreement, any claim for indemnification under clause (ii) of Section 14(a) or Section 14(b) must be asserted in writing and with specificity by the date (the "Claim Expiration Date") that is three hundred sixty five (365) days after the Closing Date, and any and all claims not so asserted by the applicable Claim Expiration Date shall automatically expire and be deemed to have been forever waived, released and of no force or effect.


         15. MECHANICS' LIENS. Seller shall hold Buyer harmless from and against any and all costs, damages, and expenses incurred by Buyer, directly or indirectly as the owner of the Project, including reasonable attorneys' fees, as a result of the filing against the Project of any mechanics' lien by any person or entity claiming to have performed work on the Project or supplied materials for the Project prior to the Closing pursuant to authorization from Seller or the agents or employees of Seller or in connection with the Punchlist Work (if any). Seller and Buyer each agree to give the other notice of any such lien promptly after obtaining knowledge thereof. Notwithstanding the foregoing, if any such liens are not discharged of record or bonded or title insured over by the Closing Date, Buyer shall have the right to pay the full amount of any such liens to the lien claimants, and Seller on demand shall reimburse Buyer for any such payments.

         16.      SELLER'S AND BUYER'S REPRESENTATIVES/SUBSTANTIAL COMPLETION.

                  (a) Seller and Buyer shall meet on at least a monthly basis to discuss all matters pertaining to the Project. Seller will report on all construction activities, the construction schedule, change orders and other requested changes to any Construction Document, lease form or other document for which Buyer's approval is required by any other provision of this Agreement. The Approved Plans and Specifications together with any material contracts relating to the construction of the Project shall not be materially amended or modified without the prior written approval of Buyer as more fully provided in Section 5(s) of this Agreement, but Seller may, without Buyer's approval or consent, make or consent to any changes and modifications thereof which are not material, and all of such changes and modifications shall be deemed to be part of and included in, the "Approved Plans and Specifications" for all purposes. Seller will report to Buyer on all management and operating activities, including presenting to Buyer all new or modified Tenant Leases that have been entered into in accordance with the Leasing Requirements, new or modified Project Contracts (as permitted under Section 5(k) hereof) and new or modified Personal Property Leases (as permitted under Section 5(k) hereof) for the Project. Seller and Buyer will be available on a more frequent basis as is reasonably required for the needs of the construction, leasing and operation of the Project. All such meetings will be held at the Project or Seller's office unless Seller and Buyer agree otherwise.

                  (b) When Seller believes that the Project has been Substantially Completed, Seller shall deliver to Buyer, an architect's certificate in customary form confirming that the Project has been Substantially Completed in accordance with the Construction Documents subject only to Punchlist Work together with the following: (i) final occupancy certificates for all of the Project's units in customary local form; (ii) documentation from the architect and such other persons as reasonably requested by Buyer confirming that the Project has been Substantially Completed, (iii) an architect's certificate or other documentation acceptable to Buyer confirming that the completed Project complies with the FHAA regulations and Americans with Disabilities Act. Within a reasonable time, but in no event more than fifteen (15) days after Buyer's receipt of all of the above documents, Buyer shall notify Seller with respect to whether or not Buyer accepts Seller's conclusion that the Project has been Substantially Completed. The notice shall include a list of Punchlist Work, if any, to be completed in accordance with Section 5(b) of this Agreement. If Buyer accepts Seller's conclusion that the Project has been Substantially Completed, then subject to the conditions set forth in Paragraph 7 of this Agreement, the parties shall proceed to the Closing. If Buyer concludes that the Project has not been substantially Completed, then the notice delivered by Buyer shall indicate the reasons behind Buyer's conclusion that the Project has not been Substantially Completed, but Buyer's conclusion will not be conclusive or binding on Seller.

         17. MISCELLANEOUS.

                  (a) This Agreement, including the Exhibits attached hereto, shall be deemed to contain all of the terms and conditions agreed upon with respect to the subject matter hereof, it being understood that there are no outside representations or oral agreements. All of the Exhibits referred and attached to this Agreement are an integral part of this Agreement and are incorporated herein by reference.

                  (b) Unless otherwise expressly required or permitted by the terms of this Agreement, any notice required or permitted to be given hereunder by the parties shall be delivered personally, by nationally recognized overnight courier, or served by certified or registered mail or facsimile to the parties at the addresses and facsimile numbers set forth below, unless different addresses or facsimile numbers are given by one party to the other:

                  AS TO SELLER:
                  -------------

                           MIG DEVELOPMENT COMPANY
                           Attn: Larry Wright
                           250 Australian Avenue, South, Suite 400
                           West Palm Beach, Florida 33401
                           Phone (561) 820-1300
                           Fax   (561) 832-1622

                  WITH A COPIES TO:
                  -----------------

                           MAYER, BROWN & PLATT
                           Attn:  Robert Berger, Esq.
                           190 S. LaSalle Street
                           Chicago, Illinois 60603
                           Phone (312) 701-7711
                           Fax   (312) 782-0600
                           and

                           JAMES ELWOOD AND LANNY KALIK
                           C/O MIG DEVELOPMENT COMPANY
                           250 Australian Avenue, South, Suite 400
                           West Palm Beach, Florida 33401
                           Phone (561) 820-1300
                           Fax (561) 832-1622

                  AS TO BUYER:
                  ------------

                           ASSOCIATED ESTATES REALTY CORPORATION
                           Attn: Martin A. Fishman, Esq., Vice President 5025 Swetland Court
                           Richmond Heights, Ohio 44143
                           Phone (216) 473-8780
                           Fax  (216) 473-8105

                  WITH A COPY TO:
                  ---------------

                           BAKER & HOSTETLER LLP
                           Attn:  Paul E. Bennett, Esq.
                           3200 National City Center
                           1900 East Ninth Street
                           Cleveland, Ohio 44114-3485
                           Phone (216) 861-7484
                           Fax  (216) 696-0740

                  (c) Seller and Buyer each represent and warrant to the other that such party has had no dealing with any real estate broker or agent so as to entitle such broker or agent to any commission in connection with the sale of the Partnership Interest to Buyer, which representations and warranties shall survive the closing of the transactions contemplated hereby. If for any reason any such commission shall become due, the party who retained such broker shall pay any such commission and agrees to indemnify and save the other party harmless from any and all claims for any such commission and from any attorneys' fees and litigation or other expenses relating to any such claim.

                  (d) This Agreement may not be assigned by Seller without the prior written consent of Buyer. This Agreement may be assigned by Buyer without the prior written consent of Seller to an entity wholly owned or controlled by Buyer but no such assignment shall relieve Buyer from its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  (e) After the Closing, the parties shall execute and deliver such further documents and instruments of conveyance, sale, assignment, transfer or otherwise, and shall take or cause to be taken such other or further action as either party shall reasonably request at any time or from time to time in order to effectuate the terms and provisions of this Agreement.

                  (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

                  (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

                  (h) If the date for performance of any act under this Agreement falls on a

         Saturday, Sunday or federal holiday, the date for such performance shall automatically be extended to the first succeeding business which is not a Saturday, Sunday or federal holiday.

                  (i) Lanny M. Kalik, James C. Elwood and Edwin B. Wayman hereby join in this Agreement solely for the purpose of confirming their respective agreements to execute and deliver the guaranty attached as EXHIBIT K on or before the Closing Date and Wright and Cote', also hereby agree, without limiting or diminishing their obligations under this Agreement as members of the Management Team, to execute and deliver the guaranty attached as EXHIBIT K.

                  (j) Any litigation or other formal dispute resolution process under, concerning, arising out or relating to this Agreement or the performance of any duty or obligation hereunder shall be brought, instituted, maintained and conducted solely and exclusively in the Florida State or Federal courts sitting in Broward County, Florida (or the Federal District Court for Broward County). Each party to this Agreement irrevocably consents to jurisdiction over its person and property in and by, and venue in, such courts for purposes of adjudicating any and all disputes arising under, concerning, or relating in any way to this Agreement or any subject matter hereof or matter addressed or dealt with herein. Buyer agrees to use reasonable efforts to join all parties to this Agreement and the guaranty attached as EXHIBIT K in a single action in the event that any litigation is commenced by Buyer hereunder or under or in respect of any such guaranty. If any dispute or litigation arises under this Agreement or concerning the subject matter hereof, the reasonable costs and expenses thereof (including, without limitation, court costs and reasonable attorneys' fees and expenses for all appellate and trial court proceedings) shall be paid and reimbursed to the substantially prevailing party by the non-prevailing party whether or not a final judgment on the merits of such dispute is ever entered in such litigation, with the court to determine who is the substantially prevailing party for these purposes (which party need not be awarded, or otherwise receive, all of the relief it had request in order to be deemed "substantially prevailing" for purposes hereof). Notwithstanding any of the other provisions of this Agreement to the contrary, if Buyer is deemed to be the substantially prevailing party in any of the litigation discussed above and the amount of such fees, together with the amount of any relief or judgments granted to Buyer as a result of such litigation, exceed (i) Seller's limitation on liability set forth in Section 14(c) hereof or (ii) any of Lanny M. Kalik's, James C. Elwood's or Edwin B. Wayman's respective limitations on liability set forth in the guaranty attached hereto as EXHIBIT K, then each member of the Management Team, jointly and severally, hereby agrees to pay and reimburse Buyer for all such excess costs, without regard to the liability limitations set forth in Section 14(c) of this Agreement and will promptly pay and reimburse to Buyer all such excess costs and expenses.

                  (k) It is understood and agreed that before the Closing Date, Seller will cause the Partnership to do the following, all without any reduction in the consideration being delivered by Buyer to Seller hereunder: (i) transfer and assign to Seller the claim by the Partnership described on EXHIBIT N attached hereto and made a part hereof and (ii) transfer and assign to Elwood and Kalik any world wide right, title and interest that Seller may presently have in the Approved Plans and Specifications. Seller acknowledges and agrees that all of the liabilities arising out of or relating to the claim in clause (i) of the preceding sentence shall be retained by Seller, that Buyer nor the Partnership shall have any liability whatsoever with respect to such liabilities and that any liability arising from or relating to such claim shall be a matter as to which Seller and the Management Team will be required to indemnify Buyer under Section 14(b) of this Agreement. Buyer acknowledges and agrees as follows (i) neither it nor the Partnership will have any right of any kind to have or use the Approved Plans and Specifications other than the Partnership's right to use the same in connection with the ownership and operation of the Project and (ii) until the fifth anniversary of the Closing Date, neither it nor the Partnership will, directly or indirectly or through a corporation, partnership or entity that either of them owns, use (without the consent of Elwood and Kalik) any of the architects listed in SCHEDULE 17(K) attached hereto and made a part hereof (who are architects that Elwood and Kalik have used, and expect to use in the future, in connection with their development or construction of garden apartment projects in Florida) in connection with their development in Florida of any 2-story or 3-story garden apartment projects having between 200 and 800 units. The restriction contained in subpart (ii) of the preceding sentence is not intended to restrict Buyer, nor shall it prohibit Buyer, the Partnership or any corporation, partnership or entity that either of them owns from acquiring any apartment project in Florida that was architecturally designed in whole or in part by any of the architects listed in
         SCHEDULE 17(K) nor from entering into a contract with any builder/developer or other person for the purpose of acquiring an apartment project upon completion of construction, which is designed, in whole or in part, by any of the architects listed in SCHEDULE 17(K) pursuant to a bona fide transaction initiated by that builder/developer or other person.

                  (l) The parties acknowledge that the transactions contemplated by this Agreement do NOT constitute a sale, conveyance or transfer of real property. Nevertheless, to avoid any possibility that the letter, the spirit or the general policy reflected in the relevant Florida statute would not be satisfied, the parties include the following legend here: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

                  IN WITNESS WHEREOF, the parties hereto have signed four counterparts of this Agreement, each of which shall be deemed to be an original document, as of the date set forth above, which date shall be date upon which Buyer executes this Agreement.

BUYER:                                    SELLER:

ASSOCIATED ESTATES                        MIG DEVELOPMENT COMPANY
REALTY CORPORATION

By:                                       By:
   ------------------------------------       -------------------------------
    Jeffrey I. Friedman, President           Larry Wright, Chief Executive
                                             Officer

                                          MANAGEMENT TEAM

                                          -----------------------------------
                                          of guarantor)

                                          -----------------------------------
                                          James A. Cote'(also in his capacity
                                          of guarantor)

                                          -----------------------------------
                                          Louis E. Vogt

                                          -----------------------------------
                                          Greg L. Golz

                                          -----------------------------------
                                          William T. Hughes, Jr.

                                          GUARANTORS

                                          -----------------------------------
                                          Lanny M. Kalik

                                          -----------------------------------
                                          James C. Elwood

                                          -----------------------------------
                                          Edwin B. Wayman

                             EXHIBITS AND SCHEDULES

EXHIBIT A         DESCRIPTION OF PROPERTY
EXHIBIT B         PERSONAL PROPERTY
EXHIBIT C         APPROVED PLANS AND SPECIFICATIONS
EXHIBIT D         PARTNERSHIP AGREEMENT
EXHIBIT E         LEASING GUIDELINES
EXHIBIT F         FORM LEASE
EXHIBIT G         ASSIGNMENT OF PARTNERSHIP INTEREST
EXHIBIT H         LETTER REGARDING BOOKS AND RECORDS
EXHIBIT I         SELLER'S CERTIFICATE
EXHIBIT J         BUYER'S CERTIFICATE
EXHIBIT K         GUARANTY
EXHIBIT L         LIABILITY CAPS
EXHIBIT M         BOOKS AND RECORDS
EXHIBIT N         GENERAL CONTRACTOR LAWSUIT

SCHEDULES

SCHEDULE 3(D)
SCHEDULE 3(F)
SCHEDULE 3(I)
SCHEDULE 3(K)
SCHEDULE 3(L)
SCHEDULE 3(R)
SCHEDULE 3(U)
SCHEDULE 17(K)

                                    Exhibit E

                               LEASING GUIDELINES
                               ------------------

1. MINIMUM RENT:      No suites may be leased for less than the following
                      minimum rents:

                  Type of                                             Number of
                   Suite            Minimum Rent                       Suites
                   -----            ------------                       ------

                  Center Units      $___ per month                       __
                  End Units         $___ per month                       __

2. SECURITY DEPOSITS:

         a. minimum security deposit for each suite shall be equal to one-half (1/2) of one (1) month's rent.

3. PET DEPOSITS:

                  a. $300 ($150 shall be refundable at the end of the lease term, assuming no damages);

                  b.       $20 per month in addition to minimum rent;

                  c.       Pet to not weigh more than thirty-five (35) lbs.;and

                  d.       Only one (1) pet per household.

4. TERM:

                  a.       Minimum lease term of one (1) year.

5. CREDIT REQUIREMENTS:

                  a. Rent to income ratio should not exceed thirty percent (30%) per household;

                  b. Debt to income ratio should be no more than fifty percent (50%) per household;

                  c. Credit report should be obtained for all rental applicants who are twenty one (21) years of age or older;

                  d.       Verification of current residence

                                    i.      if current landlord is a
                                            multi-family property then call must
                                            be placed to confirm reasons for the
                                            termination of the
                                            applicant's existing lease;

                  e.       Verification of current employer

                                    i.      verification of previous employer if
                                            current employment is less than five
                                            (5) years;

                  f. If any applicant fails to meet any of the foregoing credit requirements then, except with respect to matters described in subsection (g) below require (i) one (1) month of rent as security deposit; or (ii) co-sign of lease;

                  g.       Grounds for rejection:
                                    i.      foreclosure in last year
                                    ii.     repossession in last three (3) years
                                    iii.    poor credit ratios

                                    EXHIBIT G

                       ASSIGNMENT OF PARTNERSHIP INTEREST

                  THIS ASSIGNMENT is made as of the ____ day of ______________, 1998, by and between MIG DEVELOPMENT COMPANY, a Florida corporation ("Assignor"), and [AERC REIT SUB], an Ohio corporation, (the "Assignee"),

                  WHEREAS, Assignor is the owner of a general partnership interest in MIG/Pines Development, Ltd., a Florida limited partnership (the "Partnership Interest");

                  WHEREAS, Assignor desires, in exchange for an amount of cash heretofore agreed upon, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

                  WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

                  NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of its right, title and interest in and to its Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

                  IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                    ASSIGNOR:

                                    MIG Development Company

                                    By:
                                        -----------------------------

                                    Its:
                                        -----------------------------

                                    ASSIGNEE:

                                    [Associated Estates Realty

                                    Its: General Partner

                                    By:___________________________
                                             Martin A. Fishman

                                    Its: Vice President

                                    EXHIBIT H

                            ______________ __, 19___

Martin A. Fishman, Esq.
Associated Estates Realty Corporation
5024 Swetland Court
Richmond Heights, OH 44143

Dear Marty:

                  The undersigned (the "Seller") hereby certifies that to the best of its Actual Knowledge (as that term is defined in the Purchase Agreement pursuant to which this certificate is delivered), the financial books and records (the "Books and Records") relating to the ______________ (the "Project") are available at _____________________________. We have directed our agent who is in possession of the Books and Records to make all of the Books and Records, or true copies thereof and any backup documentation available for inspection and copying by Associated Estates Realty Corporation ("AERC") and their auditors in connection with AERC's reporting requirements on reasonable notice to the undersigned.

                                           ------------------------------


                                        By:
                                           ------------------------------

                                        Its:
                                            -----------------------------

                                    EXHIBIT I

                              SELLER'S CERTIFICATE
                              --------------------

                  _______________________________ (the "Seller"), hereby
certifies, represents, and warrants to Associated Estates Realty Corporation ("AERC") pursuant to Section ______ of the Partnership Interests Purchase Agreement by and between the Seller and AERC dated as of ____________________________ (the "Agreement"), that except as set forth on Attachment 1 attached hereto and made a part hereof, the representations and warranties of Seller set forth in the Agreement were true and correct when made and are true and correct as of the Closing Date. The Seller acknowledges and agrees that the disclosure of the matters set forth on Attachment 1 shall in no way affect the rights of Buyer to decline to proceed to the Closing (as that term is defined in the Agreement) or any way modify or amend the provisions of
Section 7(a)(i) of the Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the _____ day of ______________, 19___.

                                         -------------------------------

                                     By:
                                        --------------------------------

                                     Its:
                                         -------------------------------

                                  ATTACHMENT 1

                                    EXHIBIT J

                      ASSOCIATED ESTATES REALTY CORPORATION
                               BUYER'S CERTIFICATE
                               -------------------

                  Associated Estates Realty Corporation, an Ohio corporation ("AERC") certifies, represents, and warrants pursuant to Section _____ of the Partnership Interests Purchase Agreement dated as of ______________ by and between _______________________ and AERC (the "Agreement"), that except as set forth on Attachment 1 attached hereto and made a part hereof, the representations and warranties of AERC as set forth in the Agreement were true and correct when made and are true and correct as of the Closing Date. AERC acknowledges and agrees that the disclosure of the matters set forth on Attachment 1 shall in no way affect the rights of Seller (as defined in the Agreement) to decline to proceed to the Closing (as defined in the Agreement) or any way modify or amend the provisions of Section 7(b)(i) of the Agreement.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ______ day of ________________, 19___.

                            ASSOCIATED ESTATES REALTY CORPORATION

                            By
                               ---------------------------------------
                               Martin A. Fishman, Vice President

                                  ATTACHMENT 1

                                    EXHIBIT K
                                    ---------

                                    GUARANTY
                                    --------

                  GUARANTY, dated as of ____________ ___, 1998, made by LARRY WRIGHT, JAMES A. COTE', LANNY M. KALIK ("Kalik") , JAMES C. ELWOOD ("Elwood") and EDWIN B. WAYMAN ("Wayman") (collectively the "Guarantors" or singularly a "Guarantor"), in favor of ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation ("AEC") and [AERC REIT Sub, an ___________________ ("Sub")] AEC and sub collectively "AERC").

                  PRELIMINARY STATEMENTS:

                  (1) AEC, as subsequently assigned to Sub, has entered into a Partnership Interest Purchase dated March __, 1998 (the "Purchase Agreement") with MIG Development Company, a Florida corporation ("MIG"), pursuant to which, subject to certain conditions, Sub will purchase the Partnership Interest (as defined in the Purchase Agreement) from to MIG.

                  (2) It is a condition precedent to Sub purchasing the Partnership Interest from MIG that Guarantors shall execute and deliver to AERC this Guaranty.

                  NOW, THEREFORE, in consideration of the premises and in order to induce AERC to consummate the transactions contemplated by the Purchase Agreement, Guarantors hereby agree with AERC as follows:

                  SECTION 1. GUARANTY. Lanny M. Kalik, James C. Elwood and Edwin
B. Wayman, severally and each of the other Guarantors, jointly and severally, hereby absolutely, unconditionally and irrevocably guarantee to AERC (i) the full, complete and prompt performance and observance of all of the obligations, duties and agreements of MIG arising under the Purchase Agreement in strict accordance with the terms and conditions thereof (the "Obligations"); PROVIDED, HOWEVER, that this Guaranty shall be limited to Two Hundred Fifty Thousand Dollars ($250,000), in the aggregate, and will be further limited with respect to Lanny M. Kalik to $_________________, James C. Elwood to $_________________
and Edwin B. Wayman to $_________________, respectively. All recoveries hereunder up to a total of $250,000 in the aggregate will be allocated and apportioned between the Guarantors in proportion to their respective maximum liability amounts set out in the preceding sentence (and, for purposes of this sentence only, the respective amounts of each of Larry Wright and James Cote' will be one-half of the amount by which $250,000 exceeds the total of the maximum liability amounts of Kalik, Elwood and Wayman). There shall be counted and charged against the respective maximum liability amounts of Kalik, Elwood and Wayman hereunder any amounts recovered from them in respect of "substantially prevailing party" legal fees under Section 17.03 of the Purchase Agreement. All payments by Guarantors or any Guarantor shall be made in lawful money of the United States of America. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Obligations and would be owed by MIG or the Management Team to AERC under the Purchase Agreement, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving MIG.

                  SECTION 2. GUARANTY ABSOLUTE. Lanny M. Kalik, James C. Elwood and Edwin B. Wayman severally and each of the other Guarantors, jointly and severally, guarantee that the Obligations will performed strictly in accordance with the terms of the Purchase Agreement, irrespective of:

                      (i) any change in the time, manner or place of payment or
                  performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Purchase Agreement; or

                      (iii) any failure to give notice to any Guarantor of MIG's failure to perform any of the Obligations when required, or of any default or event of default under the Purchase Agreement.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if, at any time, any of the Obligations are rescinded by AERC upon the insolvency, bankruptcy or reorganization of MIG or otherwise, all as though such recision had not occurred.

                  SECTION 3. GUARANTY ABSOLUTE.Guarantors hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and, any requirement that AERC exhaust any right or take any action against MIG or any other person or entity or any real or personal property of MIG or any other person or entity.

                  SECTION 4. NO SUBROGATION. Guarantors hereby waive and relinquish any right to subrogation or other right or claim to payment against MIG arising out of or on account of any sum paid or agreed to be paid by Guarantors under this Guaranty, whether such right or claim is liquidated, unliquidated, fixed, contingent, matured or unmatured. If any amount shall be paid to Guarantors or any Guarantor in violation of the preceding sentence at any time prior to the performance of all Obligations then to be performed, such amount shall be deemed to have been paid to such Guarantor or Guarantors, as the case may be, and held in trust, for the benefit of AERC and shall forthwith be paid to AERC to be credited and applied to the Obligations, whether matured or unmatured, in accordance with the terms of the Purchase Agreement. Guarantors acknowledge that they will receive direct and indirect benefits for the arrangements contemplated by the Purchase Agreement and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. Guarantors consent and agree that AERC shall not be under any obligation to marshall any assets in favor of Guarantors or any Guarantor or against or in performance of any or all of the Obligations. This Section 4 is made for the express benefit of MIG as well as AERC and may be enforced independently by MIG.

                  SECTION 5. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants as follows:

                           (a) The execution, delivery and performance by such
                  Guarantor of this Guaranty does not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to such Guarantor; or (ii) result in a breach of or constitute a default under any indenture, loan or credit agreement, lease, or any other agreement or instrument to which such Guarantor is a party or by which he or any of his properties may be bound or affected; and such Guarantor is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument;

                           (b) This Guaranty is the legal, valid and binding
                  obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms;

                           (c) No authorization, consent, license, approval or
                  other action by, and no notice to or filing with, any federal, state or local government or any court, governmental department, commission, board, bureau, agency or instrumentality thereof, is or will be required for the due execution, delivery and performance by Guarantor of this Guaranty; and

                           (e) The assumption by such Guarantor of his
                  obligations under this Guaranty will result in direct financial benefit to such Guarantor.

                  SECTION 6. AMENDMENTS, WAIVER, ETC. (a) No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by AERC, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) The waiver (whether expressed or implied) by AERC of any breach of the terms or conditions of this Guaranty, shall not prejudice any remedy of AERC in respect of any continuing or other breach of the terms and conditions hereof, and shall not be construed as a bar to any right or remedy which AERC would otherwise have on any future occasion under this Guaranty.

                  (c) No failure to exercise nor any delay in exercising on the part of AERC any right, power or privilege under this Guaranty, shall operate as a waiver thereof or a consent thereto; further, no single or partial exercise of any right, power or privilege under this Guaranty shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  SECTION 7. ACTIONS. Each failure of Guarantors or any Guarantor to perform any part or portion of the Obligations when required shall give rise to a separate cause of action against Guarantors or any Guarantor under this Guaranty and separate suits may be brought against Guarantors or any Guarantor hereunder as each cause of action arises.

                  SECTION 8. CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the complete and prompt performance of the Obligations and (ii) be binding upon each Guarantor, and his respective heirs and representatives; and (iii) inure to the benefit of and be enforceable by AERC and their respective successors, transferees and assigns.

                  SECTION 9. SEVERABILITY. If any term or provision of this Guaranty is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Guaranty shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

                  SECTION 10. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the law of the State of Florida, without reference to principles of conflicts of law.

                  SECTION 11. JURISDICTION. Any litigation or other formal dispute resolution process under, concerning, arising out or relating to this Guaranty or the performance of any duty or obligation of any Guarantor hereunder shall be brought, instituted, maintained and conducted solely and exclusively in the Florida State or Federal courts sitting in Broward County, Florida (or the Federal District Court for Broward County). Each party to this Guaranty irrevocably consents to jurisdiction over its person and property in and by, and venue in, such courts for purposes of adjudicating any and all disputes arising under, concerning, or relating in any way to this Guaranty or any subject matter hereof or matter addressed or dealt with herein. AERC agrees to use reasonable efforts to join all parties to this Guaranty and MIG in a single action in the event that any litigation is commenced by AERC hereunder.

                  IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned at Broward, Florida after having read and fully understanding the language contained herein, as of the day and year first above written.

                                   GUARANTORS:

                                   -----------------------------
                                   Larry Wright

                                   -----------------------------
                                   James A. Cote'

                                   -----------------------------
                                   Lanny M. Kalik

                                   -----------------------------
                                   James C. Elwood

                                   -----------------------------
                                   Edwin B. Wayman

Contribution and Partnership
Purchase Agreement                                                   EXHIBIT H-1
                                                                     -----------



                        GENERAL PARTNER INTEREST PURCHASE
                              AGREEMENT FOR KIRKMAN

                                   EXHIBIT H-2

                     PARTNERSHIP INTEREST PURCHASE AGREEMENT
                                     KIRKMAN

                             MIG DEVELOPMENT COMPANY


                                       AND


                      ASSOCIATED ESTATES REALTY CORPORATION

                                TABLE OF CONTENTS


                                                                                                            PAGE

DEFINITIONS................................................................................................. ii

1.   PURCHASE AND SALE OF PARTNERSHIP INTERESTS.............................................................  2

2.   CONSIDERATION AND PAYMENT..............................................................................  2

3.   REPRESENTATIONS AND WARRANTIES OF SELLER...............................................................  3

4.   REPRESENTATIONS AND WARRANTIES OF BUYER................................................................. 9

5.   CONSTRUCTION OF THE PROJECT/OPERATIONS PENDING CLOSING................................................. 10

6.   TITLE AND POSSESSION OF THE PROPERTY................................................................... 13

7.   CONDITIONS TO CLOSING.................................................................................. 15

8.   DELIVERIES............................................................................................. 17

9.   DUE DILIGENCE PERIOD................................................................................... 19

10.  CLOSING DATE........................................................................................... 21

11.  PRORATIONS AND CLOSING COSTS........................................................................... 21

12.  FIRE OR OTHER CASUALTY................................................................................. 23

13.  CONDEMNATION AND EMINENT DOMAIN........................................................................ 23

14.  INDEMNIFICATION........................................................................................ 24

15.  MECHANICS' LIENS....................................................................................... 26

16.  ....................................................................................................... 27

17.  MISCELLANEOUS.......................................................................................... 27

                                   DEFINITIONS

         This definition section is incorporated into, and made a part of, the Partnership Interests Purchase Agreement by and among MIG Development Company, the Management Team (as defined herein) and Associated Estates Realty Corporation dated as of the date hereof.

A. "ADJUSTMENT DATE" shall mean 11:59 pm of the day preceding the Closing Date.

B. "AGREEMENT" shall mean this Partnership Interest Purchase Agreement, as it may be modified, amended, supplemented or restated from time to time as provided herein.

C. "APPURTENANT RIGHTS" shall mean all rights, privileges, easements and appurtenances appertaining thereto, including, without limitation, all mineral and water rights, rights of way, easements, licenses or other arrangements with respect to properties adjacent thereto.

D. "ADJUSTMENT DATE" shall mean as of midnight of the day preceding the Closing Date.

E. "ASSIGNMENT AGREEMENT" shall have the meaning set forth in Section 8(a)(ii) of this Agreement.

F. "BOOKS AND RECORDS" shall mean all books of account, customer lists, files, papers, and records relating to the Project that are either (i) included on the SCHEDULE REGARDING BOOKS AND RECORDS attached hereto and made a part hereof as EXHIBIT O or (ii) are not included on the Schedule Regarding Books and Records but are nevertheless deemed by Buyer (and Buyer identifies to Seller in writing) or Seller, or both to be relevant to the operation and value of the Project or the Partnership, or both.

G. "BUYER" shall mean Associated Estates Realty Corporation, an Ohio corporation.

H. "BUYER'S REPRESENTATIVE" shall have the meaning set forth in Section 16 of this Agreement.

I. "CLAIM EXPIRATION DATE" shall have the meaning set forth in Section 14 of this Agreement.

J. "CLOSING" shall mean the consummation of the transactions contemplated by this Agreement, including, without limitation, the delivery of the Assignment Agreements and full execution and delivery of any other documents required to be delivered under this Agreement.

K. "CLOSING DATE" shall have the meaning set forth in Section 10 of this Agreement.

L. "CONSTRUCTION DOCUMENTS" shall mean the plans, elevations, floor plans, site plans drawings and specifications for the Project as set forth on EXHIBIT C (which, as the same may be modified, amended or supplemented from time to time by Seller in non-material respects or, with Buyer's approval, which will not be unreasonably withheld or delayed, in material respects, is referred to herein as the "Approved Plans and Specifications") and any documentation relating thereto, any and all "as-built" plans, construction studies, soil tests and reports or other engineering studies, architect contracts, engineering contracts, construction contracts, other written agreements, records, change orders, construction budgets, critical path analysis, permits and certificates of occupancy, construction draw and lien waiver documentation and any other documentation whatsoever relating to construction and development of the Project that Buyer identifies to or requests from Seller in writing. Without limiting the foregoing enumeration, the Construction Documents specifically include the General Construction Contract between [Seller] and _________ dated _________, a true and correct copy of which is attached hereto and made a part hereof as EXHIBIT P and the Performance, Payment and Surety Bonds issued by ____________ to [Seller], true and correct copies of which are attached hereto and made a part hereof as EXHIBIT Q.

M. "CONTRIBUTION AGREEMENT" shall have the meaning set forth in the second recital of this Agreement.

N. "DUE DILIGENCE PERIOD" shall have the meaning set forth in Section 9 of this Agreement.

O. "EARNEST MONEY DEPOSIT" shall have the meaning set forth in Section 2(a) of this Agreement.

P. "FORCE MAJEURE" shall mean the failure of Seller to perform any obligation hereunder by reason of any act of God, unusual governmental restriction, regulation or control, strike, enemy or hostile governmental action, civil commotion, insurrection, sabotage, fire or other casualty. Force Majeure shall not mean Seller's failure to perform any obligation hereunder due to lack of money or inability to raise capital or borrow for any purpose.

Q. "HAZARDOUS MATERIALS" shall mean any and all substances subject to environmental regulation of any type in effect, or which could subject Buyer to environmental liability of any type, including, but not limited to, "hazardous substances," "hazardous waste," "hazardous materials," "pollutants," "contaminants" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, ET SEQ.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, ET SEQ.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 9601, ET SEQ.; the Toxic Substances Control Act, 15 U.S.C. Section 2601, ET SEQ.; "hazardous chemicals" as defined under OSHA's hazard communication standard, 29 C.F.R. Section 1910.1200; and those substances defined as "hazardous wastes" or as "hazardous substances" under the laws of the State of Florida; and in the regulations adopted, published and/or promulgated pursuant to such laws.

R. "HP" shall mean AERC HP Advisors LP, a Florida limited partnership.

S. "INTANGIBLE RIGHTS" shall mean all of the Seller's or the Partnership's rights under transferable guaranties, warranties, and other intangible rights pertaining to the Project, or any part thereof including, without limitation, all transferable guaranties and warranties relating to the construction of the Project, all transferable rights under architects and construction contracts, including, without limitation, the Construction Documents, and the right, if owned by Seller or the Partnership, to use the name "Windsor at Kirkman" or any derivations thereof at or in connection with the Project, but specifically excluding all rights described or referred to in Section 17(k) of this Agreement.

T. "MANAGEMENT TEAM" shall mean Larry Wright, James A Cote', Louis E. Vogt, Greg
L. Golz and William T. Hughes, Jr.

U. "PARTNERSHIP" shall mean MIG/Orlando Development, Ltd., a Florida limited partnership.

V. "PARTNERSHIP INTEREST" shall have the meaning set forth in the recitals section of this Agreement.

W. "PERMITS" shall mean all licenses, permits, consents, authorizations, approvals, and certificates of any regulatory, administrative or other governmental agency or body, issued to or held by Seller and related to the ownership or operation of the Property required by law, including, without limitation, all building, subdivision, site plan, storm water, utility and wetlands permits, licenses, consents, authorizations and approvals.

X. "PERMITTED EXCEPTIONS" shall have the meaning set forth in Section 6(a) of this Agreement.

Y. "PERSONAL PROPERTY" shall mean all furniture, equipment, supplies, and other personal property owned by Seller, used or usable in connection with the Project and located on or in the Property, including, without limitation, the personal property listed on EXHIBIT B.

Z. "PROPERTY" shall mean that certain parcel of real property on which a 460-unit apartment complex known as Windsor at Kirkman Apartments, is being constructed at Orlando, Florida, which real property is more fully described on EXHIBIT A attached hereto and made a part hereof, together with all buildings, clubhouses, pools, fixtures (whether completed or currently under construction), and all personal property identified on EXHIBIT B and other improvements located thereon and therein and (to the extent they exist) all appliances, fixtures, plumbing, incinerators, lighting equipment, radiators, furnaces, boilers, hot water heaters, water systems, and air-conditioning equipment located thereon or therein or attached thereto and all Appurtenant Rights.

AA. "PROJECT" shall mean (a) the Property, (b) the Personal Property; (c) the Permits, (d) the Intangible Rights and (e) the Books and Records.

BB. "PURCHASE PRICE" shall have the meaning set forth in Section 2 of this Agreement.

CC. "SELLER" shall mean MIG Development Company, a Florida corporation.

DD. "SOLID WASTES" shall mean any and all substances subject to environmental regulation of any type in effect or which could subject Buyer to environmental liability of any type, including, but not limited to, "solid wastes" as defined in the Resource Conservation and Recovery Act or under the laws of the State of Florida.

EE. "TITLE COMMITMENT" shall have the meaning set forth in Section 6 of this Agreement.

FF. "TITLE COMPANY" shall mean First American Title Insurance Company, Troy Michigan office.

GG. "TITLE POLICY" shall have the meaning set forth in Section 6 of this Agreement.

                  THIS PARTNERSHIP INTERESTS PURCHASE AGREEMENT (this "Agreement") made as of the _____ day of April, 1998 by and among MIG DEVELOPMENT COMPANY, a Florida corporation ("Seller"), Larry Wright ("Wright"), James A Cote' ("Cote'"), Louis E. Vogt ("Vogt"), Greg L. Golz ("Golz") and William T. Hughes, Jr. ("Hughes"; Wright, Cote', Vogt, Golz and Hughes collectively the "Management Team"), and ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation ("Buyer").


                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, Seller owns a general partnership interest (the "Partnership Interest") in MIG/Orlando Development Ltd., a Florida limited partnership (the "Partnership");

                  WHEREAS, Buyer's affiliate, AERC HP Advisors LP ("HP"), has entered into that certain Contribution and Partnership Interest Agreement with all of the limited partners of the Partnership whereby HP will acquire all of the limited partnership interests in the Partnership (such agreement as modified, amended or restated in accordance with its provisions, the "Contribution Agreement");

                  WHEREAS, the Management Team includes certain limited partners in the Partnership;

                  WHEREAS, upon the closing of the transactions contemplated by this Agreement and the Contribution Agreement, Buyer and HP will collectively own One Hundred Percent (100%) of the partnership interests in the Partnership;

                  WHEREAS, the Partnership is the fee owner of the Project;

                  WHEREAS, the Project is currently under construction and will not be completed prior to the Closing; and

                  WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, on the terms and subject to the conditions hereinafter stated, the Partnership Interest;

                  NOW, THERFORE, for good and valuable consideration received to the full satisfaction of each of them, the parties agree as follows:

         1. PURCHASE AND SALE OF PARTNERSHIP INTERESTS. Upon the terms and subject to the conditions set forth herein, Seller agrees to convey, sell, transfer, assign, and deliver to Buyer at the Closing (as hereinafter defined), and Buyer agrees to buy and take from Seller at the Closing, all of Seller's right, title, estate, and interest in and to the Partnership Interest, free and clear in each case of all liens, security interests, and encumbrances whatsoever.

         2. CONSIDERATION AND PAYMENT. The purchase price for the Partnership Interest shall be the amount (expressed in dollars) that is equal to the product of multiplying 0.01 by the Kirkman Net Exchange Amount (as defined in Paragraph
2.02 of the Contribution Agreement) (the "Purchase Price") payable by Buyer to Seller as follows:

                  (a) Three Thousand One Hundred Fifty Four Dollars ($3,154) in earnest money to be deposited by Buyer in escrow upon execution of this Agreement in accordance with this Section 2 (the "Earnest Money Deposit"); and

                  (b) The balance of the Purchase Price shall be deposited in escrow by Buyer on or before the Closing Date (defined below) in immediately available funds.

                  Within five (5) business days following the execution of this Agreement, Buyer shall open an escrow account with the Title Company as escrow agent, and deposit the Earnest Money Deposit therein. Buyer shall notify Seller of the opening, the deposit, the number of the escrow, and the employee or employees of the Title Company in charge of the escrow. Each party shall execute such documentation as may be required by the escrow agent, including reasonable standard form escrow conditions. The Earnest Money Deposit shall be deposited in an interest-bearing account as instructed by Buyer and any interest earned shall be added to the Earnest Money Deposit.

         3. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller and the Management Team, jointly and severally, represent and warrant to Buyer that:

                  (a) The Partnership is, and will be at the Closing, a Florida limited partnership duly organized, validly existing and in full force and effect under the laws of the State of Florida The Partnership has, and at the Closing will have, the power and authority to carry on the business for which it has been organized.

                  (b) Seller has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Seller pursuant hereto when delivered will constitute, the legal, valid, and binding obligations of Seller, enforceable against Seller in accordance with their respective terms. The persons executing this Agreement on behalf of Seller, and Seller, are duly authorized to so act, and all requisite corporate action has been taken by Seller to authorize the execution and delivery of this Agreement, the performance by Seller of its obligations hereunder and the consummation of the transactions contemplated hereby.

                  (c) The Partnership, the Project and the conduct by Seller of its business relating thereto, to the best of Seller's and the Management Team's knowledge, are in compliance in all material respects with all applicable laws, ordinances, and regulations of proper public authorities, and Seller has no written notice or knowledge of any material violation, whether actual, claimed or alleged, thereof.

                  (d) To the best of Seller's and the Management Team's knowledge, except as set forth on SCHEDULE 3(d) attached hereto and made a part hereof, there is no litigation, proceeding or action pending or threatened against or relating to the Partnership, the Partnership Interest, Seller or the Project which might materially and adversely affect the Partnership, the Partnership Interest, Seller or the Project or which questions the validity of this Agreement or any action taken or to be taken by Seller pursuant hereto.

                  (e) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Seller or the Partnership is a party, subject to any required consents or authorizations of, or notices to, third parties from whom such consents or authorizations will be obtained or to whom notices will be given prior to Closing.

                  (f) To the best of Seller's and the Management Team's knowledge, true, correct, and complete copies of all writings (including, without limitation, correspondence, notices, pleadings, and memoranda) relating to any potential, threatened, or pending eminent domain or other similar action or proceeding in respect to all or a portion of the Project or in the case of oral arrangements, written summaries of the same, together with any modifications or amendments thereof, have been or will immediately be available to Buyer after the execution of this Agreement and, in the case of agreements or documents that come into existence after execution hereof, within five (5) days of Seller's or Seller's agents or representatives or consultants receipt of such documentation. Seller has no actual knowledge of any material incorrectness in the information, collectively, contained in the documents, instruments or other writings to be delivered or made available to Buyer by Seller in accordance with the provisions of
         Section 9 hereof.

                  (g) All federal, state, and other taxes, assessments, fees and other governmental charges upon Seller or the Partnership with respect to the Project or the business conducted thereon or in connection with the Project which are due and payable have been paid.

                  (h) To the best of Seller's and the Management Team's knowledge, (i) each of the Permits is currently valid and in full force and effect, and (ii) the Permits constitute all licenses, permits, consents, authorizations, approvals, and certificates of any regulatory, administrative or other governmental agency or body necessary to Seller's development, construction and ownership of the Project as an apartment complex (in view of the present status of construction and development) and Seller and the Management Team have no actual knowledge of any impediment to the issuance of any additional permits that will be required in connection with the completion of the Project. To the best of Seller's and the Management Team's knowledge, neither Seller nor the Project is in violation in any material respect of any of the Permits and there is no pending or, to the knowledge of Seller, threatened proceeding which could result in the revocation or cancellation of, or inability of Seller to renew, any Permit.

                  (i) To the best of Seller's and the Management Team's knowledge, except as disclosed on SCHEDULE 3(i) attached hereto and made a part hereof: The Project is in compliance in all material respects with all applicable federal, state and local laws, ordinances and regulations relating to air, water or noise pollution, or the production, storage, labeling or disposition, or release of Hazardous Materials or Solid Wastes or the health, safety or environmental conditions on, under or about the Project, including, without limitation, soil and groundwater conditions; neither Seller nor the Management Team has actual knowledge that any Hazardous Materials or Solid Wastes have been or are currently on, under or about the Project; and neither Seller nor the Partnership has received any written notice from any governmental agency or private or public entity advising that Seller or the Partnership is responsible for or potentially responsible for response costs or response actions with respect to a release, a threatened release or cleanup of substances produced by, or resulting from, any business, commercial or industrial activities, operations or processes related to the Project or of the Partnership, Seller or predecessors of Seller.

                  (j) The Partnership has no employees, except for a project superintendent.

                  (k) Except as set forth on SCHEDULE 3(k) attached hereto and made a part hereof (i) there is no mortgage indebtedness encumbering the Project and (ii) to the best of the Seller's and the Management Team's knowledge, the Partnership has no other material obligations or liabilities to third parties that will not be satisfied at no cost, liability or expense to Buyer on or prior to the Closing Date. Neither Seller nor the Partnership is in default, nor will the entering into of this Agreement by Seller result in a default by Seller or the Partnership, of any of their respective obligations under any loan documents that relate to or encumber the Project.

                  (l) All utilities will be available and in place and adequate for the operation of the Project, and the utilities are or will be either located in the public streets adjacent to the Project or are subject to appurtenant easements in favor of Seller, subject to Buyer's payment of all applicable governmental or utility fees and charges and fulfillment of all applicable requirements and conditions contemplated by the Construction Documents.

                  (m) Except for the rights of first refusal contained in the Partnership Agreement (as hereafter defined), which rights have been or will be waived with regard to this matter prior to Closing, no person or entity has an option or right of first refusal to purchase any of the Project or the Partnership Interest.

                  (n) Seller owns the Partnership Interest, free and clear of all mortgages, pledges, liens, security interests, encumbrances, and restrictions of any nature whatsoever.

                  (o) There has been no material adverse financial change from that shown in the

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



         most recent financial statements, tax returns or Books and Records delivered or made available to Buyer by Seller pursuant to Section 3(f), 3(r) and Section 9 hereof and to the best knowledge of Seller and the Management Team, there are no material liabilities, contingent or otherwise, asserted in writing with respect to the Project other than those shown on such financial statements, tax returns or Books and Records.

                    (p) Seller and the Management Team do not have actual knowledge, that the information, collectively, that has been, or will be, supplied, delivered or made available to Buyer by Seller or agents of Seller, during the course of Buyer's review of the Project (including, without limitation, all information supplied, delivered or made available to Buyer prior or subsequent to the execution of this Agreement) is, will be, or was at the time such information was or will be supplied, delivered or made available, materially untrue or materially misleading (without warranting the accuracy of any information contained in any documents authorized, created or provided by unaffiliated third parties).

                    (q) To best of Seller's actual knowledge as of the Closing Date, the construction of the Project has been approved by the City of Orlando in accordance with the Approved Plans and Specifications and the Approved Plans and Specifications as so approved comply with all applicable building, subdivision, land development, fire and zoning ordinances, except as set forth on SCHEDULE 3(q) attached hereto and made a part thereof, without the need for any variances or conditional use permits.

                   (r) True and correct copies of all financial books and records relating to the Project and the Partnership for the current year will be made available upon execution of this Agreement. True and correct copies of the operating statements (if any) for the Project for the most recent year to date and any other document or instrument reasonably requested by Buyer shall be delivered to Buyer within three
         (3) business days following the execution of this Agreement.

                  (s) The Project is currently being constructed and completed in all material respects in accordance with the Approved Plans and Specifications attached hereto and made a part hereof as EXHIBIT C, in a good and workmanlike manner and in compliance in all material respects with all applicable laws, ordinances, and directives of all governmental or quasi-governmental authorities.

                  (t) True, correct, and complete copies of the Construction Documents, including, without limitation, the General Construction Contract (attached as EXHIBIT P) and the Performance, Payment and Surety Bonds (attached as EXHIBIT Q) together with any modifications or amendments thereof, have been or will immediately be available to Buyer upon the execution of this Agreement and, in the case of agreements or documents that come into existence after execution hereof, within five
         (5) days after Seller's or Seller's agents or representatives or consultants receipt of such documentation. All of the material contracts relating to the construction of the Project in existence as of the date hereof are in full force and effect. Except as disclosed on
         SCHEDULE 3(t) attached hereto and made a part hereof, Seller has taken no action or failed to take any action nor has, to Seller's actual knowledge, any other party to any of the Construction Documents taken any action which, with the giving of notice or the passage of time or otherwise, would constitute a default in any material respect or otherwise entitle either party to damages or a right to terminate, and no such other party has given written notice with respect to any alleged material default by Seller or the Partnership under any such material contracts relating to the construction of the Project.

                  (u) True, correct, and complete copies of the partnership agreement of the Partnership (the "Partnership Agreement"), including all modifications and amendments thereof, are attached hereto as EXHIBIT D, and the Partnership Agreement has not been further modified or amended.

                  (v) Upon the Closing, Buyer and HP will own One Hundred Percent (100%) of the partnership interests in the Partnership.

                  (w) The Schedule Regarding Books and Records and the other documents delivered by Seller to Buyer contain all documents in Seller's possession or actually known to Seller relevant to the operation and value of the Project, the Partnership or both and Seller has not failed to disclose to Buyer on (or in the documents referred to in) the Schedule Regarding Books and Records any document in its possession or actually known to Seller that would have a material adverse impact on the Project, the Partnership or both.

                  Notwithstanding any due diligence, investigation or analysis performed by Buyer, the representations and warranties made in this Agreement by Seller shall have the same force and effect as if Buyer undertook no due diligence, investigation or analysis and Seller hereby acknowledges and agrees that the representations and warranties made in this Agreement by Seller shall be unaffected by any such due diligence, investigation or analysis; provided, however, that Buyer shall not be entitled to recover on any representation or warranty set forth in this Agreement if Buyer's due diligence made Buyer actually aware, prior to Closing, of any matter which is contrary to those representations and warranties, but no such knowledge shall affect the rights of Buyer to decline to close hereunder if any of the Closing conditions under
Section 7(a) hereof are not satisfied.

                  Except to the extent of any matters disclosed by Seller on the attachment to EXHIBIT I hereof that will be delivered by Seller to Buyer at Closing, and subject to the provisions of the preceding paragraph (without affecting the right of Buyer to decline to close hereunder if any of the Closing conditions under Section 7(a) hereof are not satisfied), all of the representations and warranties set forth in this Section 3 shall be deemed renewed by Seller on the Closing Date as if made at such time shall survive the Closing for a period of one (1) year, except that the representations and warranties set forth in
Section 3(n) of this Agreement shall survive indefinitely.

                  Except for the representations and warranties contained in this Section 3, Seller makes no other representations or warranties whatsoever and expressly disclaims all other representations and warranties of any kind. Seller does not warrant that the projected results on the prospective budgets and construction schedules will in fact be achieved.

         4. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller that:

                  (a) Buyer has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Buyer pursuant hereto when delivered will constitute, the legal, valid, and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms.

                  (b) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of Articles of Incorporation or Code of Regulations of Buyer or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Buyer is a party.

                  (c) To the best of Buyer's knowledge, there is no litigation, proceeding or action pending or threatened against or relating to Buyer which might materially and adversely affect the ability of Buyer to consummate the transactions contemplated hereby or which questions the validity of this Agreement or any action taken or to be taken by Buyer pursuant hereto.

                  All of the representations and warranties set forth in this
Section 4 shall be deemed renewed by Buyer on the Closing Date as if made at such time and shall survive the Closing for a period of one (1) year.

         5. CONSTRUCTION OF THE PROJECT/OPERATIONS PENDING CLOSING. Seller and the Management Team (solely with respect to Sections 5(b) and 5(n) hereof) shall until the Closing:

                  (a) Continue with the construction of the Project in accordance with the Approved Plans and Specifications and its current construction schedule subject, however, to acts or events of Force Majeure.

                  (b) Cooperate and cause the Partnership to cooperate with Buyer and Buyer's agents at all times, including providing Buyer and Buyer's agents with access to the Project during reasonable hours to permit inspections of the Project.

                  (c) Operate or cause the Partnership to operate the Project and conduct or cause to be conducted its business in the regular and ordinary course, consistent with the Construction Documents (to the extent applicable) and exercise reasonable efforts to preserve intact the operation of the Project.

                  (d) Maintain or cause the Partnership to maintain the Project in good condition and repair and otherwise in accordance with the Construction Documents (to the extent applicable).

                  (e) Not permit or cause the Partnership to remove, sell, mortgage, pledge or otherwise encumber or dispose of any portion of the Project, except in the ordinary course of business and with the prior written consent of Buyer. Buyer acknowledges that the

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



         Project is currently encumbered by a construction loan.

                  (f) Continue or cause the Partnership to continue to maintain all insurance on the Project covering the risks and in the amounts of coverage in effect on the date hereof as increased to cover all new construction.

                  (g) Duly observe and perform or cause the Partnership to duly observe and perform all material terms, conditions, and requirements of the (to the extent applicable) Construction Documents and not knowingly do any act or omit to do any act, or permit any act or omission to act, which will, upon the occurrence thereof or with the passage of time, cause a material breach or material default under any (to the extent applicable) Construction Document.

                  (h) Not permit or cause the Partnership, without the Buyer's prior written consent which shall not be unreasonably withheld, conditioned or delayed to (i) incur any new mortgage indebtedness or other material indebtedness relating to the Project (but they may be permitted to increase the amount of indebtedness outstanding under presently existing loan or credit agreements as necessary to complete construction), or (ii) enter into or renew any contract or agreement pertaining to any portion of the Project unless such contract or agreement can be terminated at will by Buyer without obligation after the Closing or relate to construction of the Project in the ordinary course and such contract involves the payment of less than $10,000 or all such contracts in the aggregate involve the payment of less than $50,000.

                  (i) Not cause or permit the Partnership to take, agree to take or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of the business of Seller, or otherwise, which would be in breach of any of the terms or provisions of this Agreement or which would cause any representation and warranty of

         Seller contained herein to be or become untrue.

                  (j) Use its reasonable efforts to obtain all necessary consents and authorizations of third parties to the performance by Seller of its obligations hereunder and the consummation of the transactions contemplated hereby.

                  (k) Effective as of the Closing Date, cause any management contract relating to the Project to be terminated, unless otherwise expressly instructed by Buyer to Seller, through written notice to Seller.

                  (l) Not transfer, pledge, encumber, convey, devise or sell the Partnership Interest.

                  (m) Deliver to Buyer, for Buyer's approval, such approval to not be unreasonably withheld or delayed, any and all proposed material changes or material modifications to the Approved Plans and Specifications.

                  (n) Not enter into any leases for occupancy of the Property other than leases ("Tenant Leases") which are substantially in the form of EXHIBIT R attached hereto and made a part hereof and satisfy the requirements set forth on EXHIBIT E attached hereto and made a part hereof.

                  (o) On or before the Closing Date, each member of the Management Team covenants and agrees to execute and deliver to Buyer the Indemnity Agreement set forth on EXHIBIT N.

         6. TITLE AND POSSESSION OF THE PROPERTY.

                  (a) It shall be a condition to Buyer's obligation to close hereunder that the Title Company deliver at Closing to Buyer (for the benefit of the Partnership) an ALTA owner's policy of title insurance, 1970 Form B (rev. 10-17-70 and 10-17-84) or other rated form acceptable to Buyer, with the standard exceptions deleted, and with such endorsements as

         Buyer may reasonably require, including, without limitation, non-imputation and fairways endorsements, in the amount of $40,000,000 (the "Title Policy") issued by the Title Company, as assurance that upon the Closing, the Partnership holds and will hold good, valid, and marketable title in fee simple absolute to the Property including all rights, privileges, and easements appurtenant to the Property free and clear of all encumbrances whatsoever, except as follows (collectively, the "Permitted Exceptions):

                           (i) zoning ordinances and regulations; provided the
                  same do not interfere with the use of the Property as an apartment complex;

                           (ii) general real estate taxes which are a lien but
                  are not past due or delinquent at the Closing Date;

                           (iii) rights of tenants under Tenant Leases; and

                           (iv) such easements, covenants, conditions,
                  reservations, and restrictions of record disclosed to and approved by Buyer, in writing, unless otherwise waived or deemed waived by Buyer as hereinafter provided.

                  (b) Seller represents, warrants, and covenants to Buyer that upon the Closing Date the Partnership will have complete possession of the Property.

                  (c) Buyer shall obtain, as promptly as reasonably practicable after the execution of this Agreement a current commitment issued by the Title Company to issue the Title Policy (the "Title Commitment") with copies of all instruments referred to as exceptions or conditions in the Title Commitment, setting forth all real estate taxes and special assessments, the state of record title to the Property and all exceptions to, or encumbrances upon, title to the Property which would appear in the Title Policy. Buyer shall have until the end of the Due Diligence Period (as defined in Section 9 of this Agreement) to review such items and to give notice to Seller of such objections as Buyer may have to any matters set forth in the Title Commitment or survey. Seller understands and agrees that prior to the expiration of the Due Diligence Period, Buyer may deliver to Seller an objection letter or objection letters at any time during the Due Diligence Period and Seller agrees that any such delivery or deliveries shall not be construed in any way to limit or restrict Buyer's right to deliver additional objections to Seller at any time during Due Diligence Period. If Buyer timely (i.e during the Due Diligence Period) objects to any special assessments, defects or encumbrances, Seller shall have until the end of the Due Diligence Period to have such exceptions cured, either by the removal of such exceptions or by the procurement of title insurance endorsements or other resolution satisfactory to Buyer providing coverage against loss or damage as a result of such exceptions. If Seller shall not cure such defects or encumbrances to Buyer's satisfaction by the end of the Due Diligence Period, Buyer, at its option, may (i) terminate this Agreement upon written notice of termination to Seller in accordance with Section 9 of this Agreement, in which event neither party shall thereafter have any liability to the other (except as to matters which, under any other provision of this Agreement are expressly stated to survive a termination of this Agreement), and all funds previously paid or deposited by Buyer, including all accrued interest, shall be returned to Buyer, or (ii) waive its objection to the defects or encumbrances and proceed to the Closing in which event all such waived defects or encumbrances shall be deemed to be Permitted Exceptions hereunder. Notwithstanding the above, any defects in the nature of (i) consensual liens affirmatively granted by Seller, (ii) mechanics' liens, (iii) judgement liens or (iv) non-consensual liens (other than mechanics' or judgement liens) which do not exceed Twenty Five Thousand Dollars ($25,000) in the aggregate that can be released by payment of the underlying obligation, shall be removed, bonded or title insured over by Seller and if not so removed, bonded or title insured over by the Closing then such amount shall be charged against the capital accounts of the Limited Partners (as defined in the Contribution Agreement) all as more fully provided in
         Section 11 hereof. Buyer shall conclusively be deemed to have waived all objections to any title or survey defect, encumbrance or exception reflected or referenced in the Title Commitment or survey as to which Buyer fails to deliver to Seller a written objection by the end of the Due Diligence Period, and all such matters shall thereafter be deemed to be Permitted Exceptions for purposes of this Agreement.

         7. CONDITIONS TO CLOSING.

                  (a) Subject to the provisions of Sections 12 and 13, Buyer's obligations under this Agreement are expressly conditioned upon the satisfaction of the following conditions:

                           (i) the representations and warranties of Seller set
                  forth in Section 3 hereof shall have been true and correct in all material respects when made and true and correct in all material respects as of the Closing and Seller shall have complied in all material respects with all covenants as set forth in Section 5 herein and shall have otherwise performed all of its obligations hereunder, in all material respects;

                           (ii) all required consents to or authorization of the
                  performance by Seller of its obligations hereunder and the consummation of the transaction contemplated hereby shall have been obtained;

                           (iii) Seller shall have delivered the items required
                  to be delivered to Buyer pursuant to Section 8 hereof and delivered or made available all other material items and information required by this Agreement in accordance with the terms of this Agreement;

                           (iv) Buyer shall have notified Seller pursuant to
                  Section 9 herein that Buyer has elected to proceed with the transactions contemplated by this Agreement;

                           (v) the condition of the Project, with the exception
                  of ongoing construction as contemplated hereby, shall not have changed in any material adverse respect from the condition in existence or reflected by writings produced during the Due Diligence Period (as hereinafter defined);

                           (vi) Seller shall have arranged without any cost or
                  liability to Buyer for the termination, effective not later than the Closing, of any management contract of any property manager relating to the Project.

                           (vii) the transactions contemplated by the Initial
                  Closing (as defined in the Contribution Agreement) shall have closed substantially simultaneously with the Closing of this transaction;

                           (viii) the transactions contemplated by that certain
                  Agreement and Plan of

                  Merger by and among Buyer, MIG Realty Advisors, Inc. and certain shareholders of MIG Realty Advisors, Inc. shall have closed substantially simultaneously with or (with respect to the so-called MRT transactions, prior to) the Closing of this transaction;

                           (ix) the Title Company shall be ready, willing and
                  able to issue the Title Policy to the Partnership in accordance with the provisions of Section 6 hereof;

                           (x) on or before the Closing, Wright, Cote', Lanny M.
                  Kalik, James C. Elwood and Edwin B. Wayman shall have each executed and delivered the guaranty in the form attached hereto and made a part hereof as EXHIBIT K; and

                           (xi) all liabilities of the Partnership shall have
                  been paid in full by Seller on or before the Closing Date, except for (i) obligations then currently payable pursuant to any liabilities described in attached SCHEDULE 3(k), (ii) those obligations then currently payable created pursuant to any contracts permitted pursuant to the provisions of Section 5(h) of this Agreement and (iii) bills of the general contractor, subcontractors, materialmen, laborers, the architect and other persons performing construction work or services in connection with the Project for the then current draw period (i.e., the period of time between the Closing Date and the last draw request submitted to and paid by the construction lender(s)), which are otherwise eligible for payment under Seller's construction mortgage(s).

                  (b) Subject to the provisions of Sections 12 and 13 hereof, Seller's obligations under this Agreement are expressly conditioned upon the occurrence of the following events:

                           (i) the representations and warranties of Buyer set
                  forth in Section 4 hereof shall have been true and correct in all material respects when made and true and correct in all material respects as of the Closing Date and Buyer shall have otherwise performed all of its obligations hereunder, in all material respects;

                           (ii) Buyer shall have delivered the items required to
                  be delivered to Seller pursuant to Section 8(b) hereof;

                           (iii) the transactions contemplated by the Initial
                  Closing (as defined in the Contribution Agreement) shall have closed prior to or substantially simultaneously with the Closing of this transaction;

                           (iv) the transactions contemplated by that certain
                  Agreement and Plan of Merger by and among Buyer, MIG Realty Advisors, Inc. and certain shareholders of MIG Realty Advisors, Inc. shall have closed substantially simultaneously with or (with respect to the so-called MRT transactions, prior to) the Closing of this transaction; and

                           (v) All consents to or authorization of the
                  performance by Buyer of its
                  obligations hereunder and the consummation of the transaction contemplated hereby shall have been obtained.

         8.       DELIVERIES.

                  (a) Seller shall deliver or cause to be delivered the following to Buyer at or prior to the Closing:

                           (i) duly executed resolutions adopted by the Board of
                  Directors of Seller authorizing the execution and delivery of this Agreement by Seller, the performance by Seller of its obligations hereunder and the consummation of the transactions contemplated hereby, in such form as Buyer deems necessary or desirable, in its discretion reasonably exercised;

                           (ii) an Assignment and Assumption of Partnership
                  Interest from Seller, in the form of EXHIBIT G attached hereto and made a part hereof, conveying, selling, transferring, assigning, and delivering to Buyer good and valid title to the Partnership Interest, free and clear of all mortgages, pledges, liens, security interests, encumbrances, and restrictions (the "Assignment Agreement");

                           (iii) such confirmation of authorization,
                  organization, valid existence, and good standing, including legal opinions as Buyer may reasonably request;

                           (iv) the Books and Records, all of which may
                  alternatively be delivered to Buyer at the Project at or prior to the Closing together with a Letter Regarding Books and Records in the form of EXHIBIT H attached hereto and made a part hereof;

                           (v) any affidavit required by the Title Company to
                  remove the standard printed exceptions from the Title Policy;

                           (vi) the originals of all Construction Documents, and
                  Permits, together with all amendments and any attachments and supplements thereof, all of which may alternatively be delivered to Buyer at the Project upon or prior to the Closing;

                           (vii) Development Consultant shall have executed and
                  delivered the Development Consulting Agreement attached hereto and made a part hereof as EXHIBIT M.

                           (viii) each member of the Management Team shall have
                  executed and delivered the Indemnity Agreement attached hereto and made a part hereof as EXHIBIT N.

                           (ix) such other documents and instruments as may be
                  required by any other provision of this Agreement or as may reasonably be required to give effect to the terms and intent of this Agreement;

                           (x) settlement statements agreed to by Buyer and
                  Seller and executed by Seller;

                           (xi) signed escrow instructions, reasonably
                  satisfactory to the Title Company and Buyer, in form and substance sufficient to carry out the Closing;

                           (xii) a certificate of Seller in the form of EXHIBIT
                  I attached hereto and made a part hereof;

                           (xiii) documentation reasonably acceptable to Buyer
                  confirming the termination of any management agreement relating to the Project;

                           (xiv) such other or further documentation as Buyer
                  may reasonably request at any time or from time to time in order: (A) to convey, vest, confirm or evidence Seller's title to the Partnership Interest intended to be conveyed, sold, transferred, assigned, and delivered to Buyer under this Agreement; or (B) to vest, confirm or evidence title to all or part of the Property being in the Partnership; and

                           (xv) a copy of any appraisals of the Project obtained
                  by Seller.

                  (b) Buyer shall deliver the balance of the Purchase Price to or for the benefit of Seller through escrow on or prior to the Closing Date together with the following:

                           (i) settlement statements agreed to by Seller and
                  executed by Buyer;

                           (ii) signed escrow instructions, reasonably
                  satisfactory to the Title Company, in form and substance sufficient to carry out the Closing;

                           (iii) a certificate of Buyer in the form of EXHIBIT J
                  attached hereto and made a part hereof; and

                           (iv) such other documents and instruments as may be
                  required by any other provision of this Agreement or as may reasonably be required to give effect to the terms and intent of this Agreement.

         9. DUE DILIGENCE PERIOD. For a period commencing on the date of this Agreement and ending on May 7, 1998 (the "Due Diligence Period"), Buyer shall be permitted to conduct a complete physical inspection of the Project, complete due diligence on the Project and review all materials to be provided by Seller to Buyer hereunder or otherwise reasonably requested. Without limiting the foregoing, Buyer or its representative shall have the right to conduct an audit of the financial records relating to the Project and the Partnership. Seller shall grant reasonable access to

Buyer and its representatives to the Project for the purpose of examining, inspecting or determining the condition of any part or all of the Project or records or information relating thereto (excluding internal reports expressing opinions concerning the value of the Project). Seller shall have the right to coordinate and accompany Buyer on any of such inspections. Any and all inspections, examinations, analyses and audits deemed necessary by Buyer shall be performed at Buyer's expense and shall not physically damage the Project. Buyer shall promptly and completely repair and restore any and all damage to the Project that may be caused by, or may occur in connection with or as a result of, any inspection, investigation, audit, test or visit to the Property by Buyer, its employees, and authorized agents and consultants. Buyer shall indemnify, protect, defend and hold Seller and its agents, employees and representatives harmless from and against any and all loss, cost, claim, liability, damage or expense (including, without limitation, attorneys' fees and expenses) arising out of physical damages or injuries to persons or property caused by Buyer's inspections, investigations, audits, tests or visits to the Project. Buyer's restoration and indemnification obligations set forth in this Section shall survive the Closing or termination of this Agreement. At Buyer's request, Seller shall promptly after the execution of this Agreement, deliver to Buyer or make available for inspection and copying to Buyer the following, if in Seller's possession or control:

                  (a) a copy of the most recent "Phase I Environmental Assessment" of the Property (if any), and any other written information concerning the environmental condition of the Project, including wetlands delineations, as Buyer may reasonably request and any authorizations reasonably necessary for Buyer, at Buyer's expense, to update such assessment or information, or reasonably necessary for Buyer, at Buyer's expense, or its agents to independently assess the environmental condition of the Property;

                  (b) a copy of Seller's most recent complete boundary survey of the Project

         (Buyer shall be entitled to receive and approve as set forth herein an updated and upgraded survey as reasonably required by Buyer);

                  (c) true and correct copies of the Books and Records for the Project, the Construction Documents, Tenant Leases, personal property leases, project contracts and any other document, instrument or other writing relating to the Project (but not internal expressions or opinions concerning the value of the Project, any personal information relating to the principals of Seller or matters that do not relate to the Project) or the operation thereof as Buyer may reasonably request;

                  (d) a listing of all individuals, if any, who work either on a full or part time basis at the Project and all such individuals' positions and salaries regardless of who such individuals are employed by; and

                  (e) true and correct copies of all documents and instruments relating to any mortgage indebtedness.

                  Without limiting the rights accorded to Buyer pursuant to
Section 7 hereof, at any time during or at the end of the Due Diligence Period, Buyer, in Buyer's sole discretion, may terminate this Agreement (by giving notice of such termination to Seller). Buyer shall notify Seller in writing either during or at the end of the Due Diligence Period with respect to whether or not Buyer elects to proceed with the transactions contemplated by this Agreement. If Buyer's written notice to Seller indicates that Buyer has elected to proceed with the transactions contemplated by this Agreement then the parties shall, subject to the satisfaction of the conditions set forth herein, proceed to the Closing. If Buyer's written notice to Seller indicates that Buyer has elected not to proceed with the transactions contemplated by this Agreement then this Agreement shall terminate and the Earnest Money Deposit shall be returned to Buyer. Upon termination of this Agreement by Buyer pursuant to this Section 9, neither party shall thereafter be under any further liability to the other, except as to matters which this Agreement expressly states are to survive a termination of this Agreement.

         10. CLOSING DATE. Unless the parties otherwise agree in writing, the Closing shall occur, subject to the conditions set forth in Section 7 of this Agreement, on a date designated by Buyer in writing, which date shall not be later than June 2, 1998, unless the Securities and Exchange Commission reviews Buyer's proxy statement in which case such date shall be no later than June 30, 1998 (the "Closing Date").

                  If Buyer fails to close hereunder even though all conditions to its obligations hereunder have been satisfied, or if Buyer otherwise is in default of any of its material obligations under this Agreement, Seller may, so long as Seller is not in default of any of its material obligations under this Agreement, terminate this Agreement by providing written notice to Buyer, in which case Seller shall receive the Earnest Money as liquidated damages and neither party shall thereafter be under any further liability to the other except for Buyer's obligation to repair damage as set forth in Section 9 above.

                  Buyer shall have the right to terminate this Agreement at any time after the Due Diligence Period by providing written notice to Seller. Notwithstanding anything in this Agreement to the contrary, in the event that Buyer terminates this Agreement after the Due Diligence Period, other than by reason of a right afforded Buyer under the terms and provisions hereunder and Seller has otherwise timely and fully complied with all of its obligations hereunder, Seller shall receive the Earnest Money Deposit as liquidated damages and neither party shall thereafter be under any further liability to the other, except for Buyer's obligation to repair damage as set forth in Section 9 above.

         11. PRORATIONS AND CLOSING COSTS. There shall be no proration, adjustment or final reading for any item of any kind (including, without limitation):

                  (a) Payments for any licenses or permits;

                  (b) All salaries, benefits or payroll taxes for employees of the Partnership; and

                  (c) Except with respect to delinquent real estate taxes and assessments that shall be paid in full by Seller at Closing, Buyer shall pay all closing costs relating to this transaction, including,
         (i) any escrow fee at the Closing, (ii) the cost of a new or upgraded or updated survey of the Property and (iii) the cost of the Title Policy together with all endorsements attached thereto. Each party shall pay its own attorneys' fees. Buyer agrees to accept the Partnership Interest without any reduction in the Purchase Price or any other credit or adjustment of any kind relative to or on account of (i) items customarily prorated in the sale of real estate or (ii) the indebtedness, liabilities, accrued expenses and obligations of the Partnership arising on the Closing Date (except for indebtedness or obligations incurred by Seller in violation of the provisions of this Agreement). Any positive net cash flow generated from operations of the Project shall be accumulated and either delivered or credited to Buyer after Closing.

         12. FIRE OR OTHER CASUALTY. Seller agrees to promptly advise Buyer in writing of any material damage to the Project. If all or any substantial portion of the Project (i.e. 10% or more of the value) shall, prior to the Closing, be damaged or destroyed by fire or any other cause, and such damage shall not have been repaired or reconstructed prior to the Closing in a good and workmanlike manner to the reasonable satisfaction of Buyer, Buyer may, at Buyer's option:
(a) remain obligated to perform this Agreement and receive all insurance proceeds received by or payable to Seller as a result of such damage or destruction plus an amount equal to any insurance policy deductible; or (b) by written notice of termination given to Seller not later than thirty (30) days after Seller provides Buyer with written notice of such damage or destruction, terminate this Agreement and receive any documents, instruments and funds previously deposited or paid including the Earnest Money Deposit (together with all interest earned thereon). If an unsubstantial portion of the Project (i.e. 10% or less of the value) shall, prior to the Closing, be damaged or destroyed by fire or any other cause and such damage shall not have been repaired or reconstructed prior to the Closing in a good and workmanlike manner to the reasonable satisfaction of Buyer, then Buyer shall be obligated to proceed to close the transaction contemplated hereby, but shall receive from Seller, on the Closing Date, an assignment of proceeds of the insurance payable under Seller's insurance policy plus an amount equal to any insurance policy deductible. Upon termination of this Agreement by Buyer pursuant to this Section 12, neither party shall thereafter be under any further liability to the other, except as otherwise expressly set forth in this Agreement.

         13. CONDEMNATION AND EMINENT DOMAIN. If, prior to the Closing Date, all or any portion of the Project shall be subjected to a taking, either total or partial, by eminent domain, condemnation, or for any public or quasi-public use, Buyer shall have the right to either (a) terminate this Agreement by giving written notice of termination to Seller, in which event all funds and documents deposited by Buyer and Seller shall be refunded or returned to the depositing party and neither party shall thereafter be under any further liability to the other and Buyer shall receive the Earnest Money Deposit, or (b) proceed to close this transaction in which event Seller shall assign to Buyer all proceeds resulting from such taking. Seller and Buyer each agree to forward promptly to the other any notice of intent received pertaining to a taking of all or a portion of the Project by way of condemnation, eminent domain or similar procedure for a taking of the Project in connection with any public or quasi-public use.

         14. INDEMNIFICATION.

                  (a) From and after the Closing, Buyer shall fully indemnify and hold Seller and its officers, directors, representatives, successors, and assigns harmless from and against any and all claims, demands, losses, liabilities, damages, and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Buyer to perform in any material respect any of its obligations hereunder, (ii) any material breach or inaccuracy of any representation or warranty of Buyer hereunder or (iii) the ownership of the Project or the Partnership Interest if that claim, demand, loss, liability, damage or expense first arises, accrues or exists from and after the Closing (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation or warranty or breach of any covenant made by Seller hereunder) or (iv) claims by third parties relating to contracts entered into by the Partnership or liabilities incurred by the Partnership (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation or warranty or breach of any covenant made by Buyer hereunder).

                  (b) From and after the Closing, subject to the limitations set forth in Section 14(c) below, Seller and the Management Team, jointly and severally, shall fully indemnify Buyer and hold Buyer, its officers, directors, successors, and assigns harmless from and against any and all claims, demands, losses, liabilities, damages, and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Seller or the Management Team to perform in any material respect any of its obligations hereunder or (ii) the material inaccuracy of any representation or warranty made by Seller or the Management Team hereunder.

                  (c) Notwithstanding anything to the contrary contained in this Agreement or the Contribution Agreement, (i) Seller's liability under this Agreement (taken together with Seller's liability under the Contribution Agreement relating to the same matters) shall be limited to an amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate and (ii) each member of the Management Team's liability under this Agreement and the Contribution Agreement shall be limited to an amount equal to the total compensation received by each such member of the Management Team under this Agreement and the Contribution Agreement which amounts are set forth on EXHIBIT L attached hereto and made a part hereof. Each member of the Management Team shall have the option of satisfying any indemnification obligation owed to Buyer hereunder either (i) by satisfying such obligation in cash (such cash payment to be delivered by certified check or wire transfer in immediately available funds) or (ii) subject to the limitations described in this Section 14(c) below, by delivering and assigning to Buyer all of such member's respective right, title and interest in and to such of the limited partnership units in HP having a value (set for these purposes, as such units' value on the Closing
         Date) equal to the amount that it receives pursuant to the terms of the Contribution Agreement. The right to elect to exercise option (ii) above in connection with the satisfaction of any indemnification obligation owed to Buyer may be exercised only with respect to such limited partnership units owned by such member that can be assigned and delivered to Buyer free and clear of all liens, pledges, restrictions and encumbrances whatsoever. Each member of the Management Team acknowledges and agrees that Buyer shall have no obligation to accept the assignment and delivery of any limited partnership units contemplated by option (ii) above unless and until the member or members of the Management Team (as the case may be) seeking to exercise the rights provided in option (ii) deliver to Buyer (x) a certificate representing and warranting that such member owns those of his respective limited partnership units in HP being tendered free and clear of all liens, pledges, restrictions and encumbrances whatsoever and (y) uniform commercial code searches of all applicable jurisdictions reasonably requested by Buyer that show no encumbrances on such member's limited partnership units in HP.

                  (d) Except for any claim relating to a breach of any representation and warranty set forth in Section 3(o) of this Agreement, any claim for indemnification under clause (ii) of Section 14(a) or Section 14(b) must be asserted in writing and with specificity by the date (the "Claim Expiration Date") that is three hundred sixty five (365) days after the Closing Date, and any and all claims not so asserted by the applicable Claim Expiration Date shall automatically expire and be deemed to have been forever waived, released and of no force or effect.

         15. MECHANICS' LIENS. Seller and Buyer each agree to give the other notice of any lien promptly after obtaining knowledge thereof.

         16. INTENTIONALLY OMITTED

         17. MISCELLANEOUS.

                  (a) This Agreement, including the Exhibits attached hereto, shall be deemed to contain all of the terms and conditions agreed upon with respect to the subject matter hereof, it being understood that there are no outside representations or oral agreements.

                  (b) Unless otherwise expressly required or permitted by the terms of this Agreement, any notice required or permitted to be given hereunder by the parties shall be delivered personally, by nationally recognized overnight courier, or served by certified or registered mail or facsimile to the parties at the addresses and facsimile numbers set forth below, unless different addresses or facsimile numbers are given by one party to the other:

                  AS TO SELLER:
                  -------------

                           MIG DEVELOPMENT COMPANY
                           Attn: Larry Wright
                           250 Australian Avenue, South, Suite 400
                           West Palm Beach, Florida 33401
                           Phone (561) 820-1300
                           Fax   (561) 832-1622

                  WITH A COPIES TO:
                  -----------------

                           MAYER, BROWN & PLATT
                           Attn:  Robert Berger, Esq.
                           190 S. LaSalle Street
                           Chicago, Illinois 60603
                           Phone (312) 701-7711
                           Fax   (312) 782-0600

                           and

                           JAMES ELWOOD AND LANNY KALIK
                           C/O MIG DEVELOPMENT COMPANY
                           250 Australian Avenue, South, Suite 400
                           West Palm Beach, Florida 33401
                           Phone (561) 820-1300
                           Fax (561) 832-1622

                  AS TO BUYER:
                  ------------

                           ASSOCIATED ESTATES REALTY CORPORATION
                           Attn: Martin A. Fishman, Esq., Vice President 5025 Swetland Court
                           Richmond Heights, Ohio 44143
                           Phone (216) 473-8780
                           Fax  (216) 473-8105

                  WITH A COPY TO:
                  ---------------

                           BAKER & HOSTETLER LLP
                           Attn:  Paul E. Bennett, Esq.
                           3200 National City Center
                           1900 East Ninth Street
                           Cleveland, Ohio 44114-3485
                           Phone (216) 861-7484
                           Fax  (216) 696-0740

                  (c) Seller and Buyer each represent and warrant to the other that such party has had no dealing with any real estate broker or agent so as to entitle such broker or agent to any commission in connection with the sale of the Partnership Interest to Buyer, which representations and warranties shall survive the closing of the transactions contemplated hereby. If for any reason any such commission shall become due, the party who retained such broker shall pay any such commission and agrees to indemnify and save the other party harmless from any and all claims for any such commission and from any attorneys' fees and litigation or other expenses relating to any such claim.

                  (d) This Agreement may not be assigned by Seller without the prior written consent of Buyer. This Agreement may be assigned by Buyer without the prior written consent of Seller to an entity wholly owned or controlled by Buyer but no such assignment shall relieve Buyer from its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  (e) After the Closing, the parties shall execute and deliver such further documents and instruments of conveyance, sale, assignment, transfer or otherwise, and shall take or cause to be taken such other or further action as either party shall reasonably request at any time or from time to time in order to effectuate the terms and provisions of this Agreement.

                  (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

                  (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

                  (h) If the date for performance of any act under this Agreement falls on a Saturday, Sunday or federal holiday, the date for such performance shall automatically be extended to the first succeeding business which is not a Saturday, Sunday or federal holiday.

                  (i) Lanny M. Kalik, James C. Elwood and Edwin B. Wayman hereby join in this Agreement solely for the purpose of confirming their respective agreements to execute and deliver the guaranty attached as EXHIBIT K and the Development Consulting Agreement attached as EXHIBIT M on or before the Closing Date, and Wright and Cote', also hereby agree, without limiting or diminishing their obligations under this Agreement as members of the Management Team, to execute and deliver the guaranty attached as EXHIBIT K.

                  (j) Any litigation or other formal dispute resolution process under, concerning, arising out or relating to this Agreement or the performance of any duty or obligation hereunder shall be brought, instituted, maintained and conducted solely and exclusively in the Florida State or Federal courts sitting in Orange County, Florida (or the Federal District Court for Orange County). Each party to this Agreement irrevocably consents to jurisdiction over its person and property in and by, and venue in, such courts for purposes of adjudicating any and all disputes arising under, concerning, or relating in any way to this Agreement or any subject matter hereof or matter addressed or dealt with herein. Buyer agrees to use reasonable efforts to join all parties to this Agreement and the guaranty attached as EXHIBIT K in a single action in the event that any litigation is commenced by Buyer hereunder or under or in respect of any such guaranty. If any dispute or litigation arises under this Agreement or concerning the subject matter hereof, the reasonable costs and expenses thereof (including, without limitation, court costs and reasonable attorneys' fees and expenses for all appellate and trial court proceedings) shall be paid and reimbursed to the substantially prevailing party by the non-prevailing party whether or not a final judgment on the merits of such dispute is ever entered in such litigation, with the court to determine who is the substantially prevailing party for these purposes (which party need not be awarded, or otherwise receive, all of the relief it had request in order to be deemed "substantially prevailing" for purposes hereof). Notwithstanding any of the other provisions of this Agreement to the contrary, if Buyer is deemed to be the substantially prevailing party in any of the litigation discussed above and the amount of such fees, together with the amount of any relief or judgments granted to Buyer as a result of such litigation, exceed (i) Seller's limitation on liability set forth in Section 14(c) hereof or
         (ii) any of Lanny M. Kalik's, James C. Elwood's or Edwin B. Wayman's respective limitations on liability set forth in the guaranty attached hereto as EXHIBIT K, then each member of the Management Team, jointly and severally, hereby agrees to pay and reimburse Buyer for all such excess costs, without regard to the liability limitations set forth in
         Section 14(c) of this Agreement and will promptly pay and reimburse to Buyer all such excess costs and expenses.

                  (k) It is understood and agreed that before the Closing Date, Seller will cause the Partnership to do the following, all without any reduction in the consideration being delivered by Buyer to Seller hereunder: Transfer and assign to Elwood and Kalik any world wide right, title and interest that Seller may presently have in the Approved Plans and Specifications. Buyer acknowledges and agrees as follows (i) neither it nor the Partnership will have any right of any kind to have or use the Approved Plans and Specifications other than the Partnership's right to use the same in connection with the ownership and operation of the Project and (ii) until the fifth anniversary of the Closing Date, neither it nor the Partnership will, directly or indirectly or through a corporation, partnership or entity that either of them owns, use (without the consent of Elwood and Kalik) any of the architects listed in SCHEDULE 17(k) attached hereto and made a part hereof (who are architects that Elwood and Kalik have used, and expect to use in the future, in connection with their development or construction of garden apartment projects in Florida) in connection with their development in Florida of any 2-story or 3-story garden apartment projects having between 200 and 800 units. The restriction contained in subpart (ii) of the preceding sentence is not intended to restrict Buyer, nor shall it prohibit Buyer, the Partnership or any corporation, partnership or entity that either of them owns from acquiring any apartment project in Florida that was architecturally designed in whole or in part by any of the architects listed in SCHEDULE 17(k) nor from entering into a contract with any builder/developer or other person for the purpose of acquiring an apartment project upon completion of construction, which is designed, in whole or in part, by any of the architects listed in
         SCHEDULE 17(k) pursuant to a bona fide transaction initiated by that builder/developer or other person.

                  (l) The parties acknowledge that the transactions contemplated by this Agreement do NOT constitute a sale, conveyance or transfer of real property. Nevertheless, to avoid any possibility that the letter, the spirit or the general policy reflected in the relevant Florida statute would not be satisfied, the parties include the following legend here: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

                   [balance of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have signed four counterparts of this Agreement, each of which shall be deemed to be an original document, as of the date set forth above, which date shall be date upon which Buyer executes this Agreement.


BUYER:                                               SELLER:

ASSOCIATED ESTATES                                   MIG DEVELOPMENT COMPANY
REALTY CORPORATION

By:                                                  By:
    ______________________________                     ______________________________
    Jeffrey I. Friedman, President                      Larry Wright, Chief Executive
                                                        Officer

                                                     MANAGEMENT TEAM

                                                     __________________________________
                                                     Larry Wright (also in his capacity
                                                     of guarantor)

                                                     __________________________________
                                                     James A. Cote'(also in his capacity
                                                     of guarantor)

                                                     __________________________________
                                                     Louis E. Vogt

                                                     __________________________________
                                                     Greg L. Golz

                                                     __________________________________
                                                     William T. Hughes, Jr.

                                                     GUARANTORS

                                                     __________________________________
                                                     Lanny M. Kalik

                                                     __________________________________
                                                     James C. Elwood

                                                     __________________________________
                                                     Edwin B. Wayman

                             EXHIBITS AND SCHEDULES





EXHIBIT A  LEGAL DESCRIPTION OF PROPERTY
EXHIBIT B  PERSONAL PROPERTY
EXHIBIT C  APPROVED PLANS AND SPECIFICATIONS
EXHIBIT D  PARTNERSHIP AGREEMENT
EXHIBIT E  LEASE GUIDELINES
EXHIBIT F  INTENTIONALLY OMITTED
EXHIBIT G  ASSIGNMENT OF PARTNERSHIP INTEREST
EXHIBIT H  LETTER REGARDING BOOKS AND RECORDS
EXHIBIT I  SELLER'S CERTIFICATE
EXHIBIT J  BUYER'S CERTIFICATE
EXHIBIT K  GUARANTY
EXHIBIT L  LIABILITY CAPS
EXHIBIT M  DEVELOPMENT CONSULTING AGREEMENT
EXHIBIT N  INDEMNITY AGREEMENT
EXHIBIT O  BOOKS & RECORDS
EXHIBIT P  GENERAL CONSTRUCTION CONTRACT
EXHIBIT Q  PERFORMANCE, PAYMENT AND SURETY BONDS
EXHIBIT R  LEASE FORM

SCHEDULE 3(d)
SCHEDULE 3(i)
SCHEDULE 3(k)
SCHEDULE 3(q)
SCHEDULE 3(t)
SCHEDULE 17(k)

                                    EXHIBIT E
                                    ---------

                               LEASING GUIDELINES
                               ------------------



1. MINIMUM RENT: No suites may be leased for less than the following minimum rents:

                  Type of                                               Number of
                   Suite            Minimum Rent                         Suites
                   -----            ------------                         ------

                  Center Units      $___ per month                         __
                  End Units         $___ per month                         __

2.  SECURITY DEPOSITS:

         a. minimum security deposit for each suite shall be equal to one-half (1/2) of one (1) month's rent.

3.  PET DEPOSITS:

         a. $300 ($150 shall be refundable at the end of the lease term, assuming no damages);

         b.       $20 per month in addition to minimum rent;

         c.       Pet to not weigh more than thirty-five (35) lbs.;and

         d.       Only one (1) pet per household.

4.       TERM:

         a.       Minimum lease term of one (1) year.

5.       CREDIT REQUIREMENTS:

         a. Rent to income ratio should not exceed thirty percent (30%) per household;

         b. Debt to income ratio should be no more than fifty percent (50%) per household;

         c. Credit report should be obtained for all rental applicants who are twenty one (21) years of age or older;

         d.       Verification of current residence

                  i. if current landlord is a multi-family property then call must be placed to confirm reasons for the termination of the applicant's existing lease;

         e.       Verification of current employer

                  i. verification of previous employer if current employment is less than five (5) years;

         f. If any applicant fails to meet any of the foregoing credit requirements then, except with respect to matters described in subsection (g) below require (i) one (1) month of rent as security deposit; or (ii) co-sign of lease;

         g.       Grounds for rejection:

                  i.       foreclosure in last year

                  ii.      repossession in last three (3) years

                  iii.     poor credit ratios

                                    EXHIBIT G

                       ASSIGNMENT OF PARTNERSHIP INTEREST

                  THIS ASSIGNMENT is made as of the ____ day of ______________, 1998, by and between MIG DEVELOPMENT COMPANY, a Florida corporation ("Assignor"), and [AERC REIT SUB], an Ohio corporation, (the "Assignee"),

                  WHEREAS, Assignor is the owner of a general partnership interest in MIG/Pines Development, Ltd., a Florida limited partnership (the "Partnership Interest");

                  WHEREAS, Assignor desires, in exchange for an amount of cash heretofore agreed upon, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

                  WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

                  NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of its right, title and interest in and to its Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

                  IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                    ASSIGNOR:

                                    MIG Development Company

                                    By: ____________________________

                                    Its:____________________________


                                    ASSIGNEE:

                                    [Associated Estates Realty
                                    Corporation REIT Sub]

                                    Its: General Partner

                                    By:___________________________
                                            Martin A. Fishman

                                    Its: Vice President

                                    EXHIBIT H

                            ______________ __, 19___




Martin A. Fishman, Esq.
Associated Estates Realty Corporation
5024 Swetland Court
Richmond Heights, OH 44143

Dear Marty:

                  The undersigned (the "Seller") hereby certifies that to the best of its Actual Knowledge (as that term is defined in the Purchase Agreement pursuant to which this certificate is delivered), the financial books and records (the "Books and Records") relating to the ______________ (the "Project") are available at _____________________________. We have directed our agent who is in possession of the Books and Records to make all of the Books and Records, or true copies thereof and any backup documentation available for inspection and copying by Associated Estates Realty Corporation ("AERC") and their auditors in connection with AERC's reporting requirements on reasonable notice to the undersigned.


                                                ______________________________


                                            By:_____________________________

                                            Its:____________________________

                                    EXHIBIT I

                              SELLER'S CERTIFICATE
                              --------------------


                  _______________________________ (the "Seller"), hereby
certifies, represents, and warrants to Associated Estates Realty Corporation ("AERC") pursuant to Section ______ of the Partnership Interests Purchase Agreement by and between the Seller and AERC dated as of ____________________________ (the "Agreement"), that except as set forth on Attachment 1 attached hereto and made a part hereof, the representations and warranties of Seller set forth in the Agreement were true and correct when made and are true and correct as of the Closing Date. The Seller acknowledges and agrees that the disclosure of the matters set forth on Attachment 1 shall in no way affect the rights of Buyer to decline to proceed to the Closing (as that term is defined in the Agreement) or any way modify or amend the provisions of
Section 7(a)(i) of the Agreement.


         IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the _____ day of ______________, 19___.


                                                ______________________________


                                            By:_____________________________

                                            Its:____________________________

                                  ATTACHMENT 1

                                    EXHIBIT J

                      ASSOCIATED ESTATES REALTY CORPORATION
                               BUYER'S CERTIFICATE
                               -------------------


                  Associated Estates Realty Corporation, an Ohio corporation ("AERC") certifies, represents, and warrants pursuant to Section _____ of the Partnership Interests Purchase Agreement dated as of ______________ by and between _______________________ and AERC (the "Agreement"), that except as set forth on Attachment 1 attached hereto and made a part hereof, the representations and warranties of AERC as set forth in the Agreement were true and correct when made and are true and correct as of the Closing Date. AERC acknowledges and agrees that the disclosure of the matters set forth on Attachment 1 shall in no way affect the rights of Seller (as defined in the Agreement) to decline to proceed to the Closing (as defined in the Agreement) or any way modify or amend the provisions of Section 7(b)(i) of the Agreement.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ______ day of ________________, 19___.


                                     ASSOCIATED ESTATES REALTY
                                     CORPORATION


                                     By  ___________________________________
                                         Martin A. Fishman, Vice President

                                  ATTACHMENT 1

                                    EXHIBIT K
                                    ---------

                                    GUARANTY
                                    --------


                  GUARANTY, dated as of ____________ ___, 1998, made by LARRY WRIGHT, JAMES A. COTE', LANNY M. KALIK ("Kalik") , JAMES C. ELWOOD ("Elwood") and EDWIN B. WAYMAN ("Wayman") (collectively the "Guarantors" or singularly a "Guarantor"), in favor of ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation ("AEC") and [AERC REIT Sub, an ___________________ ("Sub")] AEC and sub collectively "AERC").

                  PRELIMINARY STATEMENTS:

                  (1) AEC, as subsequently assigned to Sub, has entered into a Partnership Interest Purchase dated March __, 1998 (the "Purchase Agreement") with MIG Development Company, a Florida corporation ("MIG"), pursuant to which, subject to certain conditions, Sub will purchase the Partnership Interest (as defined in the Purchase Agreement) from to MIG.

                  (2) It is a condition precedent to Sub purchasing the Partnership Interest from MIG that Guarantors shall execute and deliver to AERC this Guaranty.

                  NOW, THEREFORE, in consideration of the premises and in order to induce AERC to consummate the transactions contemplated by the Purchase Agreement, Guarantors hereby agree with AERC as follows:

                  SECTION 1. GUARANTY. Lanny M. Kalik, James C. Elwood and Edwin
B. Wayman, severally and each of the other Guarantors, jointly and severally, hereby absolutely, unconditionally and irrevocably guarantee to AERC (i) the full, complete and prompt performance and observance of all of the obligations, duties and agreements of MIG arising under the Purchase Agreement in strict accordance with the terms and conditions thereof (the "Obligations"); PROVIDED, HOWEVER, that this Guaranty shall be limited to Two Hundred Fifty Thousand Dollars ($250,000), in the aggregate, and will be further limited with respect to Lanny M. Kalik to $_________________, James C. Elwood to $_________________
and Edwin B. Wayman to $_________________, respectively. All recoveries hereunder up to a total of $250,000 in the aggregate will be allocated and apportioned between the Guarantors in proportion to their respective maximum liability amounts set out in the preceding sentence (and, for purposes of this sentence only, the respective amounts of each of Larry Wright and James Cote' will be one-half of the amount by which $250,000 exceeds the total of the maximum liability amounts of Kalik, Elwood and Wayman). There shall be counted and charged against the respective maximum liability amounts of Kalik, Elwood and Wayman hereunder any amounts recovered from them in respect of "substantially prevailing party" legal fees under Section 17.03 of the Purchase Agreement. All payments by Guarantors or any Guarantor shall be made in lawful money of the United States of America. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Obligations and would be owed by MIG or the Management Team to AERC under the Purchase Agreement, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving MIG.

                  SECTION 2. GUARANTY ABSOLUTE. Lanny M. Kalik, James C. Elwood and Edwin B.

Wayman severally and each of the other Guarantors, jointly and severally, guarantee that the Obligations will performed strictly in accordance with the terms of the Purchase Agreement, irrespective of:

                      (i) any change in the time, manner or place of payment or
                  performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Purchase Agreement; or

                      (iii) any failure to give notice to any Guarantor of MIG's failure to perform any of the Obligations when required, or of any default or event of default under the Purchase Agreement.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if, at any time, any of the Obligations are rescinded by AERC upon the insolvency, bankruptcy or reorganization of MIG or otherwise, all as though such recision had not occurred.

                  SECTION 3. GUARANTY ABSOLUTE.Guarantors hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and, any requirement that AERC exhaust any right or take any action against MIG or any other person or entity or any real or personal property of MIG or any other person or entity.

                  SECTION 4. NO SUBROGATION. Guarantors hereby waive and relinquish any right to subrogation or other right or claim to payment against MIG arising out of or on account of any sum paid or agreed to be paid by Guarantors under this Guaranty, whether such right or claim is liquidated, unliquidated, fixed, contingent, matured or unmatured. If any amount shall be paid to Guarantors or any Guarantor in violation of the preceding sentence at any time prior to the performance of all Obligations then to be performed, such amount shall be deemed to have been paid to such Guarantor or Guarantors, as the case may be, and held in trust, for the benefit of AERC and shall forthwith be paid to AERC to be credited and applied to the Obligations, whether matured or unmatured, in accordance with the terms of the Purchase Agreement. Guarantors acknowledge that they will receive direct and indirect benefits for the arrangements contemplated by the Purchase Agreement and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. Guarantors consent and agree that AERC shall not be under any obligation to marshall any assets in favor of Guarantors or any Guarantor or against or in performance of any or all of the Obligations. This Section 4 is made for the express benefit of MIG as well as AERC and may be enforced independently by MIG.

                  SECTION 5. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants as follows:

                           (a) The execution, delivery and performance by such
                  Guarantor of this Guaranty does not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to such Guarantor; or (ii) result in a breach of or constitute a default under any indenture, loan or credit agreement, lease, or any other agreement or instrument to which such Guarantor is a party or by which he or any of his properties may be bound or affected; and such Guarantor is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument;

                           (b) This Guaranty is the legal, valid and binding
                  obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms;

                           (c) No authorization, consent, license, approval or
                  other action by, and no notice to or filing with, any federal, state or local government or any court, governmental department, commission, board, bureau, agency or instrumentality thereof, is or will be required for the due execution, delivery and performance by Guarantor of this Guaranty; and

                           (e) The assumption by such Guarantor of his
                  obligations under this Guaranty will result in direct financial benefit to such Guarantor.

                  SECTION 6. AMENDMENTS, WAIVER, ETC. (a) No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by AERC, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) The waiver (whether expressed or implied) by AERC of any breach of the terms or conditions of this Guaranty, shall not prejudice any remedy of AERC in respect of any continuing or other breach of the terms and conditions hereof, and shall not be construed as a bar to any right or remedy which AERC would otherwise have on any future occasion under this Guaranty.

                  (c) No failure to exercise nor any delay in exercising on the part of AERC any right, power or privilege under this Guaranty, shall operate as a waiver thereof or a consent thereto; further, no single or partial exercise of any right, power or privilege under this Guaranty shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  SECTION 7. ACTIONS. Each failure of Guarantors or any Guarantor to perform any part or portion of the Obligations when required shall give rise to a separate cause of action against Guarantors or any Guarantor under this Guaranty and separate suits may be brought against Guarantors or any Guarantor hereunder as each cause of action arises.

                  SECTION 8. CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the complete and prompt performance of the Obligations and (ii) be binding upon each Guarantor, and his respective heirs and representatives; and (iii) inure to the benefit of and be enforceable by AERC and their respective successors, transferees and assigns.

                  SECTION 9. SEVERABILITY. If any term or provision of this Guaranty is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Guaranty shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

                  SECTION 10. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the law of the State of Florida, without reference to principles of conflicts of law.

                  SECTION 11. JURISDICTION. Any litigation or other formal dispute resolution process under, concerning, arising out or relating to this Guaranty or the performance of any duty or obligation of any Guarantor hereunder shall be brought, instituted, maintained and conducted solely and exclusively in the Florida State or Federal courts sitting in Broward County, Florida (or the Federal District Court for Broward County). Each party to this Guaranty irrevocably consents to jurisdiction over its person and property in and by, and venue in, such courts for purposes of adjudicating any and all disputes arising under, concerning, or relating in any way to this Guaranty or any subject matter hereof or matter addressed or dealt with herein. AERC agrees to use reasonable efforts to join all parties to this Guaranty and MIG in a single action in the event that any litigation is commenced by AERC hereunder.

                  IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned at Broward, Florida after having read and fully understanding the language contained herein, as of the day and year first above written.

                                             GUARANTORS:

                                             ____________________________
                                             Larry Wright

                                             ____________________________
                                             James A. Cote'

                                             ____________________________
                                             Lanny M. Kalik

                                             ____________________________
                                             James C. Elwood

                                             ____________________________
                                             Edwin B. Wayman

Contribution and Partnership
Purchase Agreement                                                   EXHIBIT H-2
                                                                     -----------



                        GENERAL PARTNER INTEREST PURCHASE
                             AGREEMENT FOR HOLLYWOOD

Contribution and Partnership
Purchase Agreement                                                    EXHIBIT I
                                                                      ----------


            FORMULA FOR VALUATION OF HOLLYWOOD PARTNERSHIP INTERESTS

I. A UNIT AND B UNIT VALUATIONS: Each A Unit and B Unit shall be equal in value to the value of a common share, without par value, of AERC ("COMMON SHARES") based upon the following formula:

         (i) if the Closing Share Price is greater than or equal to 106% of the Average Share Price, the value of each A and B Unit shall equal the result of the Closing Share Price divided by 1.06;

         (ii) if the Closing Share Price is less than or equal to the Average Share Price, the value of each A and B Unit shall equal the Closing Share Price; or

         (iii) if the Closing Share Price is greater than the Average Share Price but less than 106% of the Average Share Price, the value of each A and B Unit shall equal the Average Share Price.

                  For purposes of this Formula:

                  (A) "AVERAGE SHARE PRICE" shall mean the average of the closing prices on the New York Stock Exchange of the Common Shares for the twenty (20) Trading Days immediately preceding the date hereof.

                  (B) "CLOSING SHARE PRICE" shall mean the average closing prices on the New York Stock Exchange of the Common Shares for the twenty (20) Trading Days immediately preceding the Closing Date.

                  (C) "TRADING DAYS" shall mean each day that Common Shares are traded on the New York Stock Exchange.

II.      C UNIT VALUATIONS: Each C Unit shall be valued at $23.63 per Unit.

III. GENERAL: No certificates for fractional Units shall be issued or delivered in connection herewith. To the extent that a fractional Unit would otherwise have been deliverable, any Limited Partner shall be entitled to receive a cash payment therefor in an amount equal to the value of such fractional interest. Such payment with respect to fractional Units is merely intended to provide a mechanical rounding off of, and is not separately bargained for, consideration. The foregoing shall apply to, under and with respect to all exhibits to this Agreement, including (without limitation) Exhibits I-1, I-2, J, and J-1.

Contribution and Partnership
Purchase Agreement                                                   EXHIBIT I-1
                                                                     -----------


             FORMULA FOR VALUATION OF KIRKMAN PARTNERSHIP INTERESTS

         A, B AND C UNIT VALUATIONS: Each A, B and C Unit shall be valued at $23.63 per Unit.

Contribution and Partnership
Purchase Agreement                                                   EXHIBIT I-2
                                                                     -----------


                 FORMULA FOR VALUATION OF AERC'S UNITS RELATING
                             TO INITIAL CONTRIBUTION

         A General Partner's Unit ("AERC UNITS") shall be valued at the weighted average of the aggregate of all A, B and C Units issued at the Initial Closing.

Contribution and Partnership
Purchase Agreement                                                     EXHIBIT J
                                                                       ---------


              FORMULA FOR VALUATION OF PINES PARTNERSHIP INTERESTS

I. NEW A UNIT AND D UNIT VALUATIONS: The value of each New A Unit and New D Unit shall be equal to the average closing prices of the Common Shares for the twenty (20) Trading Days immediately preceding the Closing Date. ("COMMON SHARES" and "TRADING DAYS" are defined on
         Exhibit I, above.)

II.      E UNIT VALUATIONS: Each E Unit shall be valued at $23.63 per Unit.

Contribution and Partnership
Purchase Agreement                                                   EXHIBIT J-1
                                                                     -----------


                 FORMULA FOR VALUATION OF AERC'S UNITS RELATING
                             TO SECOND CONTRIBUTION

         A General Partner's Unit (AERC Units) shall be valued at the weighted average of the aggregate of all A, D and E Units issued at the Second Closing.

Contribution and Partnership
Purchase Agreement                                                   EXHIBIT K-1
                                                                     -----------

                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ______________, 1998, by and between ED WAYMAN ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Hollywood Development, Ltd., a Florida limited partnership (the "PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee or cash or a combination thereof, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                    ASSIGNOR:

                                    ___________________________________
                                    Ed Wayman

                                    ASSIGNEE:

                                    AERC HP Advisors LP

                                    By:    Associated Estates Realty Corporation
                                    Its:   General Partner


                                    By:    ___________________________
                                           Martin A. Fishman
                                    Its:   Vice President

Contribution and Partnership
Purchase Agreement                                                  EXHIBIT K-2
                                                                    ------------


                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ______________, 1998, by and between ED WAYMAN ("Assignor"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Orlando Development, Ltd., a Florida limited partnership (the
"PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee or cash or a combination thereof, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                   ASSIGNOR:

                                   ______________________________
                                   Ed Wayman

                                   ASSIGNEE:

                                   AERC HP Advisors LP

                                   By:    Associated Estates Realty Corporation
                                   Its:   General Partner


                                   By:    ___________________________
                                          Martin A. Fishman
                                   Its:   Vice President

Contribution and Partnership
Purchase Agreement                                                  EXHIBIT K-3
                                                                    -----------


                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ______________, 1998, by and between ED WAYMAN ("Assignor"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Pines Development, Ltd., a Florida limited partnership (the "PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee or cash or a combination thereof, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                   ASSIGNOR:

                                   ________________________________
                                   Ed Wayman


                                   ASSIGNEE:

                                    AERC HP Advisors LP

                                    By:    Associated Estates Realty Corporation
                                    Its:   General Partner

                                    By:    ___________________________
                                           Martin A. Fishman
                                    Its:   Vice President

Contribution and Partnership
Purchase Agreement                                                   EXHIBIT L-1
                                                                     -----------


                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ______________, 1998, by and between LARRY WRIGHT ("Assignor"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Hollywood Development, Ltd., a Florida limited partnership (the "PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                    ASSIGNOR:

                                    ________________________________
                                    Larry Wright


                                    ASSIGNEE:

                                    AERC HP Advisors LP

                                    By:    Associated Estates Realty Corporation
                                    Its:   General Partner

                                    By:    ___________________________
                                           Martin A. Fishman
                                    Its:   Vice President

Contribution and Partnership
Purchase Agreement                                                   EXHIBIT L-2
                                                                     -----------


                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ______________, 1998, by and between LARRY WRIGHT ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Orlando Development, Ltd., a Florida limited partnership (the
"PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                  ASSIGNOR:

                                  _________________________________
                                  Larry Wright


                                  ASSIGNEE:

                                  AERC HP Advisors LP

                                  By:     Associated Estates Realty Corporation
                                  Its:    General Partner

                                  By:     ___________________________
                                          Martin A. Fishman
                                  Its:    Vice President

Contribution and Partnership
Purchase Agreement                                                   EXHIBIT L-3
                                                                     -----------


                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ______________, 1998, by and between LARRY WRIGHT ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Pines Development, Ltd., a Florida limited partnership (the "PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                    ASSIGNOR:

                                    ________________________________
                                    Larry Wright


                                    ASSIGNEE:

                                    AERC HP Advisors LP

                                    By:    Associated Estates Realty Corporation
                                    Its:   General Partner

                                    By:    ___________________________
                                           Martin A. Fishman
                                    Its:   Vice President

Contribution and Partnership
Purchase Agreement                                                   EXHIBIT M-1
                                                                     -----------


                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ______________, 1998, by and between JAMES A. COTE ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Hollywood Development, Ltd., a Florida limited partnership (the "PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                  ASSIGNOR:

                                  ________________________________
                                  James A. Cote


                                  ASSIGNEE:

                                  AERC HP Advisors LP

                                  By:    Associated Estates Realty Corporation
                                  Its:   General Partner

                                  By:    ___________________________
                                         Martin A. Fishman
                                  Its:   Vice President

Contribution and Partnership
Purchase Agreement                                                   EXHIBIT M-2
                                                                     -----------


                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ______________, 1998, by and between JAMES A. COTE ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Orlando Development, Ltd., a Florida limited partnership (the
"PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                 ASSIGNOR:

                                 ___________________________________
                                 James A. Cote


                                 ASSIGNEE:

                                 AERC HP Advisors LP

                                 By:     Associated Estates Realty Corporation
                                 Its:    General Partner

                                 By:     ___________________________
                                         Martin A. Fishman
                                 Its:    Vice President

Contribution and Partnership
Purchase Agreement                                                  EXHIBIT M-3
                                                                    -----------

                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ______________, 1998, by and between JAMES A. COTE ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Pines Development, Ltd., a Florida limited partnership (the "PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                  ASSIGNOR:

                                  ________________________________
                                  James A. Cote


                                  ASSIGNEE:

                                  AERC HP Advisors LP

                                  By:     Associated Estates Realty Corporation
                                  Its:    General Partner

                                  By:     ___________________________
                                          Martin A. Fishman
                                  Its:    Vice President

Contribution and Partnership
Purchase Agreement                                                  EXHIBIT N-1
                                                                    -----------


                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ______________, 1998, by and between JAMES ELWOOD ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Hollywood Development, Ltd., a Florida limited partnership (the "PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee or cash or a combination thereof, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                  ASSIGNOR:

                                  ___________________________________
                                  James Elwood


                                  ASSIGNEE:

                                  AERC HP Advisors LP

                                  By:    Associated Estates Realty Corporation
                                  Its:   General Partner

                                  By:    _____________________________
                                         Martin A. Fishman
                                  Its:   Vice President

Contribution and Partnership
Purchase Agreement                                                  EXHIBIT N-2
                                                                    -----------


                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ____________, 1998, by and between JAMES ELWOOD ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Orlando Development, Ltd., a Florida limited partnership (the
"PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee or cash or a combination thereof, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                  ASSIGNOR:

                                  __________________________________
                                  James Elwood


                                  ASSIGNEE:

                                  AERC HP Advisors LP

                                  By:    Associated Estates Realty Corporation
                                  Its:   General Partner

                                  By:    ___________________________
                                         Martin A. Fishman
                                  Its:   Vice President

Contribution and Partnership
Purchase Agreement                                                  EXHIBIT N-3
                                                                    -----------


                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ______________, 1998, by and between JAMES ELWOOD ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Pines Development, Ltd., a Florida limited partnership (the "PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee or cash or a combination thereof, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                  ASSIGNOR:

                                  ___________________________________
                                  James Elwood


                                  ASSIGNEE:

                                  AERC HP Advisors LP

                                  By:      Associated Estates Realty Corporation

                                  Its:     General Partner

                                  By:      ___________________________
                                           Martin A. Fishman
                                  Its:     Vice President

Contribution and Partnership
Purchase Agreement                                                  EXHIBIT O-1
                                                                    -----------


                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ______________, 1998, by and between LANNY KALIK ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Hollywood Development, Ltd., a Florida limited partnership (the "PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee or cash or a combination thereof, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                    ASSIGNOR:

                                   ________________________________
                                   Lanny Kalik

                                   ASSIGNEE:

                                   AERC HP Advisors LP

                                   By:    Associated Estates Realty Corporation

                                   Its:   General Partner

                                   By:    ___________________________
                                          Martin A. Fishman
                                   Its:   Vice President

Contribution and Partnership
Purchase Agreement                                                   EXHIBIT O-2
                                                                     -----------


                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ______________, 1998, by and between LANNY KALIK ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Orlando Development, Ltd., a Florida limited partnership (the
"PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee or cash or a combination thereof, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                   ASSIGNOR:

                                   _______________________________
                                   Lanny Kalik

                                   ASSIGNEE:

                                   AERC HP Advisors LP

                                   By:     Associated Estates Realty Corporation

                                   Its:    General Partner

                                   By:     ___________________________
                                           Martin A. Fishman
                                   Its:    Vice President

Contribution and Partnership
Purchase Agreement                                                   EXHIBIT O-3
                                                                     -----------


                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ______________, 1998, by and between LANNY KALIK ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Pines Development, Ltd., a Florida limited partnership (the "PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee or cash or a combination thereof, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                   ASSIGNOR:

                                   _________________________________
                                   Lanny Kalik


                                   ASSIGNEE:

                                   AERC HP Advisors LP

                                   By:     Associated Estates Realty Corporation

                                   Its:    General Partner

                                   By:     ___________________________
                                           Martin A. Fishman
                                   Its:    Vice President

Contribution and Partnership
Purchase Agreement                                                    EXHIBIT P
                                                                      ----------


                       ASSIGNMENT OF PARTNERSHIP INTEREST

         THIS ASSIGNMENT is made as of ______________, 1998, by and between LOUIS E. VOGT ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Orlando Development, Ltd., a Florida limited partnership (the
"PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                  ASSIGNOR:


                                  ___________________________________
                                  Louis E. Vogt

                                  ASSIGNEE:

                                  AERC HP Advisors LP

                                  By:     Associated Estates Realty Corporation
                                  Its:    General Partner

                                  By:     ___________________________
                                          Martin A. Fishman
                                  Its:    Vice President

Contribution and Partnership
Purchase Agreement                                                     EXHIBIT Q
                                                                       ---------


             ALLOCATION OF E UNITS DELIVERED AT THE INITIAL CLOSING


------------------------------------------------------------------------------------------------
                                         Increase in                             # of E Units
        Name of Partner                Capital Account                             Received
------------------------------------------------------------------------------------------------
             Cote                         $844,000                                  35,717
            Wright                       1,604,000                                  67,880
             Vogt                          452,000                                  19,128
             Gutin                         452,000                                  19,128
            Hughes                         324,000                                  13,711
             Golz                          324,000                                  13,711

                                    ----------------                            --------------
             Total                   $4,000,000.00                                 169,275

------------------------------------------------------------------------------------------------

Contribution and Partnership
Purchase Agreement                                                     EXHIBIT R
                                                                       ---------


                  ASSIGNMENT OF PARTNERSHIP INTEREST AGREEMENT

         THIS ASSIGNMENT is made as of ______________, 1998, by and between WILLIAM T. HUGHES, JR. ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Orlando Development, Ltd., a Florida limited partnership (the
"PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                    ASSIGNOR:


                                    ____________________________________
                                    William T. Hughes, Jr.

                                    ASSIGNEE:

                                    AERC HP Advisors LP

                                    By:    Associated Estates Realty Corporation
                                    Its:   General Partner

                                    By:    ___________________________
                                           Martin A. Fishman
                                    Its:   Vice President

Contribution and Partnership
Purchase Agreement                                                    EXHIBIT RR
                                                                      ----------



                  ASSIGNMENT OF PARTNERSHIP INTEREST AGREEMENT

         THIS ASSIGNMENT is made as of ______________, 1998, by and between GREGORY L. GOLZ ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Orlando Development, Ltd., a Florida limited partnership (the
"PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for a limited partnership interest in the Assignee, to transfer all of his right, title and interest in and to his Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of his Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of his right, title and interest in and to his Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                 ASSIGNOR:

                                 ____________________________________
                                 Gregory L. Golz

                                 ASSIGNEE:

                                 AERC HP Advisors LP

                                 By:      Associated Estates Realty Corporation
                                 Its:     General Partner

                                 By:      ___________________________
                                          Martin A. Fishman
                                 Its:     Vice President

Contribution and Partnership
Purchase Agreement                                                     EXHIBIT S
                                                                       ---------


                  ASSIGNMENT OF PARTNERSHIP INTEREST AGREEMENT

         THIS ASSIGNMENT is made as of ______________, 1998, by and between PF FUNDS, INC. ("ASSIGNOR"), and AERC HP ADVISORS LP, a Florida limited partnership, (the "ASSIGNEE"),

         WHEREAS, Assignor is the owner of a limited partnership interest in MIG/Orlando Development, Ltd., a Florida limited partnership (the
"PARTNERSHIP INTEREST");

         WHEREAS, Assignor desires, in exchange for cash, to transfer all of its right, title and interest in and to its Partnership Interest to the Assignee; and

         WHEREAS, the Assignee desires to accept Assignor's assignment of its Partnership Interest;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign all of its right, title and interest in and to its Partnership Interest to the Assignee free and clear of all pledges, liens, security interests, encumbrances, and restrictions whatsoever.

         IN TESTIMONY WHEREOF, Assignor and the Assignee have executed this Assignment as of the date first above written.

                                 ASSIGNOR:

                                 PF FUNDS, INC.

                                 By:_______________________________________
                                 Name:_____________________________________
                                 Title:____________________________________

                                 ASSIGNEE:

                                 AERC HP Advisors LP

                                 By:     Associated Estates Realty Corporation
                                 Its:    General Partner

                                 By:     ______________________________
                                         Martin A. Fishman
                                 Its:    Vice President

Contribution and Partnership
Purchase Agreement                                                    EXHIBIT T
                                                                      ----------


                      SCHEDULE OF RECLASSIFICATION OF UNITS
                            PURSUANT TO SECTION 2.19


----------------------------------------------------------------------------------------------------------------------
                        $ Amount of Initial
                          Capital Account         # of C Units to
      Partner           to be Reclassified        be Reclassified         A Units          C Units           E Units
----------------------------------------------------------------------------------------------------------------------
        Cote               $1,266,000                 53,576              17,857           24,291            11,428
       Wright              $2,406,000                101,820              33,937           46,165            21,718
        Vogt                 $678,000                 28,692               9,563           13,009             6,120
       Gutin                 $678,000                 28,692               9,563           13,009             6,120
       Hughes                $486,000                 20,567               6,855            9,325             4,387
        Golz                 $486,000                 20,567               6,855            9,325             4,387

                       ---------------            -----------          ----------       ----------        -----------
       Total            $6,000,000.00                253,914              84,630          115,124            54,160

----------------------------------------------------------------------------------------------------------------------
